           As filed with the Securities and Exchange Commission on April 1, 2014

                                            1933 Act Registration No. 333-149053

                                             1940 Act Registration No. 811-08651

                                                              CIK No. 0001055225
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 8

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 70

     LLANY Separate Account R for Flexible Premium Variable Life Insurance
                           (Exact Name of Registrant)

                              Lincoln SVULone2007

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                           (Exact Name of Depositor)

                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
              (Address of Depositor's Principal Executive Offices)

       Depositor's Telephone Number, Including Area Code: (315) 428-8400

                          Robert O. Sheppard, Esquire
                   Lincoln Life & Annuity Company of New York
                         100 Madison Street, Suite 1860
                               Syracuse, NY 13202
                    (Name and Address of Agent for Service)

                                    Copy to:
                                John L. Reizian
                  The Lincoln National Life Insurance Company
                               350 Church Street
                               Hartford, CT 06103

            Approximate Date of Proposed Public Offering: Continuous

                     Title of Securities being registered:
  Indefinite Number of Units of Interest in Variable Life Insurance Contracts.

An indefinite amount of the securities being offered by the Registration
                 Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending
December 31, 2013 was filed March 26, 2014.

It is proposed that this filing will become effective:
/ /  immediately upon filing pursuant to paragraph (b)
/X/  on May 1, 2014 pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on April 1, 2010 pursuant to paragraph (a)(1) of Rule 485.
/ / This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be October 18, 2013.

LLANY Separate Account R for Flexible Premium Variable Life Insurance Lincoln Life & Annuity Company of New York

Home Office Location:
100 Madison Street
Suite 1860
Syracuse, NY 13202
(888) 223-1860

Administrative Office:
Customer Service Center
One Granite Place
Concord, NH 03301
(800) 487-1485

--------------------------------------------------------------------------------
 A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds
--------------------------------------------------------------------------------

     This prospectus describes Lincoln SVULONE2007, a flexible premium variable life insurance contract (the "Policy"), offered by Lincoln Life & Annuity Company of New York ("Lincoln Life", "the Company", "We", "Us", "Our"). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.



     The Policy described in this prospectus is available only in New York.



     You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R, established on January 29, 1998 ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
                      o AIM Variable Insurance Funds (Invesco Variable Insurance Funds)


                      o AllianceBernstein Variable Products Series Fund

                      o American Century Variable Portfolios II, Inc.

                      o American Funds Insurance Series (Reg. TM)

                      o BlackRock Variable Series Funds, Inc.

                      o Delaware VIP (Reg. TM) Trust

                      o DWS Variable Series II

                      o Fidelity (Reg. TM) Variable Insurance Products

                      o Franklin Templeton Variable Insurance Products Trust


                      o Legg Mason Partners Variable Equity Trust


                      o Lincoln Variable Insurance Products Trust

                      o MFS (Reg. TM) Variable Insurance TrustSM

                      o PIMCO Variable Insurance Trust


     Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



     Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.


     To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.



                         Prospectus Dated: May 1, 2014

                               Table of Contents






Contents                                                Page
--------------------------------------------------      -----
POLICY SUMMARY....................................         3
    Benefits of Your Policy.......................         3
    Risks of Your Policy..........................         4
    Charges and Fees..............................         5
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT.............................        10
    Fund Participation Agreements.................        11
    Distribution of the Policies and
      Compensation................................        11
    Sub-Accounts and Funds........................        12
    Sub-Account Availability and Substitution of
      Funds.......................................        18
    Voting Rights.................................        19
POLICY CHARGES AND FEES...........................        19
    Premium Load; Net Premium Payment.............        20
    Surrender Charges.............................        20
    General:......................................        20
    Partial Surrender Fee.........................        23
    Transfer Fee..................................        23
    Mortality and Expense Risk Charge.............        23
    Cost of Insurance Charge......................        23
    Administrative Fee............................        24
    Policy Loan Interest..........................        24
    Rider Charges.................................        24
YOUR INSURANCE POLICY.............................        24
    Application...................................        26
    Owner.........................................        26
    Right to Examine Period.......................        26
    Initial Specified Amount......................        27
    Transfers.....................................        27
    Market Timing.................................        28
    Optional Sub-Account Allocation Programs......        29
    Riders........................................        30
    Continuation of Coverage......................        40
    Termination of Coverage.......................        41
    State Regulation..............................        41


Contents                                                Page
--------------------------------------------------      -----
PREMIUMS..........................................        41
    Allocation of Net Premium Payments............        41
    Planned Premiums; Additional Premiums.........        41
    Policy Values.................................        43
    Additional Bonus Credits......................        44
DEATH BENEFITS....................................        44
    Death Benefit Proceeds........................        44
    Death Benefit Options.........................        45
    Changes to the Initial Specified Amount and
      Death Benefit Options.......................        45
    Payment of Death Benefit Proceeds.............        46
POLICY SURRENDERS.................................        47
    Partial Surrender.............................        48
POLICY LOANS......................................        49
LAPSE AND REINSTATEMENT...........................        50
    No-Lapse Protection...........................        51
    Reinstatement of a Lapsed Policy..............        51
TAX ISSUES........................................        52
    Taxation of Life Insurance Contracts in
      General.....................................        52
    Policies That Are MECs........................        53
    Policies That Are Not MECs....................        53
    Last Survivor Contract........................        54
    Other Considerations..........................        54
    Fair Market Value of Your Policy..............        56
    Tax Status of Lincoln Life....................        56
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS....................................        56
LEGAL PROCEEDINGS.................................        56
FINANCIAL STATEMENTS..............................        57
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION..........................        58
Appendix A........................................        59
GLOSSARY OF TERMS.................................        61

POLICY SUMMARY


Benefits of Your Policy

Death Benefit Protection. The Policy this prospectus describes is a variable life insurance policy which provides death benefit protection on the lives of two Insureds. Upon the death of the first Insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second Insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.


Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the Owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.


Flexibility. The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "Underlying Funds". You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.


No-Lapse Protection. Your Policy will include the No-Lapse Enhancement Rider and the Premium Reserve Rider, which may help you manage some of the risk of Policy Lapse.


The No-Lapse Enhancement Rider may prevent a Policy from lapsing where the Net Accumulation Value under your Policy is insufficient to cover the Monthly Deductions if the requirements of the rider, including requirements as to timing and amount of Premium Payments, are met. The duration of lapse protection provided will be determined monthly, and it will vary based on the calculations described in detail in the rider. Please note that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. While this rider is effective, there are certain requirements and limitations that are imposed which may restrict the allocations you may wish to make.

The Premium Reserve Rider allows you to pay Premiums in addition to those you plan to pay for the base Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy's Specified Amount (or being subject to withdrawal fees or Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy's Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy's death benefit will be increased by the Premium Reserve Rider Accumulation Value less

Indebtedness. Refer to the section headed "Premium Reserve Rider" in the Riders section of this prospectus for more information about the benefits of this rider.




Risks of Your Policy


Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and Underlying Fund's objective and risk is found in this prospectus and in each Underlying Fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.

Policy Values in the Fixed Account. Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts to the Fixed Account and, due to these limitations, if you want to transfer all of the balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. Unlike assets held in the Company's Separate Account, of which the Sub-Accounts form a part, the assets of the General Account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. The general liabilities of the Company include obligations we assume under other types of insurance policies and financial products we sell and it is important to remember that you are relying on the financial strength of the Company for the fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. For more information, please see "Lincoln Life, The Separate Account and The General Account" or "Transfers" sections of this prospectus.


Unsuitable for Short-Term Investment. This Policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your Policy is not designed to serve as a vehicle for frequent trading.


Policy Lapse. Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient Premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on policy values, you also have the No-Lapse Enhancement Rider and the Premium Reserve Rider, briefly noted above and discussed in more detail in the Riders section of this prospectus, to help you manage some of the risk of Policy Lapse.

Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered will reduce your Policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.


Consequences of Surrender. Surrender Charges are assessed if you surrender your Policy within the first 10-15 Policy Years. Full or Partial Surrenders may result in tax consequences. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

Tax Treatment of Life Insurance Contracts. Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract ("MEC") whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.


Tax Law Compliance. We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your Policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.



Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.

                                               Table I: Transaction Fees
                                         When Charge                                       Amount
         Charge                          is Deducted                                      Deducted
 Maximum Sales Charge         When you pay a Premium.                7.0% of each Premium Payment in Policy Years
 Imposed on Premiums                                                 1-20 and 4.0% in Policy Years 21 and later. 1
 (Premium Load), as a
 percentage of Premiums
 paid.
 Surrender Charge* 2          For up to 15 years from the
                              Policy Date and up to 15 years
                              from the effective date of each
                              increase in Specified Amount, a
                              Surrender Charge will be
                              deducted at the time you effect
                              a Full Surrender of your Policy.
                              For up to 10 years from the
                              Policy Date or up to 10 years
                              from the effective date of each
                              increase in Specified Amount, a
                              Surrender Charge will be
                              deducted at the time you effect
                              a Reduction in Specified
                              Amount.
  Maximum Charge                                                     $60.00 per $1,000 of Specified Amount.
  Minimum Charge                                                     $0.00 per $1,000 of Specified Amount.
  Charge for                                                         For a male, age 45, standard non-tobacco, and a
  Representative                                                     female, age 45, standard non-tobacco, in year
  Insureds                                                           one the maximum Surrender Charge is $25.81
                                                                     per $1,000 of Specified Amount.
 Transfer Fee                 Applied to any transfer request        $25
                              in excess of 24 made during
                              any Policy Year.


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.



  1The Maximum Sales Charge Imposed on Premiums is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0.0% to 4.0%. In considering policy-related state taxes components of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.



  2 During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your Policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.



                            Table II: Periodic Charges Other Than Fund Operating Expenses
                                         When Charge                                      Amount
          Charge                         is Deducted                                     Deducted
 Cost of Insurance*            Monthly
  Maximum Charge                                                   $83.33 per month per $1,000 of Net Amount at
                                                                   Risk. Individuals with a higher mortality risk
                                                                   than standard issue individuals can be charged
                                                                   from 125% to 5,000% of the standard rate.
  Minimum Charge                                                   $0.00 per month per $1,000 of Net Amount at
                                                                   Risk.

  Charge for                                                       For a male, age 55, standard non-tobacco, and a
  Representative                                                   female, age 55, standard non-tobacco, in year
  Insureds                                                         one the guaranteed maximum monthly cost of
                                                                   insurance rate is $0.00215 per month per
                                                                   $1,000 of Net Amount at Risk.
  Mortality and Expense        Daily (at the end of each           Daily charge as a percentage of the value of the
  Risk Charge ("M&E")          Valuation Day).                     Separate Account, guaranteed not to exceed an
                                                                   effective annual rate of 0.60%.3
  Administrative Fee*          Monthly                             A flat fee of $10 per month in all years.
                                                                   In addition to the flat fee of $10 per month, for
                                                                   the first ten Policy Years from Issue Date or
                                                                   increase in Specified Amount, a monthly fee per
                                                                   dollar of Initial Specified Amount or increase in
                                                                   Specified Amount as follows:
  Maximum Charge                                                   $1.61 per month per $1,000 of Initial Specified
                                                                   Amount or increase in Specified Amount.
  Minimum Charge                                                   $0.01 per month per $1,000 of Initial Specified
                                                                   Amount or increase in Specified Amount.
  Charge for                                                       For a male, age 55, standard non-tobacco, and a
  Representative                                                   female, age 55, standard non-tobacco, the
  Insureds                                                         maximum additional monthly charge is
                                                                   $0.17334 per month per $1,000 of Specified
                                                                   Amount.
 Policy Loan Interest          Annually                            5.0% annually of the amount held in the Loan
                                                                   Account.4
 No-Lapse Enhancement          N/A                                 There is no charge for this rider.5
 Rider
 Overloan Protection           One-time charge when benefit        Maximum charge of 5.0% of the then current
 Rider6                        is elected.                         Accumulation Value.6
 Optional Rider Charges                                            Individualized based on whether optional
                                                                   Rider(s) selected.

                    Table II: Periodic Charges Other Than Fund Operating Expenses  (continued)
                                         When Charge                                    Amount
          Charge                         is Deducted                                   Deducted
 Premium Reserve Rider7        When you direct a Premium to         4.0% of each Premium Payment allocated to the
                               this rider                           Rider.7
                               When Rider Accumulation              3.0% of amount transferred
                               Value is transferred to Policy
                               during Policy Years 1-107


  * These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial advisor.

  3 Guaranteed at an effective annual rate of 0.60% in Policy Years 1-10;
   0.20% in Policy Years 11-20; and 0.00% in Policy Years 21 and beyond.

  4 Effective annual interest rate of 5.0% in years 1-10 and 4.1% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a Policy Loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 4.0%. The net cost of your loan (that is the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in Policy Years 1-10 and 0.1% in Policy Years 11 and later.

  5 There is no separate charge for the No-Lapse Enhancement Rider. The Cost of Insurance Charge for the Policy has been adjusted to reflect the addition of the rider to the Policy. See No-Lapse Enhancement Rider section for further discussion.

  6 Accumulation Value of the Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. See Policy Values section for detailed discussion of how each value is calculated.


  7 Allocations of Premium Payments to the rider are at your discretion.
   Allocations of Premium Payments to the rider are subject to the 4.0% charge shown in the Table and are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I. This 4.0% charge is called the Premium Reserve Rider Premium Load. Rider Accumulation Value allocated to the Separate Account is subject to the Mortality and Expense Risk Charge (which does not exceed 0.60% for Policy Years 1-10, 0.20% for Policy Years 11-20, and 0.00% for Policy Years 21 and beyond).


   Transfers of Accumulation Value from the rider to the Policy are not subject to the "Maximum Sales Charge Imposed on Premiums" shown in Table I, but are subject to a charge of 3.0% of the Accumulation Value transferred if such transfers are made during the first 10 Policy Years. In addition, if you request a loan from the Accumulation Value of this rider, interest is charged at the same rate as for Policy Loans. See Premium Reserve Rider section for further discussion.



Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the maximum and minimum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund's fees and expenses is contained in the prospectus for each Underlying Fund.


These fees and expenses may change at any time.



 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Maximum        Minimum
 Total management fees, distribution and/or service        1.87% 8         0.23%
 (12b-1) fees, and other expenses.



  8 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 0.92%. These waivers and reductions generally extend through April 30, 2015 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund's prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds. Refer to such Underlying Fund's prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("Redemption Fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated in New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under "How to Obtain More Information." Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.


The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "Separate Account." We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile.

You may also allocate your Premium Payments and policy values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claims payments.


State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.



Fund Participation Agreements


In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisors or distributors. In some of these agreements, we must perform certain administrative services for the Underlying Fund advisors or distributors. Such services include, but are not limited to transfer agent and sub-transfer agent services for Owners; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.49% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund's advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. This compensation may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, and PIMCO Variable Insurance Trust.

Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund's average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.




Distribution of the Policies and Compensation

The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company's Principal Underwriter, Lincoln Financial Distributors, Inc. ("LFD"). The Company's affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, "LFN"), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.


The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 99% of the first year Premium and 27% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on accumulation value.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non-cash compensation." "Non-cash compensation", as defined under FINRA's rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.


Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.


We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.




Sub-Accounts and Funds

The variable investment options in the Policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.


We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.


A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.


Certain Underlying Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other Underlying Funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual Underlying Fund prospectus.

Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.


There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund's prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.

Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.


The Underlying Funds and their investment advisors/subadvisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund's prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund's on the cover page of its summary prospectus.


AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.

      o Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
       L.P.

      o AllianceBernstein VPS Global Thematic Growth Portfolio (Class A):
Long-term growth of capital.

      o AllianceBernstein VPS Growth and Income Portfolio (Class A): Long-term growth of capital.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o AllianceBernstein VPS International Value Portfolio (Class A):
       Long-term growth of capital.
       This fund is available only to existing Owners as of May 21, 2012. Consult your financial advisor.

      o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class A):
       Long-term growth of capital.


American Century Variable Portfolios II, Inc., advised by American Century
      Investment Management, Inc.

      o Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.


American Funds Insurance Series (Reg. TM), advised by Capital Research and
       Management Company.

      o Global Growth Fund (Class 2): Long-term growth of capital.

      o Global Small Capitalization Fund (Class 2): Long-term capital growth.

      o Growth Fund (Class 2): Capital growth.

      o Growth-Income Fund (Class 2): Long-term growth of capital and income.

      o International Fund (Class 2): Long-term growth of capital.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

      o Global Allocation V.I. Fund (Class I): High total investment return.


Delaware VIP (Reg. TM) Trust, advised by Delaware Management Company.*

      o Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.

      o Emerging Markets Series (Standard Class): Long-term capital appreciation.

      o High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
       This fund is available only to existing Owners as of May 17, 2010. Consult your financial advisor.

      o Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.

      o REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.

      o Small Cap Value Series (Standard Class): Capital appreciation.

      o Smid Cap Growth Series (Standard Class): Long-term capital appreciation.

      o U. S. Growth Series (Standard Class): Long-term capital appreciation.

      o Value Series (Standard Class): Long-term capital appreciation.


DWS Variable Series II, advised by Deutsche Investment Management Americas, Inc. and subadvised by RREEF America L.L.C.

      o DWS Alternative Asset Allocation VIP Portfolio (Class A)(2): Capital appreciation.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management & Research Company and subadvised by FMR CO., Inc.

      o Contrafund (Reg. TM) Portfolio (Service Class): Long-term capital appreciation.

      o Growth Portfolio (Service Class): To achieve capital appreciation.

      o Mid Cap Portfolio (Service Class): Long-term growth of capital.

      o Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011.
Consult your financial advisor.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Bond Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.


      o Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
       (formerly Franklin Income Securities Fund)

      o Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
       (formerly Mutual Shares Securities Fund)

      o Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
       (formerly Franklin Small-Mid Cap Growth Securities Fund)
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
       (formerly Templeton Global Bond Securities Fund)
       This fund is available only to existing Owners as of May 18, 2009, but will be re-opened for all Owners on May 12, 2014. Consult your financial advisor.


Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund
       Advisor, LLC.

      o ClearBridge Variable Mid Cap Core Portfolio (Class I): Long-term growth of capital.
       (Subadvised by ClearBridge Investments, LLC)
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
       Advisors Corporation.

      o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
       (Subadvised by BAMCO, Inc.)

      o LVIP BlackRock Emerging Markets RPM Fund (Standard Class): To invest primarily in securities included in a broad-based emerging markets index and to seek to approximate as closely as possible, before fees and expenses, the performance of that index while seeking to control the level of portfolio volatility.

       (Subadvised by BlackRock Investment Management LLC)


      o LVIP BlackRock Equity Dividend RPM Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.

       (Subadvised by BlackRock Investment Management LLC)


      o LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
       (Subadvised by BlackRock Financial Management, Inc.)

      o LVIP Capital Growth Fund (Standard Class): Capital growth. (Subadvised by Wellington Management Company, LLP)

      o LVIP Clarion Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.

       (Subadvised by CBRE Clarion Securities LLC)

      o LVIP Columbia Small-Mid Cap Growth RPM Fund (Standard Class): Capital appreciation.
       (Subadvised by Columbia Management Investment Advisers, LLC)

      o LVIP Delaware Bond Fund (Standard Class): Maximum current income (yield) consistent with a prudent investment strategy.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Diversified Floating Rate Fund (Standard Class): Total return.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund (Standard Class): Long-term capital growth.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Delaware Growth and Income Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o LVIP Delaware Social Awareness Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*

      o LVIP Delaware Special Opportunities Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by Delaware Management Company)*


      o LVIP Dimensional Non-U.S. Equity RPM Fund (Standard Class)(2):
       Long-term capital appreciation.

      o LVIP Dimensional U.S. Equity RPM Fund (Standard Class)(2): Long-term capital appreciation.


      o LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital.

      o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
       (Subadvised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)


      o LVIP Invesco Diversified Equity-Income RPM Fund (Standard Class)(2):
       Capital appreciation and current income.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.


      o LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.

       (Subadvised by J.P. Morgan Investment Management Inc.)


      o LVIP JPMorgan Mid Cap Value RPM Fund (Standard Class): Long-term capital appreciation.

       (Subadvised by J.P. Morgan Investment Management Inc.)

      o LVIP Managed Risk Profile 2010 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2020 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2030 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile 2040 Fund (Standard Class)(2): The highest total return over time with an increased emphasis on capital preservation as the target date approaches.
       This fund is available only to existing Owners as of May 18, 2009. Consult your financial advisor.

      o LVIP Managed Risk Profile Conservative Fund (Standard Class)(2): A high level of current income with some consideration given to growth of capital.

      o LVIP Managed Risk Profile Growth Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP Managed Risk Profile Moderate Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.


      o LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Massachusetts Financial Services Company)

      o LVIP MFS Value Fund (Standard Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

      o LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
       (Subadvised by Wellington Management Company, LLP)

      o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
       (Subadvised by Mondrian Investment Partners Limited)

      o LVIP Money Market Fund (Standard Class): To maximize current income while maintaining a stable value of your shares (providing stability of net asset value) and preserving the value of your initial investment (preservation of capital).
       (Subadvised by Delaware Management Company)


      o LVIP Multi-Manager Global Equity RPM Fund (Standard Class)(2):
       Long-term growth of capital.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.


      o LVIP SSgA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Conservative Index Allocation Fund (Standard Class)(2): A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Conservative Structured Allocation Fund: (Standard Class)(2):
       A high level of current income, with some consideration given to growth of capital.

      o LVIP SSgA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Global Tactical Allocation RPM Fund (Standard Class)(2):
       Long-term growth of capital.

       (Subadvised by SSgA Funds Management, Inc.)


      o LVIP SSgA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Moderate Index Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderate Structured Allocation Fund (Standard Class)(2): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Index Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA Moderately Aggressive Structured Allocation Fund (Standard Class)(2): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.

      o LVIP SSgA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000 (Reg. TM) Index, which emphasizes stocks of small U.S. companies.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP SSgA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
       (Subadvised by SSgA Funds Management, Inc.)

      o LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
       (Subadvised by T. Rowe Price Associates, Inc.)

      o LVIP Templeton Growth RPM Fund (Standard Class): Long-term capital growth.

       (Subadvised by Templeton Investment Counsel, LLC)


      o LVIP UBS Large Cap Growth RPM Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.

       (Subadvised by UBS Global Asset Management (Americas) Inc.)


      o LVIP Vanguard Domestic Equity ETF Fund (Standard Class)(2): Long-term capital appreciation.

      o LVIP Vanguard International Equity ETF Fund (Standard Class)(2):
      Long-term capital appreciation.


      o LVIP VIP Mid Cap RPM Portfolio (Standard Class)(2): Capital appreciation.
       This fund will be available on or about May 12, 2014. Consult your financial advisor.



MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
       Services Company

      o Growth Series (Initial Class): Capital appreciation.

      o Total Return Series (Initial Class): Total return.
       This fund is available only to existing Owners as of May 16, 2011. Consult your financial advisor.

      o Utilities Series (Initial Class): Total return.


PIMCO Variable Insurance Trust, advised by PIMCO

      o PIMCO VIT CommodityRealReturn (Reg. TM) Strategy Portfolio (Administrative Class): Maximum real return.

  * Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.

  (1) "Standard & Poor's (Reg. TM)", "S&P 500 (Reg. TM)", "Standard & Poor's 500 (Reg. TM)" and "500" are trademarks of Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.

  (2) These are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities.



Sub-Account Availability and Substitution of Funds


Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the Underlying Fund in which a Sub-Account invests if:

1) the shares of any Underlying Fund should no longer be available for investment by the Separate Account; or

2) the Sub-Account has not attracted significant Owner allocations; or

3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.


We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your Policy as required to reflect any withdrawal or substitutions. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.




Voting Rights


The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.

Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Owner provide their voting instructions to the Company. Even though Owners may choose not to provide voting instruction, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.



POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.


In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses are incurred by the Underlying Funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from Underlying Fund assets. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by an Underlying Fund is contained in each Underlying Fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.

The Monthly Deductions are made on the "Monthly Anniversary Day", the Policy Date, and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day.


If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the "Lapse and Reinstatement" section of this prospectus.)




Premium Load; Net Premium Payment

We make a deduction from each Premium Payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. In considering related state taxes, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owners resides. Policy-related taxes imposed by the states range from 0.0% to 4.0%. It also covers a portion of the sales expenses incurred by the Company. We deduct 7% from each Premium Payment in Policy Years 1-20 and 4% in Policy Years 21 and beyond. The Premium Payment, net of the Premium Load, is called the "Net Premium Payment."



Surrender Charges



General:

Your Policy gives you the right to (i) fully surrender your Policy (a "Full Surrender") and receive the "Accumulation Value" of the Policy less any applicable Surrender Charges (which is called the Policy's "Surrender Value");
(ii) partially surrender your Policy and receive from the Accumulation Value of your Policy the amount you specifically request in cash (a "Partial Surrender"); and (iii) request a Reduction in the Specified Amount of your Policy (a "Reduction in Specified Amount"). The "Accumulation Value" of your Policy is the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value (see section headed "Premiums - Policy Values" for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the Policy's Surrender Value (see section headed "Policy Surrenders - Partial Surrender" for a detailed discussion).

A "Surrender Charge" may apply if you request a Full Surrender or a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy. No Surrender Charge is imposed if you request a Partial Surrender.

The Surrender Charge varies by age of the Insureds, the number of years since the "Policy Date" or the date of each increase in Specified Amount, and the Specified Amount. (See section headed "Your Insurance Policy" for a discussion of Policy Date.) The Surrender Charge will never exceed $60.00 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included in each Policy when your Policy is issued. That schedule will calculate the applicable Surrender Charge for you for each year during which a Surrender Charge based upon the Initial Specified Amount of your Policy will be imposed, the result of multiplying (a) the amount per $1,000 of Initial Specified Amount of your Policy by (b) the Initial Specified Amount divided by 1,000.


If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge would be imposed if you request a Reduction in Specified Amount with respect to all or part of the increased Specified Amount, and it is in addition to any Surrender Charge that would apply to the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your financial advisor. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased Specified Amount and their impact on your policy values. In addition, an example of how the various actions described below would impact the Surrender Charge is included in Appendix A of this prospectus.

For Full Surrenders, the duration of the Surrender Charge is 15 years from the Policy Date for the Initial Specified Amount and 15 years from the date of each increase in Specified Amount. For Reductions in Specified Amount, the duration of the Surrender Charge is 10 years from the Policy Date for the Initial Specified Amount and 10 years from the date of each increase in the Specified Amount. If there has been more than one increase in Specified Amount, each increase is separately tracked for the purpose of determining the applicable Surrender Charge.


Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 15 years from the Policy Date or 15 years from the effective date of each increase in Specified Amount.

When you apply for the Policy, your financial advisor can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in Specified Amount at various points during your Policy ownership. In addition, after your Policy is issued, please also contact your financial advisor before you request a Full Surrender or a Reduction in Specified Amount of your Policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.

Full Surrenders:

If you request a Full Surrender of your Policy in which the Specified Amount has neither increased nor decreased, the Surrender Charge will equal 1) multiplied by 2) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date;

     and

2) the Initial Specified Amount divided by 1,000.


For example, the Surrender Charge for a Full Surrender of a Policy at the end of the second Policy Year for a male, standard non-tobacco, issue age 45 and a female, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000 which has not been increased would be; a) $9.12 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $9,120.


If you request a Full Surrender of your Policy after you have requested one or more increases in the Specified Amount (but have not previously requested a decrease in the Specified Amount), the Surrender Charge will equal 1) plus 2) where:

1) is

  a) the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; multiplied by

     b) the Initial Specified Amount divided by 1,000; and

2) is for each increase in Specified Amount

  a) the amount per $1,000 of increase in Specified Amount for the number of years since the date of each increase; multiplied by

     b) the increased Specified Amount divided by 1,000

If you request a Full Surrender of the Policy in which you have requested a Reduction in Specified Amount, the Surrender Charge will equal 1) multiplied by
2) multiplied by 3) where:

1) is the amount per $1,000 of Initial Specified Amount for the number of years since the Policy Date; and

2) is one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed; and

3) is the Specified Amount divided by 1,000.


The charge assessed upon a Full Surrender will be subtracted from the Policy's Accumulation Value. If the Policy's Net Accumulation Value does not cover the Policy's Surrender Charges, any shortfall will be deducted from any available Premium Reserve Rider Net Accumulation Value.


Reduction in Specified Amount:

If you request a Reduction in Specified Amount of your Policy where you have not previously requested an increase in Specified Amount, the Surrender Charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by
4), where:

     1)    is the amount of this decrease plus any prior decreases;

     2) is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;

     3)    is the Initial Specified Amount; and

     4)    is the then applicable Surrender Charge.


The length of the Surrender Charge period for Reductions in Specified Amount is 10 years from the Policy Date for the Initial Specified Amount or 10 years from the effective date of each increase in Specified Amount.

The same calculation is made each time you request a Reduction in Specified Amount.

If you request a Reduction in Specified Amount of your Policy when you previously have requested an increase in Specified Amount, each increase in Specified Amount (or part thereof, if your request for Reduction in Specified Amount is for less than the full amount of the most recent increase in Specified Amount) will be surrendered separately on a last in, first out basis. That is, the most recently requested increase in Specified Amount will be surrendered first, then the next most recently requested increase in Specified Amount (or part thereof) will be surrendered next, until the Specified Amount has been reduced in accordance with your request for a Reduction in Specified Amount. Rather than impose a charge to recover the expenses incurred by the Company to process the increase at the time the increase is approved, the Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a Reduction in Specified Amount result in the surrender of an increase in Specified Amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in Specified Amount which were made more than 10 years prior to your request for a Reduction in Specified Amount.

If your request for Reduction in Specified Amount exceeds the amount of the most recent increase in Specified Amount, then the next most recent increase (or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered. Increases in Specified Amounts will be surrendered successively (including, if necessary, a part of the Initial Specified Amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in Specified Amount. Any requests for Reduction in Specified Amount thereafter will be handled in a similar manner, that is, the most recent increase in Specified Amount or remaining part of a previous increase in Specified Amount will be next surrendered in whole or in part.

If you engage in a series of increases and Reductions in Specified Amount, the latest increase in the Specified Amount of your Policy will be surrendered in whole or in part should you thereafter request a Reduction in Specified Amount.


We may limit requests for Reduction in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.

Your request for a Reduction in Specified Amount will become effective on the day on which we approve your request if that day is a Monthly Anniversary Day. If that day is not a Monthly Anniversary Day, your request will become effective on the Monthly Anniversary Day which next follows the day on which we approve your request.

Partial Surrender:

There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the amount of any Partial Surrender to 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender (see section headed "Policy Surrenders - Partial Surrender" for a detailed discussion). In addition, a Partial Surrender may reduce the Policy's Specified Amount if you have elected Death Benefit Option 1 (see section headed "Policy Surrenders - Partial Surrender" for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the Policy's Specified Amount below the minimum Specified Amount or below the level required to maintain the Policy as life insurance for the purposes of federal income tax law (see section headed "Tax Issues - Taxation of Life Insurance in General" for detailed discussion).


Any surrender may have tax implications. Consult your tax or other advisor before initiating a surrender.



Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.



Transfer Fee

For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.

In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided written notice in the event that such a change is made.



Mortality and Expense Risk Charge


We assess a daily Mortality and Expense Risk Charge ("M&E") as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the Insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.60% in Policy Years 1-10 and 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond. The current charge is at an effective annual rate of 0.60% in Policy Years 1-10, 0.20% in Policy Years 11-20, and 0.00% in Policy Years 21 and beyond.




Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.


The Cost of Insurance Charge for your Policy depends on the current "Net Amount at Risk". The Net Amount at Risk is the death benefit, without regard to any benefits payable at the second Insured's death under any riders, minus the greater of zero or the Policy's Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the "Net Amount at Risk") by the applicable current cost of insurance rate as determined by the Company.

The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy's Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy's duration, the age, gender (in accordance with state law) and underwriting category of each Insured. Please note that it will generally increase each Policy Year as the Insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in "Table II: Periodic Charges Other Than Fund Operating Expenses" in this prospectus.




Administrative Fee

There is a flat Monthly Deduction of $10 in all years.


For the first ten Policy Years from Issue Date or increase in Specified Amount, there is an additional charge that varies with the Insureds' ages, sex, and premium class. This charge will never exceed $1.61 per $1,000 of Initial Specified Amount or increase in Specified Amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5.0% in years 1-10, 4.1% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4.0% interest on the Loan Account Value in all years.




Rider Charges

The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed "Riders".

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current Accumulation Value.


Premium Reserve Rider. We deduct 4.0% from each Premium Payment you direct to this rider. Transfers of Premium Reserve Rider Accumulation Value from this rider to the Policy may be subject to a charge of 3.0% of amount transferred during Policy Years 1 - 10. Premium Reserve Rider Accumulation Value allocated to the Premium Reserve Separate Account is subject to the Mortality and Expense Risk Charge (which does not exceed 0.60% for Policy Years 1-10 and 0.20% for Policy Years 11 and later).


In addition, if you request a loan from the Premium Reserve Rider Accumulation Value, interest is charged at the same rate as for Policy Loans.


YOUR INSURANCE POLICY

Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new Underlying Fund for one that is no longer available for investment, or is no longer suitable for the Policy. We will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds.

We may choose to add or remove Sub-Accounts as investment options under the Policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.


If we obtain appropriate approvals from Owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made. (See section headed "Transfer Fee" for explanation of an additional right to transfer Accumulation Values from a Sub-Account when its investment objective changes.)


The Policy includes Policy Specifications pages. These pages provide important information about your Policy such as: the identity of the Insureds and Owner; Policy Date; the Initial Specified Amount; the death benefit option selected; issue ages; Planned Premium Payment; Surrender Charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as "Policy Date", "Effective Date" or "Policy Effective Date" (or "Rider Date", "Rider Effective Date") refer to the date that coverage under the Policy (or rider) becomes effective. Terms such as "Issue Date", "Date of Issue", or "Policy Issue Date" (or "Rider Issue Date") generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.


When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.


Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insureds will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.

The "Policy Date" is the date on which we begin life insurance coverage if you have paid your initial Premium with your application. If you have not paid your initial Premium with your application, your life insurance coverage will begin on the day we receive your initial Premium. The Policy Date is also the date from which Policy Years, Policy Anniversary, Monthly Anniversary Days, Policy Months, Premium due dates, and age are determined.


Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.


We cannot process your requests for transactions relating to the Policy until we have received the request in "Good Order" at our Home Office. "Good Order" means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.

We allow telephone transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on authorization for telephone transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



Application


If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insureds. Based on our review of medical information about the proposed Insureds, we may decline to provide insurance, or we may place the proposed Insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, gender and underwriting category of the Insureds.

A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each Insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each Insured.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a Policy. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner

The Owner on the Date of Issue is designated in the Policy Specifications. You, as Owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) optional riders;

3) the amount and frequency of Premium Payments; and

4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.


You are entitled to exercise rights and privileges of your Policy as long as at least one of the Insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, Surrender the Policy entirely, request a Reduction in Specified Amount, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and, to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries.




Right to Examine Period

You may return your Policy to us for cancellation within the greater of 45 days after the application is signed or 10 days after you receive it (60 days after receipt for policies issued in replacement of other insurance). This is called the Right to Examine Period. If the Policy is returned for cancellation within the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the

Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.

Any Net Premium Payments received by us within ten days of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms.




Initial Specified Amount

You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.



Transfers


You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund's objective and investment policy before allocating money to the Sub-Accounts.


During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging or Automatic Rebalancing program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:


1) 25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or


2) the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.


We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.


Requests for transfers may be made in writing or by telephone, if you have previously authorized telephone transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.


Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.




Market Timing


Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.

In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in "Transfers", above. In such case, our rights and obligations will be as described in "Transfers". Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.


However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.


You should be aware that the purchase and redemption orders received by Underlying Funds generally are "omnibus" orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.

We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.

Once an Owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 to 2 business days of our discovery of such acceptance. We will impose this "original signature" restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.

Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.




Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

Dollar Cost Averaging systematically transfers specified dollar amounts during the first Policy Year from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly basis. These transfers do not count against the free transfers available. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

If Dollar Cost Averaging is desired, it must be elected at issue.

Dollar Cost Averaging terminates automatically:

1) if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

3) on the first Policy Anniversary; or

4) if your Policy is surrendered or otherwise terminates.

From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your financial advisor to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.


Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to the Fixed Account and each Sub-Account. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. Your Policy will be issued with Automatic Rebalancing. When Automatic Rebalancing is in effect, all Net Premium Payments allocated to the Sub-Accounts and Fixed Account will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.

Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.


Automatic Rebalancing is available only on a quarterly basis. Automatic Rebalancing may be terminated, or the allocation may be changed at any time, by contacting our Administrative Office. Terminating Automatic Rebalancing will terminate the No-Lapse Enhancement Rider attached to your Policy. Refer to the "Riders" section of this prospectus for more information.



Riders

We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your Policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed "No-Lapse Enhancement rider", "Overloan Protection Rider", and "Premium Reserve Rider". Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy. Please ask your financial advisor for an illustration that reflects the impact of adding a rider to your Policy or deleting a rider form your Policy before you make your decision.

Some of the riders discussed below are optional and you must decide whether to apply for those riders. The No-Lapse Enhancement Rider, the Premium Reserve Rider, and the Overloan Protection Rider will automatically be included with your Policy.


No-Lapse Enhancement Rider: This rider, which is automatically issued with your Policy, provides you with a limited benefit in the event that your Policy would otherwise lapse. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee. The duration of lapse protection provided by this rider will be determined monthly, and will vary based on Net Premium Payments made, interest credited, the amount of any Partial Surrenders, and rates and fees for the rider. Payment of Premiums higher than the Planned Premium and interest credited on Net Premiums will increase the duration of lapse protection. Partial Surrenders and the costs of other riders which have their own charges will reduce the duration of lapse protection.

No-Lapse Protection. If the Net Accumulation Value under the Policy is insufficient to cover the Monthly Deductions, the Policy will not lapse as long as three conditions are met:

1) the rider has not terminated (see subsection headed "Rider Termination" for more information about when the rider terminates);


2) the duration of the rider's lapse protection has not ended (that is, the period during which lapse protection is provided by the rider - also known as the "duration of lapse protection" - has not ended); see sub-section headed "Duration of No-Lapse Protection"); and


3) either the "No-Lapse Value" or the "Reset Account Value", less any Indebtedness, is greater than zero.

We will automatically issue this rider with your Policy. There is no charge for this rider.


The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing.


If either the No-Lapse Value Provision or the Reset Account Value Provision of this rider is actively preventing the Policy from lapsing, that provision will trigger a death benefit which is different from the death benefit otherwise in effect under the Policy. Each provision triggers a different death benefit, as described in more detail below. The change to a death benefit triggered by either provision under this rider is not permanent. If subsequent Premium Payments create Accumulation Value sufficient to cover the accumulated, if any, as well as current Monthly Deductions, the death benefit triggered by either rider provision will no longer apply, and the death benefit will be restored to the death benefit option in effect under the Policy. There is no limit on the number of times we allow death benefits to be restored in this manner. Refer to the section headed "Death Benefits" for more information.

We calculate the No-Lapse Value and Reset Account Value based on a set of rates and fees which are reference rates and reference fees only and are used solely for the purpose of calculating benefits provided by the rider. They will be referred to as the "Reference Rates and Fees". The Reference Rates and Fees used for this rider are not charges and fees imposed on your Policy and differ from the rates and fees we use to calculate the Accumulation Value of the Policy.

Each provision's value is based on a set of Reference Rates and Fees unique to that provision. The No-Lapse Value Reference Rates and Fees are the No-Lapse Premium Load and No-Lapse Monthly Deduction for a Policy Month (which includes the No-Lapse Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the No-Lapse Monthly Administrative Fee). The Reset Account Value Reference Rates and Fees are the Reset Account Premium Load and the Reset Account Monthly Deduction for a Policy Month (which includes the Reset Account Monthly Cost of Insurance, the cost of any additional benefits provided by other riders that have their own charges, and the Reset Account Monthly Administrative Fee).

At the time we issue the Policy, we fix the schedules of Reference Rates and Fees for the life of the Policy. Refer to the No-Lapse Enhancement Rider form issued with your Policy for more information about the actual schedules of Reference Rates and Fees applicable to your Policy.

The No-Lapse Value. On each Monthly Anniversary Day (see section headed "Policy Charges and Fees" for a discussion of "Monthly Anniversary Day"), the No-Lapse Value will be calculated as 1), plus 2), plus 3), minus 4), minus 5), minus 6) where:

1) is the No-Lapse Value on the preceding Monthly Anniversary Day;

2) is all Net Premium Payments received since the preceding Monthly Anniversary Day;

3) is accumulated interest credited to the No-Lapse Value since the preceding Monthly Anniversary Day;

4) is the amount of any Partial Surrenders (i.e., withdrawals) under the Policy since the preceding Monthly Anniversary Day;

5) is the No-Lapse Monthly Deduction for the month following the Monthly Anniversary Day; and

6) is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.

Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed "Surrender Charges - Reduction in Specified Amount" for further information).

On any day other than a Monthly Anniversary Day, the No-Lapse Value will be the No-Lapse Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the No-Lapse Value.

The No-Lapse Value on the Policy Date will be the initial Net Premium Payment received less the No-Lapse Monthly Deduction for the first Policy Month.


The No-Lapse Monthly Deduction is the No-Lapse Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the No-Lapse Monthly Administrative Fee. The No-Lapse Monthly Cost of Insurance and the No-Lapse Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider. These Reference Rates and Fees differ in amount from the Policy Cost of Insurance Charge and Policy monthly Administrative Fee used to calculate Accumulation Value under your Policy.


The Reset Account Value. On each Monthly Anniversary Day (see section headed "Policy Charges and Fees" for a discussion of "Monthly Anniversary Day"), the Reset Account Value will be calculated as 1), plus 2), plus 3), minus 4), minus
5), minus 6) where:

1) is the Reset Account Value on the preceding Monthly Anniversary Day;

2) is all Net Premium Payments received since the preceding Monthly Anniversary Day;

3) is accumulated interest credited to the Reset Account Value;

4) is the amount of any Partial Surrenders (i.e., withdrawals) under the Policy since the preceding Monthly Anniversary Day;

5) is the Reset Account Monthly Deduction for the month following the Monthly Anniversary Day; and

6) is the Surrender Charge for any Reduction in Specified Amount on the Monthly Anniversary Day.

Reductions in Specified Amounts only become effective on the Monthly Anniversary Day on or next following the day on which the reduction is approved (see section headed "Surrender Charges - Reduction in Specified Amount" for further information).

On any day other than a Monthly Anniversary Day, the Reset Account Value will be the Reset Account Value as of the preceding Monthly Anniversary Day, plus all Net Premium Payments received since the preceding Monthly Anniversary Day, less Partial Surrenders, plus accumulated interest credited to the Reset Account Value.

The Reset Account Value on the Policy Date will be the initial Net Premium Payment received less the Reset Account Monthly Deduction for the first Policy Month.

The Reset Account Monthly Deduction is the Reset Account Monthly Cost of Insurance, plus the monthly charge, if any, for other riders, and plus the Reset Account Monthly Administrative Fee. The Reset Account Monthly Cost of Insurance and the Reset Account Monthly Administrative Fee are Reference Rates and Fees only, are not charges and fees imposed on your Policy, and are used solely for the purpose of calculating benefits provided by the rider.

These Reference Rates and Fees differ in amount from the Policy Cost of Insurance Charge and Policy monthly Administrative Fee used to calculate Accumulation Value under your Policy.


On each Policy Anniversary, the Reset Account Value may increase to reflect positive investment performance. If the Reset Account Value on any Policy Anniversary is less than the Accumulation Value on that same Policy Anniversary, the Reset Account Value will be increased to equal the Accumulation Value. Refer to the No-Lapse Reset Account Provision of the No-Lapse Enhancement Rider attached to your Policy.


Death Benefits Under the Policy and the Rider. You will select a guaranteed minimum death benefit (the "Guaranteed Minimum Death Benefit") on the application for your Policy. This Guaranteed Minimum Death Benefit will be used in determining the actual Death Benefit Proceeds provided by the No-Lapse Value Provision of this rider. The Guaranteed Minimum Death Benefit you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds payable under the terms of this rider if the rider is actively preventing the Policy from lapsing. It will be shown on the Policy Specifications page.

The initial Guaranteed Minimum Death Benefit you select must be between 70% and 100% of the Initial Specified Amount for the Policy. The higher the percentage you select, the higher the ongoing Premium Payments which will be required to maintain a No-Lapse Value and/or Reset Account Value greater than zero. If the Policy Specified Amount is later decreased below the Guaranteed Minimum Death Benefit, the Guaranteed Minimum Death Benefit will automatically decrease to equal the Specified Amount as of the same effective date. If the Policy Specified Amount is later increased, the Guaranteed Minimum Death Benefit will not automatically increase.


If the Net Accumulation Value is sufficient to cover the accumulated, if any, and current Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. Refer to the section headed "Death Benefits" for more information.

If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Each provision triggers a different death benefit.


If the No-Lapse Value Provision is actively keeping the Policy from lapsing, the death benefit (the "No-Lapse Provision Death Benefit") is the Guaranteed Minimum Death Benefit less any Indebtedness and less any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of the second Insured's death. This death benefit may be less than the Specified Amount of the Policy.


If the Reset Account Value Provision is actively keeping the Policy from lapsing, the death benefit (the "Reset Account Value Provision Death Benefit") is the greater of:

1) a) the lesser of

     (i) the current Specified Amount and

     (ii) Initial Specified Amount, minus

(b) Indebtedness, and minus

(c) any Partial Surrenders (i.e., withdrawals) received by the Owner after the date of death; or

2) an amount equal to the Reset Account Value multiplied by the applicable percentage shown in the corridor percentages table of the Policy Specifications, less any Indebtedness and less any Partial Surrenders after the date of the second death.

If the requirements of both of the No-Lapse Value Provision and Reset Account Value Provision are met, the death benefit payable will be the greater death benefit amount triggered by either of the provisions. Refer to the section headed "Death Benefits" for more information.

If this No-Lapse Enhancement Rider prevents the Policy from lapsing, and subsequent Premium Payments are made such that the Accumulation Value is sufficient to cover the Monthly Deductions, the death benefit payable will be determined by the death benefit option in effect. During the period that the rider is preventing the Policy from lapsing, the Monthly Deductions under your Policy, which consist of the monthly Cost of Insurance Charge, the monthly cost of any riders, and the monthly Administrative Fee, will continue and will be accumulated. A statement will be sent to you, at least annually, which reflects the accumulated amount of those deductions. If the rider terminates for any reason, the accumulated and current Monthly Deduction would have to be paid to prevent lapse, and we will send you a notice stating the amount of Premiums you would be required to pay to keep your Policy in force (see section headed "Lapse and Reinstatement").


The following examples demonstrate for the Policy described below the death benefit under the Policy as well as the death benefits calculated under both the No-Lapse Value Provision and the Reset Account Value Provision of the No-Lapse Enhancement Rider. The column headed "No-Lapse Enhancement Rider Death Benefit" shows the amount of the benefit which would be paid if the rider were preventing lapse. That death benefit is the greater of the amounts provided by the No-Lapse Value Provision and the Reset Account Value Provision.


o Insured: Male Standard Non-tobacco, age 55 and Female Standard Non-tobacco, age 55

o Specified Amount: $1,000,000

o Annual Premium Payment: $15,000 paid annually at or before the beginning of each of the first 30 Policy Years

o No Indebtedness on the Policy

o Death Benefit Option: 1 (level)

o Benefit Selection Option: Not Elected

o Assumed Investment Return: 8.00% gross (7.24% net)

o No-Lapse Provision Guaranteed Minimum Death Benefit Percentage = 90% of Initial Specified Amount


 End of                   Accumulation        Policy Death
  Year         Age            Value              Benefit
--------      -----      --------------      --------------
   10          65           164,262            1,000,000
   20          75           502,925            1,000,000
   30          85          1,213,745           1,274,432
   40          95          2,426,216           2,450,478
   50         105          4,952,826           4,952,826



                  No-Lapse           Reset Account              No-Lapse
 End of          Provision          Value Provision            Enhancement
  Year         Death Benefit         Death Benefit         Rider Death Benefit
--------      ---------------      -----------------      --------------------
   10            900,000              1,000,000                1,000,000
   20            900,000              1,000,000                1,000,000
   30            900,000              1,000,000                1,000,000
   40            900,000                  -                     900,000
   50            900,000                  -                     900,000


The above example shows a Policy that has sufficient Accumulation Value to remain in force. Thus, the No-Lapse Enhancement Rider is not needed to prevent the Policy in the example above from lapsing. In this example, the death benefit option selected by the Owner will determine the amount payable upon the death of the second Insured.


The example below uses all of the same assumptions as are used for the example above, except for the Assumed Investment Return set forth below:

o Assumed Investment Return: 0.00% gross (-0.76% net)


 End of                   Accumulation        Policy Death
  Year         Age            Value              Benefit
--------      -----      --------------      --------------
   10          65           103,616            1,000,000
   20          75           202,807            1,000,000
   30          85           234,893            1,000,000
   35          90           44,097             1,000,000
   40          95              -                   -
   50         105              -                   -



                  No-Lapse           Reset Account              No-Lapse
 End of          Provision          Value Provision            Enhancement
  Year         Death Benefit         Death Benefit         Rider Death Benefit
--------      ---------------      -----------------      --------------------
   10            900,000              1,000,000                1,000,000
   20            900,000              1,000,000                1,000,000
   30            900,000              1,000,000                1,000,000
   35            900,000                  -                     900,000
   40            900,000                  -                     900,000
   50            900,000                  -                     900,000

The second example shows a Policy in which the Accumulation Value declines to 0 in between Policy Years 35 and 40. At that point, the No-Lapse Enhancement Rider will keep the Policy from lapsing. The No-Lapse Enhancement Rider Death Benefit is the greater of the No-Lapse Value Provision Death Benefit and the Reset Account Value Death Benefit. Therefore, once the rider begins to prevent lapse, it will provide a Guaranteed Minimum Death Benefit of $900,000 (as elected by the Owner at the time of application for the Policy). In this example, the death benefit provided by the No-Lapse Enhancement Rider is less than the death benefit which would have been payable under the death benefit selected by the Owner had the Accumulation Value been sufficient to keep the Policy in force without the No-Lapse Enhancement Rider.

The No-Lapse Enhancement Rider can provide benefits when your Policy's Accumulation Value is insufficient to prevent a Policy Lapse, which would otherwise terminate all policy coverage. Rider benefits can prevent a Policy Lapse when the Policy's Accumulation Value is reduced by deductions for policy charges and fees, poor investment performance, Partial Surrenders of Accumulation Value, Indebtedness for Policy Loans, or any combination of these factors.

Automatic Rebalancing Required. You must maintain Automatic Rebalancing in order to keep this rider in effect. Automatic Rebalancing will be in effect when the Policy is issued. If you discontinue Automatic Rebalancing after the Policy is issued, this rider will terminate. After this rider terminates, the Policy will remain in force only if the Accumulation Value is sufficient to cover the Monthly Deductions. Refer to the section headed "Optional Sub-Account Allocation Programs" for more information about Automatic Rebalancing.



We reserve the right to restrict your allocation to certain Sub-Accounts to a maximum of 40% of the Policy's Accumulation Value in order to keep this rider in effect. While we currently do not restrict your allocation rights, your Policy will include a listing of the Sub-Accounts available as of the Policy Date to which allocation may be so restricted. The decision to enforce this restriction will be based on an annual review of the Separate Account investments of all Owners of this product. If we determine that the investments of all Owners are highly concentrated in certain Sub-Accounts, then Sub-Accounts with higher concentrations than anticipated will be subject to the restriction. Any restriction will apply to all Owners of this product. If such a restriction is put in place in the future, you will be notified in writing and advised if it is necessary to reallocate the Policy's Accumulation Value or subsequent Premium Payments among Sub-Accounts which are not subject to the restriction and advised of the steps you will need to take, if any, in order to keep the rider in effect. We will not reallocate the Accumulation Value to comply with any such restriction except pursuant to your instructions. You may provide instructions for reallocation in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing. If you choose not to reallocate the Accumulation Value of your Policy to comply with a Sub-Account restriction, this rider will terminate. If this rider is actively preventing the Policy from lapsing and this rider terminates as a result of the Owner's failure to comply with a Sub-Account restriction, then the Policy will lapse.


Duration of No-Lapse Protection. The duration of the no-lapse coverage will be determined monthly by referencing the No-Lapse Account Value and the Reset Account Value. The duration is determined by projecting the first Monthly Anniversary Day on which future deductions for the rider rates and fees would cause both the No-Lapse Value and Reset Account Value to reach zero. Because the duration is recalculated on a monthly basis, higher Premium Payments and credited interest will increase the duration, while Partial Surrenders and adjustments for rider Reference Rates and Fees will reduce the duration. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value, and a shorter duration of No-Lapse protection.

The duration of the lapse protection provided by this rider may be reduced if:

1) Premiums or other deposits are not received on or before their due date; or

2) you initiate any policy change that decreases the No-Lapse Value or Reset Account Value under the Policy. These changes include, but are not limited to, Partial Surrenders, Policy Loans, increases in Specified Amount, and changes in death benefit option.

The Company will determine the duration of the lapse protection based on the situation in 1) and 2) above by recalculating the No-Lapse Value and the Reset Account Value. In general, later Premium Payments are credited with less interest over time, resulting in a lower No-Lapse Value and Reset Account Value. A lower No-Lapse Value or Reset Account Value will reduce the duration of lapse protection. The following example shows the impact of delayed Premium Payments on the duration of lapse protection:

Sample Policy

o Insured: Male Standard Non-tobacco and Female Standard Non-tobacco, each age
55

o Specified Amount: $1,000,000

o Benefit Selection Option: Not elected

o Planned annual Premium Payment: $8,500

Duration of lapse protection:

1) if Premiums are received on the planned payment date each year: 407 months;
or

2) if Premiums are received 30 days after the planned payment date each year:
405 months.

The impact of late Premium Payments on the duration of the lapse protection varies by policy. If both the No-Lapse Value and the Reset Account Value, less any Indebtedness, are zero or less, this rider will not prevent your Policy from lapsing. Payment of sufficient additional Premiums while this rider remains in force will increase one or both of the values to an amount greater than zero, and the rider will provide lapse protection. You may obtain information about your Policy's current duration of lapse protection and the impact that late Premium Payments may have on that duration by requesting a personalized policy illustration from your financial advisor.

Rider Termination. This rider and all rights provided under it will terminate automatically upon the earliest of the following:


1) the younger Insured reaches or would have reached age 121; or


2) surrender or other termination of the Policy; or

3) Automatic Rebalancing is discontinued; or

4) an allocation restriction requirement is not met within 61 days of notification to you of such a requirement.

If the Policy terminates and is reinstated, this rider will likewise be reinstated unless the rider terminated before the Policy terminates.

Benefit Selection Option. When you apply for the Policy, you may elect the Benefit Selection Option.


With this option, you can choose to strike a balance between a potentially greater Accumulation Value and the death benefit protection provided by the No-Lapse Enhancement Rider. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of Specified Amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your Policy and thereby reduce the cost of the death benefit provided by your Policy. Therefore, if you elect to reduce the death benefits provided by this rider by electing a Benefit Selection Option percentage greater than zero, you will reduce the monthly charges deducted from your Policy's Accumulation Value.


By reducing the monthly charges deducted from your Policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts, but will receive a reduced death benefit protection provided by the No-Lapse Enhancement rider.


When you elect this option, you choose to reduce the benefits provided by the No-Lapse Enhancement Rider in exchange for reduced Monthly Administrative Expense Fees. The reduced Policy Monthly Administrative Expense Fee will be displayed in your Policy Specifications. However, when the Benefit Selection Option is elected, your choice of a Benefit Selection Option percentage greater than zero will increase the No-Lapse reference per $1,000 of Specified Amount Monthly Administrative Fees, and, therefore, the Premiums which you must pay in order to meet the requirements of the No-Lapse Enhancement Rider will increase. (Refer to the section headed "No-Lapse Enhancement Rider" for discussion of how Rider values are calculated.) The higher the percentage you select for the Benefit Selection Option, the larger the increase in the No-Lapse reference per $1,000 of Specified Amount Monthly Administrative Fees and the higher the Premiums you must pay in order to meet the requirements of the Rider.


The following example shows two Policies on the same Insureds. In the first example, the Benefit Selection Option was not elected; and in the second example the Benefit Selection Option was elected:




                    Male, 55 Year Old, Standard Non-tobacco / Female, 55 Year Old, Standard Non-tobacco
                                                               No-Lapse
                                                        Monthly Administrative
 Benefit Selection        Monthly Administrative               Expense
       Option                   Expense Fee                 Reference Fee                            Result
 Election: None          $0.1733 per thousand          $0.0992 per thousand         This option offers the best No-Lapse
                         of Specified Amount           of Specified Amount          protection available. The price of the
                         (higher)                      (lower)                      protection is reflected in the higher
                                                                                    Monthly Administrative Expense Fee.
 Election: 100%          $0.0267 per thousand          $0.1592 of Specified         This option offers the least amount of
                         of Specified Amount           Amount (higher)              No-Lapse protection. The Monthly
                          (lower)                                                   Administrative Expense Fee is
                                                                                    reduced in exchange. Therefore, this
                                                                                    option allows more money to be
                                                                                    invested in the Sub-Accounts or
                                                                                    allocated to the Fixed Account.
                                                                                    However, the Premiums which you
                                                                                    must pay in order to satisfy the No-
                                                                                    Lapse requirements of the rider will
                                                                                    increase.


You elect this option by selecting a percentage from 1 to 100%. This election must be made at policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your Policy is best shown in an illustration. Please ask your registered representative for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your Policy Specifications. Once your Policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.

Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

There is no charge for adding this rider to your Policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.


Premium Reserve Rider. We will automatically issue this rider with your Policy. The rider allows you to pay Premiums in addition to those you plan to pay for your Policy and to have such amounts accumulate in the same manner as if they had been allocated to your Policy without, as detailed in the rider, being subject to all charges and expenses of your Policy. For example, this rider can be used to fund future Premium Payments if needed while retaining the flexibility to withdraw such funds from the rider without reducing the Policy's Specified Amount (or being subject to Surrender Charges) in the event the funds are not needed due to favorable investment performance. Premiums allocated to the Premium Reserve Rider do not increase the Policy's Accumulation Value and, therefore, will not decrease the Net Amount at Risk. Since the Net Amount at Risk will not be reduced, current Cost of Insurance Charges will not be reduced. However, the Policy's death benefit will be increased by the Premium Reserve Rider Accumulation Value less Indebtedness. The Premium Reserve Rider Accumulation Value is the sum of the
(i) values of Sub-Accounts created for the rider which, but for having been created specifically for the rider, are in all other respects identical to the Sub-Accounts (the "Premium Reserve Rider Sub-Accounts"), (ii) values held in the portion of the Fixed Account created specifically for the rider (the "Premium Reserve Rider Fixed Account"), and (iii) values held in the Premium Reserve Rider Loan Account (see section headed "Policy Loans" for a discussion of borrowing against the Premium Reserve Rider Accumulation Value).


A Premium Load of 4.0% (known as the Premium Reserve Rider Premium Load) will be deducted from each amount allocated to this rider.


Net Premium Reserve Rider Premiums will be allocated to the Premium Reserve Rider Sub-Accounts and/or the Premium Reserve Rider Fixed Account using the same Premium allocation instruction that you have provided to us for allocating Premiums which you direct to your Policy.

Calculations of the values of the Premium Reserve Rider Sub-Accounts apply the same daily Mortality and Expense Risk Charge as would have been deducted if the Premiums had been allocated to your Policy; however, the Monthly Deductions for your Policy, which include the amount of the Cost of Insurance Charge and the Administrative Fee, and charges for riders to your Policy other than this rider will not be reflected.


You may request us to transfer all or part of the Premium Reserve Rider's Accumulation Value to your Policy at any time. Transfers of the Premium Reserve Rider Accumulation Value to your Policy are subject to a deduction of 3.0% from each amount transferred (the 3.0% charge is called the Premium Reserve Rider Transfer Load) if such transfers are made (either automatically, as discussed below, or at your request) in the first ten Policy Years. The Premium Reserve Rider Transfer Load is imposed by the Company if Premium Reserve Rider Accumulation Value is transferred to the Policy during the first 10 Policy Years. This charge is made to help cover the costs associated with providing the increased policy benefits created as a result of the increased policy values.


You may also request that part (or all) of the Premium Reserve Rider's Net Accumulation Value (that is, the Premium Reserve Rider Accumulation Value less the amount of the Premium Reserve Rider Loan Account and any interest accrued on the Premium Reserve Rider Loan Account but not deducted) be paid to you in cash, and no Surrender Charge or other fee will be deducted from the amount paid to you. We limit the amount of the Premium Reserve Rider's Net Accumulation Value available to be withdrawn to the extent the Policy's Net Accumulation Value does not cover the Policy's Surrender Charges at the time of the withdrawal. Upon Full Surrender of the Policy, if the Policy's Net Accumulation Value does not cover the Policy's Surrender Charges, any shortfall will be deducted from any available Premium Reserve Rider Net Accumulation Value.


No other policy charges or fees will be deducted from the amount allocated to the Premium Reserve Rider.


In addition, after Policy Year 10, subject to certain limitations (which relate to meeting the requirement that sufficient value remains to maintain the duration of lapse protection provided under the No-Lapse Enhancement Rider until the second Insured reaches age 121 - see section headed "No-Lapse Enhancement Rider"), you may request transfers from the Policy's Net Accumulation Value to the Premium Reserve Rider for allocation to the Premium Reserve Rider's Sub-Accounts and Fixed Account. Transfers between the Policy and the rider will not be counted against the number of free transfers permitted by the Policy.


The rider provides for the automatic transfer of the entire Premium Reserve Rider Accumulation Value to the Policy in the event:

1) the Net Accumulation Value under your Policy is insufficient to maintain your Policy in force and the No-Lapse Enhancement Rider described above is not at the time preventing your Policy from lapsing; and


2) you do not pay at least the amount set forth in the Lapse Notice and your payment is not received by us before the end of the Grace Period.

If the Premium Reserve Rider Accumulation Value (less the Premium Reserve Rider Transfer Load of 3.0% if the transfer is made during the first 10 Policy Years) on the day the Grace Period ends is insufficient to meet the amount then due, your Policy will lapse without value.

If this rider is in force at the time you request a loan on or Partial Surrender of your Policy, any such loan or Partial Surrender will be made first from any Premium Reserve Rider Accumulation Value and when the Premium Reserve Rider Accumulation Value is reduced to zero, then from the Accumulation Value of your Policy. Loan interest will be charged and credited to any Premium Reserve Rider loans on the same basis as the Policy. Please refer to the section headed "Policy Loans" for a more detailed discussion of Policy Loans, including interest charged on Policy Loans.


In the event of the death of the second Insured while the rider is in force, any Premium Reserve Rider Accumulation Value less Indebtedness on the date of death will be added to the death benefit if Death Benefit Option 1 is in force and will be added to the Policy's Accumulation Value less Indebtedness on the date of death if Death Benefit Option 2 is in force. If the death benefit is paid pursuant to the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value less Indebtedness will be added to the death benefit payable under that rider.


The Premium Reserve Rider will terminate at the earlier of the date your Policy terminates; the date the entire Premium Reserve Rider Accumulation Value is automatically transferred to your Policy to maintain your Policy in force; or your written request to terminate the rider is received. Once terminated, the rider may not be reinstated, and no further Premium Payments may be allocated to it.

Finally, the amount of Premiums you may pay, whether you direct them to your Policy or to your Premium Reserve Rider are subject to limits which are discussed in the Tax Issues section of the prospectus.

As with your Policy, you bear the risk that the investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Premium Reserve Rider Accumulation Value and, therefore, the amount of rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.

The Premium Reserve Rider, as discussed above, can help provide additional protection against lapse of your Policy. The Premium Reserve Rider Accumulation Value generated by the additional Premiums you pay to the rider may be transferred to the Policy either through (i) your voluntarily requesting us to transfer available Premium Reserve Rider Accumulation Value to the Policy in the amount needed to prevent lapse (because, for example, you do not have the funds outside of the Policy to make the Premium Payment required to keep the Policy in force), or (ii) the rider's provision for automatically transferring all available Premium Reserve Rider Accumulation Value to the Policy should those values be needed to prevent lapse of the Policy (because, for example, the payment you do make either is less than the amount requested or is not received by the time set by the terms of the Policy). However, as noted above, if such values are transferred pursuant to the Premium Reserve Rider's automatic transfer provision, the Premium Reserve Rider will terminate, and the Owner will permanently lose the ability to allocate any future Premium Payments to the rider.


As a hypothetical example of how the Premium Reserve Rider might help prevent lapse of your Policy, assume that you have had your Policy for 11 years and that you have allocated additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value at the end of Policy Year 11 is $25,000. Further assume that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you have decided that you wish to minimize your current cash outlays. If you do not pay the $15,000 Premium, you will receive a Lapse Notice which will tell you that you need to make a Premium Payment of $15,000 to your Policy. If you wish, you could request (before the end of the Grace Period) that we transfer $15,000 of the Premium Reserve Rider Accumulation Value to the Policy. If you do not so request, we will automatically transfer the entire Premium Reserve Rider Accumulation Value of $25,000 to the Policy (and your Premium Reserve Rider will terminate). In this example, the transfer of $15,000 from your Premium Reserve Rider Accumulation Value to your Policy will avoid lapse of the Policy.

As a further hypothetical example, again assume that you have had your Policy for 11 years but that you have allocated fewer additional Premiums to the rider so that your Premium Reserve Rider Accumulation Value is $10,000. Continuing the assumption that the No-Lapse Enhancement Rider is no longer preventing your Policy from lapsing, that the Premium required to maintain your Policy in force that is due at the beginning of Policy Year 12 is $15,000, and that you wish to minimize your current cash outlays, your Premium Reserve Rider Accumulation Value would provide (either by transfer at your specific request or through automatic transfer) $10,000 towards the Premium due. But in this example, you would have to then pay the balance of the Premium due, that is $5,000, to us from your savings or from another source outside of the Policy to avoid lapse of your Policy.


You should discuss with your financial advisor the needs which purchasing the Policy will meet, including the need to provide to Beneficiaries a guaranteed death benefit which does not depend upon growth of the Policy's Accumulation Value. Policy illustrations, which the financial advisor can prepare, will help determine the amount of Premiums which should be allocated to paying the costs of the Policy for the death benefit you need. Once that need for a guaranteed death benefit is met and Premium requirements determined, the Owner then could consider whether to allocate additional funds to the rider.

You should carefully weigh the balance between allocating Premiums to the Policy and Premiums to the rider. Premiums allocated to the Premium Reserve Rider may be withdrawn without reducing the Specified Amount (which might be the case if those Premiums had been allocated to the Policy). In addition, Premiums allocated to the rider initially are charged only with the 4.0% Premium Reserve Rider Premium Load and will only be charged the 3.0% Premium Reserve Rider Transfer Load if transfers are voluntarily made during the first 10 Policy Years (or are automatically transferred to help prevent Policy Lapse). And Premiums allocated to the rider become part of the Premium Reserve Rider Accumulation Value and that value (less any Indebtedness) would be paid upon the death of the second Insured in addition to the death benefit paid.

However, Premiums allocated to the rider do not increase the Policy's Accumulation Value and, therefore, would not reduce the Cost of Insurance Charges. An illustration can show the impact that paying a higher level of Premiums would have on the Policy's Cost of Insurance Charges: that is as Accumulation Values in the Policy increase (through positive investment results and/or allocating more Premiums to the Policy), the Net Amount at Risk (that is, the difference between the death benefit and the Accumulation Value) will decrease, thereby decreasing the Cost of Insurance Charges. Decreasing policy charges increases the amount of the Policy's Accumulation Value available for allocation to the Sub-Accounts, and thereby increases the amount available for investment, subject to your tolerance for risk.

Your financial advisor can prepare illustrations which would reflect the potential impact that different allocations of Premium between the Policy and the Premium Reserve Rider might have, as well as illustrate the impact rates of return selected by you might have on the Policy's benefits and the Premium Reserve Rider Accumulation Value.




Continuation of Coverage


If at least one of the Insureds is still living when the younger Insured attains, or would have attained, age 121, and the Policy is still in force and has not been surrendered, the Policy will remain in force until policy surrender or death of the second Insured. There are certain changes that will take place:


1) we will no longer accept Premium Payments;

2) we will make no further deductions;

3) policy values held in the Separate Account will be transferred to the Fixed Account;

4) we will continue to credit interest to the Fixed Account; and

5) we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Your election of a percentage greater than zero under the Benefit Selection Option will have no effect upon the death benefit provided under the Continuation of Coverage provision.

Termination of Coverage

All policy coverage terminates on the earliest of:

1) Full Surrender of the Policy;


2) death of the second Insured; or


3) failure to pay the necessary amount of Premium to keep your Policy in force.



State Regulation

New York regulations will govern whether or not certain features, riders, charges and fees will be allowed in your Policy.


PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the "Lapse and Reinstatement" section of this prospectus). Premiums may be paid any time before the younger Insured attains, or would have attained, age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the "Planned Premiums; Additional Premiums" section of this prospectus).


The initial Premium must be paid for policy coverage to be effective.



Allocation of Net Premium Payments

Your "Net Premium Payment" is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the "Valuation Period" in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 p.m., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between "Valuation Days". A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.



Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your Policy benefits.

Amount of Premium Payments: For example, if you pay a Premium in an amount higher than the Premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed "Death Benefits" for further information on choice of death benefit options), provide additional benefits upon the death of the Insured and additional value against which a loan on the Policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for Cost of Insurance Charges (this may occur because the Policy's Net Amount at Risk may be lower- see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).


Conversely, if you pay less Premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values. In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the Policy's Net Amount at Risk - see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).


Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.


In addition, policy charges which are asset based, such as the Mortality and Expense Risk Charge, would increase as policy values increase and would, thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would, thereby, reduce the amounts deducted from policy values.


However, the amount of Premium you can pay for your Policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of Premiums you may pay also may be limited as discussed later in this section.

Timing of Premium Payments: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could, depending upon investment results to the extent you allocate the earlier Premium Payment to the Sub-Accounts, create additional policy values, in part because your Premiums would be available for investment earlier than you had planned.

Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts, result in smaller policy values, in part because your Premiums would be available for investment later than you had planned.

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

Please ask your financial advisor for an illustration which would demonstrate the impact the amount and timing of your Premium Payments may have on your Policy.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.


You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.

We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the Specified Amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.

We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed "Tax Issues" for more information.



Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

1) Net Premium Payments made;

2)  the amount of any Partial Surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4)  interest credited to the Fixed Account or the Loan Account;

5) Additional Bonus Credits on Net Accumulation Value in Fixed Account and the Sub-Accounts beginning in Policy Year 21; and

6)  all charges and fees deducted.


The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. This is also referred to as the Variable Accumulation Value.


A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-
  Account for a Valuation Period is determined as follows:


1) the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus


2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.


The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. We guarantee the Fixed Account Value. Interest is credited daily on the Fixed Account Value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3.0%) or a higher rate determined by the Company.

The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account Value. Interest is credited on the Loan Account at an effective annual rate of 4.0% in all years.

The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.



Additional Bonus Credits


On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in Policy Year 21, we will make a "additional bonus credits" to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. In the event that you have allocated Premium Payments to the Premium Reserve Rider, beginning with the first Monthly Anniversary Day in Policy Year 21, Additional Bonus Credits, calculated as described above, will be credited to the Premium Reserve Rider Net Accumulation Value. Additional Bonus Credits are based on reduced costs in later Policy Years that we can pass on to policies that are still in force. Our payment of the Additional Bonus Credits will not increase or affect the charges and expenses of your Policy or any riders other than by virtue of increasing the Sub-Account values and Accumulation Value upon which certain charges and expenses of the Policy are based.



DEATH BENEFITS

The "Death Benefit Proceeds" is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges (such as Monthly Deductions), if any, are deducted from the Death Benefit Proceeds prior to payment. Riders, including the No-Lapse Enhancement Rider and the Premium Reserve Rider, may impact the amount payable as Death Benefit Proceeds in your Policy. The Guaranteed Minimum Death Benefit that you select under the provisions of the No-Lapse Enhancement Rider will only affect the Death Benefit Proceeds while the rider's No-Lapse Provision is actively preventing the Policy from lapsing. As discussed in more detail in the "Riders" section of this prospectus, the No-Lapse Enhancement Rider may provide a death benefit which differs from that paid under the Policy. The Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the Policy's Death Benefit Proceeds. If the Policy's death benefit is paid pursuant to the terms of the No-Lapse Enhancement Rider, the Premium Reserve Rider Accumulation Value, if any, less any Indebtedness under the Premium Reserve Rider, will be added to the death benefit payable under the terms of that rider.




Death Benefit Proceeds


The Death Benefit Proceeds payable upon the death of the second Insured will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the second Insured, less any Indebtedness; or

2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the Policy Specifications, less any Indebtedness. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)

Death Benefit Options

Two different death benefit options are available. You may choose the death benefit option at the time you apply for your Policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. You may only elect Death Benefit Option 2 at the time you apply for your Policy. (See discussion under heading "Changes to the Initial Specified Amount and Death Benefit Options" for details as to changes you are permitted to make in your choice of death benefit option after your Policy has been issued.)

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                 Variability
    1         Specified Amount (a minimum of $250,000) level death benefit on            None; level death benefit.
              the date of the second Insured's death, less any Partial Surrenders after the date of second death.
    2         Sum of the Specified Amount plus the Net Accumulation Value as of          May increase or decrease over
              the date of the second Insured's death, less any Partial Surrenders        time, depending on the amount
              after the date of second death.                                            of Premium paid and the
                                                                                         investment performance of the
                                                                                         Sub-Accounts or the interest
                                                                                         credited to the Fixed Account.


If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the "Net Amount at Risk". The Net Amount at Risk for your Policy is the difference between the Specified Amount and the Accumulation Value of your Policy. Therefore, for example, if you choose Death Benefit Option 1, and if your Policy Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less than if your Policy Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.

Partial Surrenders may also reduce the death benefit payable under any of the death benefit options (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender will have on the death benefit payable under each option.)



Changes to the Initial Specified Amount and Death Benefit Options


Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the "Cost of Insurance Charge" section of this prospectus.) The minimum Specified Amount is currently $250,000.


A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed "Policy Surrenders - Partial Surrender" for details as to the impact a Partial Surrender may have on the Specified Amount.)


The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.

You must submit all requests for a change to Death Benefit Option 1 and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.

 Option Change                                                   Impact
     2 to 1          The Specified Amount will be increased by the Accumulation Value as of the effective date of change.

You may not change from Death Benefit Option 1 to Death Benefit Option 2. Death Benefit Option 2 may only be elected at the time you apply for your Policy.


A Surrender Charge may apply to a Reduction in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A table of Surrender Charges is included in each Policy.


Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.

We may decline any request for Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.

The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy's death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy's death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.


Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a Premium Payment by you or the Policy's Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.




Payment of Death Benefit Proceeds


Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each Insured, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of both Insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined.


If the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg. TM) account in the recipient's name as the Owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the Death Benefit Proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in Lincoln's General Account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.

Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.


POLICY SURRENDERS

You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.


The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is:

 (i) the Net Accumulation Value (which is your Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged, plus

 (ii) the Net Accumulation Value, if any, of the Premium Reserve Rider (which is the Premium Reserve Rider Accumulation Value less any Indebtedness), and less any accrued loan interest not yet charged, minus


 (iii) any Surrender Charge not covered by the Policy's Accumulation Value (which is not deducted in (i) above).


Policy Indebtedness includes loans under the Policy and Premium Reserve Rider Indebtedness includes loans under the Premium Reserve Rider.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account and from the Premium Reserve Rider Sub-Accounts and Premium Reserve Rider Fixed Account that have values allocated to them. Any surrender from a Sub-Account or from a Premium Reserve Rider Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.


At any time, you may transfer all of the Separate Account Value (and any Premium Reserve Rider Sub-Account and Premium Reserve Rider Fixed Account Value) to the Fixed Account. You may then surrender the Policy in exchange for a life insurance policy the values and benefits of which do not depend upon the performance of a separate account. The new policy will not require the payment of further Premiums, and the amount of the death benefit will be equal to what can be purchased on a single Premium basis by the Surrender Value of the Policy you are surrendering. Please contact your financial advisor for an illustration of the Policy which you could receive if you decide to exchange your Policy.

As of January 17, 2012, we will no longer offer SecureLine (Reg. TM) for surrenders. SecureLine (Reg. TM) is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine (Reg. TM) for Death Benefit Proceeds. Please see "Payment of Death Benefit Proceeds" section in this prospectus for more information about SecureLine (Reg. TM).




Partial Surrender


You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy's Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges). Your Policy's Surrender Value equals the Policy's Accumulation Value less any Indebtedness, less any applicable Surrender Charges. Policy Loans are Indebtedness under your Policy and will reduce the Surrender Value available to you.


Partial Surrenders will reduce the Accumulation Value and may reduce the Specified Amount. The amount of the Partial Surrender will be withdrawn first from the Premium Reserve Rider Sub-Accounts and Fixed Account in proportion to their values, and when such values are reduced to zero then from the Sub-Accounts and Fixed Account in proportion to their values. (See discussion in section headed "Riders-Premium Reserve Rider" for further details.)


The effect of Partial Surrenders on your Policy depends on the death benefit option in effect at the time of the Partial Surrender. If Death Benefit Option 1 has been elected, a Partial Surrender will reduce the Specified Amount as shown in the table below. If Death Benefit Option 2 has been elected, a Partial Surrender will reduce the Accumulation Value, but not the Specified Amount.


Partial Surrenders are deducted when the No-Lapse Value and the Reset Account Value of the No-Lapse Enhancement Rider are calculated. (See discussion in section headed "Riders - No-Lapse Enhancement Rider" for a detailed discussion of how benefits of this rider may be impacted by reductions of these values.)


   Death Benefit
 Option in Effect                                         Impact of Partial Surrender
         1              Will reduce the Accumulation Value and the Specified Amount will be reduced by the greater of:
                        a. zero; or
                        b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)]
                        divided by (3) where:
                        (1) is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the Partial Surrender multiplied by the applicable percentage shown in the Corridor
                        Percentages Table in the Policy Specifications;
                        (2) is the Specified Amount immediately prior to the Partial Surrender; and
                        (3) is the applicable percentage shown in the Corridor Percentages Table in the Policy
                        Specifications.
         2              Will reduce the Accumulation Value, but not the Specified Amount.

Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.

POLICY LOANS
You may borrow against the Surrender Value of your Policy and against the Premium Reserve Rider Accumulation Value, if you have allocated Premiums to the Rider. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness (including any Premium Reserve Rider Indebtedness) on the date your loan request is received will not exceed the greater of:

(i) an amount equal to

  (a) 90% of the sum of the Separate Account Value, the Fixed Account Value, and the Loan Account Value of the Policy; plus

     (b) (1) during Policy Years 1 to 10, 90% of the Premium Reserve Rider Accumulation Value; or

   (2) during Policy Years 11 and later, 100% of the Premium Reserve Rider Accumulation Value; less Surrender Charge (applicable if you had requested Full Surrender of your Policy on the date your loan request is received); and

(ii) 75% of the current Surrender Value.

The "Premium Reserve Rider Accumulation Value" equals the sum of the Accumulation Value of (i) the Premium Reserve Rider Sub-Accounts, the Premium Reserve Rider Fixed Account, and (iii) the Premium Reserve Rider Loan Account. The current Surrender Value of the Policy equals (i) the sum of the Separate Account Value, the Fixed Account Value, and the Loan Account Value of the Policy; plus (ii) the Premium Reserve Rider Accumulation Value, if any; minus
(iii) Surrender Charge.

If you wish to make a surrender in excess of 90% of the Surrender Value of your Policy, you must specifically request a Full Surrender of your Policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges).


A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy's death benefit and Accumulation Value.


If you are considering requesting a Policy Loan, please ask your financial advisor for an illustration which would demonstrate not only the amount of the loan which would be available, but the impact that requesting a Policy Loan would have on your Policy.


The amount of your loan will be withdrawn first from Accumulation Values, if any, of the Premium Reserve Rider Sub-Accounts and Fixed Account and then from the Policy's Sub-Accounts and the Fixed Account in proportion to their values. The Premium Reserve Rider Loan Account and the Loan Account are the accounts in which Premium Reserve Rider Indebtedness and Indebtedness (which consists of outstanding loans and accrued interest) accrues once it is transferred out of the Premium Reserve Rider Sub-Accounts, the Premium Reserve Rider Fixed Account, the Sub-Accounts, and the Fixed Account, respectively. Amounts transferred to the Loan Account of the Policy and of the Premium Reserve Rider do not participate in the performance of the Sub-Accounts or the Fixed Account of either the Premium Reserve Rider or of the Policy. Loans, therefore, can affect the Policy's death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans (from both the Premium Reserve Rider and the Policy) accrues daily at an effective annual rate of 5.0% in years 1-10 and 4.1% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.


The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance and any Premium Reserve Rider loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account of the Policy and the Premium Reserve Rider, respectively. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value of both the Policy and the Premium Reserve Rider. Lincoln Life credits interest to the Loan Account Value (of both the

Premium Reserve Rider and the Policy) at a rate of 4.0% in all years, so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.1% thereafter.


Your outstanding loan balance may be repaid at any time as long as at least one of the Insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment to us, we will apply your payment as Premiums and not loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate. However, you may have a Grace Period in which to make additional payments to keep your Policy in force (see section headed "Lapse and Reinstatement" for a discussion of the Grace Period provision). In addition, the provisions of the No-Lapse Enhancement Rider may prevent policy termination (see section headed "Riders - No-Lapse Enhancement Rider" for a discussion of when this rider would prevent policy termination). If the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, the provisions for automatic transfer of any Premium Reserve Rider Accumulation Value less Indebtedness (including interest accrued but not due) may prevent termination (see section headed "Riders - Premium Reserve Rider" for a discussion of the provisions of the Premium Reserve Rider relating to transfers of Premium Reserve Rider Accumulation Value to the Policy). If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy's value exceeds your basis in the Policy.



LAPSE AND REINSTATEMENT
If at any time:

1) the Net Accumulation Value of the Policy is insufficient to pay the accumulated, if any, and current Monthly Deduction, and


2) the provisions of the No-Lapse Enhancement Rider are not preventing termination of the Policy, then all coverage will terminate. This is referred to as Policy Lapse.


The Net Accumulation Value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to Partial Surrenders;

4) due to Indebtedness for Policy Loans; or

5) because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans or any Indebtedness under the Premium Reserve Rider) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the accumulated, if any, and current Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans and on any Premium Reserve Rider Indebtedness) that must be paid to avoid termination of your Policy.


If the amount in the notice is not paid to us within the Grace Period and any Premium Reserve Accumulation Value (less any Premium Reserve Rider Transfer Load and less any Premium Reserve Rider Indebtedness) automatically transferred at the end of the Grace Period is also insufficient to keep the Policy in force, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.

No-Lapse Protection


Your Policy includes the No-Lapse Enhancement Rider. This rider provides you with additional protection to prevent a lapse in your Policy. If you meet the requirements of this rider, your Policy will not lapse, even if the Net Accumulation Value under the Policy is insufficient to cover the accumulated, if any, and current Monthly Deductions. It is a limited benefit in that it does not provide any additional death benefit amount or any increase in your policy value. Also, it does not provide any type of market performance guarantee.


We will automatically issue this rider with your Policy. There is no charge for this rider.

The rider consists of the No-Lapse Value Provision and the Reset Account Value Provision. Under this rider, your Policy will not lapse as long as either the No-Lapse Value or the Reset Account Value, less any Indebtedness, is greater than zero. The No-Lapse Value and Reset Account Value are reference values only. If the Net Accumulation Value is insufficient to cover the accumulated, if any, and current Monthly Deductions, the No-Lapse Value and Reset Account Value will be referenced to determine whether either provision of the rider will prevent your Policy from lapsing. Refer to the "No-Lapse Enhancement Rider" section of this prospectus for more information.

Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness (under both your Policy and the Premium Reserve Rider) exceeding the Accumulation Value less the Surrender Charges. There is no charge for adding this rider to your Policy. However, if you choose to elect the benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your Policy will be impacted as described in the rider.

Finally, your Policy will include the Premium Reserve Rider. To the extent that you have allocated Premium Payments to this rider, any rider Accumulation Value may prevent lapse of your Policy. If your Policy's Net Accumulation Value is insufficient to cover the Monthly Deductions, and the provisions of the No-Lapse Enhancement Rider are not preventing policy termination, we will send a written notice to you which will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans that must be paid to avoid termination of your Policy. If the amount in the notice is not paid to us within the Grace Period, we will automatically transfer to your Policy any Premium Reserve Rider Accumulation Value (less any Premium Reserve Rider Transfer Load and less any Premium Reserve Rider Indebtedness) on the day the Grace Period ends. If after such transfer, your Policy's Net Accumulation Value is sufficient to cover the Monthly Deductions then due, your Policy will not lapse. As with your Policy, you bear the risk that investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Adverse investment results will impact the Accumulation Value of the rider and, therefore, the amount of Premium Reserve Rider Accumulation Value which may be available to prevent your Policy from lapsing or for providing policy benefits.



Reinstatement of a Lapsed Policy

If your Policy has lapsed and the second death has not occurred, you may reinstate your Policy within five years of the Policy Lapse date, provided:

1) it has not been surrendered;

2) there is an application for reinstatement in writing;


3) satisfactory evidence of insurability (on both Insureds if the first death has not occurred and we agree to accept the risk) is furnished to us and we agree to accept the risk for the Insured;


4) we receive a payment sufficient to keep your Policy in force for at least two months; and

5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.


The reinstated Policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the Policy Year in which your Policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all

Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.



TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General


Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of Premium paid depending upon the Insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the second Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with U.S. Treasury Department ("Treasury") regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insured's age, gender, and risk classification. We do not apply this test to the Policy.

Investments in the Separate Account Must be Diversified. For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a life insurance policy because of the death of the second Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the Insured's death) which will be includible in the Beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the second Insured's death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.




Policies That Are MECs


Characterization of a Policy as a Modified Endowment Contract ("MEC"). A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the "7-Pay Test," a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.


Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies That Are Not MECs


Tax Treatment of Withdrawals. If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy.

Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.


Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



Tax Treatment of Loans. If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.




Last Survivor Contract

Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under
Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.


Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.




Other Considerations


Insured Lives Past Age 121. If the younger Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect,in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger Insured attains age 121.

Compliance with the Tax Law. We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.


If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a

Premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance Premium deposit funds.

The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a Premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.

Any interest and other earnings on funds in a Premium deposit fund will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.


If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner's spouse at the time first covered by the Policy.

Employer-Owned Contracts. In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Unearned Income Medicare Contribution. Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Fair Market Value of Your Policy


It is sometimes necessary for tax and other reasons to determine the "value" of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.




Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.


Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC,
(c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.



LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 financial statements of the Company are located in the SAI.

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).


Contents of the SAI






GENERAL INFORMATION
   Lincoln Life
   Capital Markets
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising & Ratings
   Unclaimed Property
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Checkbook Service for Disbursements
   Administrative Services


POLICY INFORMATION
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company


The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial advisor without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.


This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com


LLANY Separate Account R for Flexible Premium Variable Life Insurance 1933 Act Registration No. 333-149053
1940 Act Registration No. 811-08651

                               End of Prospectus

APPENDIX A
EXAMPLE OF SURRENDER CHARGE CALCULATIONS:


The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios for a male, standard non-tobacco, issue age 45 with an Initial Specified Amount of $1,000,000, no Indebtedness, Assumed Investment Return of 8.00% (7.24% net) and a planned annual Premium Payment of $15,000 (all amounts shown for the end of each Policy Year in each of the tables below are in dollars):

     1) Fully surrender the Policy at the end of the representative Policy Years shown:



 End of Year         Accumulation Value         Surrender Charge         Surrender Value
  1                       12,858                     18,520                       0
  2                       26,556                      9,120                  17,436
  5                       73,231                          0                  73,231

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 18.52 multiplied by

     b) 1,000 ($1,000,000 divided by 1,000), or $18,520.

  2) Decrease the Initial Specified Amount by $500,000 from $1,000,000 to $500,000 at the end of the representative Policy Years shown:


 End of Year         Surrender Charge
  1                       4,630
  2                       2,280
  11                          0

     In the table above, the Surrender Charge at the end of year 1 would be:

     a) 18.52 multiplied by

     b) 250 ($250,000 divided by 1,000), or $4,630.

   o In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount. Therefore, only $250,000 of the requested $500,000 Reduction in the Initial Specified Amount is assessed a Surrender Charge.


  3) Increase the Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 2, at attained age 47, standard non-tobacco, and then fully surrender the Policy at the end of the representative Policy Years shown:



                                               Surrender Charge on
                                              Initial $1,000,000 of
 End of Year        Accumulation Value           Specified Amount
 2                         25,600                     9,120
 3                         39,166                         0
 5                         68,972                         0
 11                       129,335                         0



                      Surrender Charge on           Total
                    Additional $500,000 of        Surrender
 End of Year           Specified Amount            Charge         Surrender Value
 2                          9,495                  18,615               6,985
 3                          4,805                   4,805              34,361
 5                              0                       0              68,972
 11                             0                       0             129,335

     In the table above, the Surrender Charge at the end of year 2 would be:

     a)

     (i) 9.12 multiplied by

     (ii) 1,000 ($1,000,000 divided by 1,000), plus

     b)

     (i) 18.99 multiplied by

     (ii) 500 ($500,000 divided by 1,000), or $9,495.

  o At the end of year 2, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

     o At the end of year 3, the Surrender Charge for the Initial Specified Amount would have expired.

  o At the end of year 5, the Surrender Charge for both the Initial and additional Specified Amount would have expired.

4) Increase the Specified Amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 2, at attained age 47, standard non-tobacco, and then decrease the Specified Amount by $900,000 from $1,500,000 to $600,000 at the end of the representative Policy Years shown:


                      Surrender Charge on            Surrender Charge on
                     Initial $1,000,000 of         Additional $500,000 of         Total Surrender
 End of Year            Specified Amount              Specified Amount                Charge
  2                          1,368                         7,122                      8,490
  3                              0                         3,604                      3,604
  11                             0                             0                          0

In the table above, the Surrender Charge at the end of year 2 would be:

a)

     (i) 9.12 multiplied by

     (ii) 150 ($400,000 minus $250,000 ($1,000,000 multiplied by 25%) divided by 1,000), plus

b)

     (i) 18.99 multiplied by

     (ii) 375 ($500,000 minus $125,000 ($500,000 multiplied by 25%) divided by
   1,000), or $8,490.

  o In the table above, Surrender Charges were only imposed on that part of the Reduction in Initial Specified Amount which exceeded 25% of the Initial Specified Amount and on that part of the reduction of the increase in Specified Amount which exceeded 25% of the increase in Specified Amount. Therefore, only $375,000 of the $500,000 increase in Specified Amount being surrendered is assessed a Surrender Charge and only $150,000 of the $400,000 of the Initial Specified Amount being reduced is assessed a Surrender Charge.

  o At the end of year 2, the Surrender Charge equals the charge on the Initial Specified Amount plus the charge on the additional Specified Amount.

     o At the end of year 3, the Surrender Charge for a decrease on the Initial Specified Amount would have expired.

  o At the end of year 11, the Surrender Charge for a decrease on both the Initial and additional Specified Amount would have expired.

GLOSSARY OF TERMS

The following terms may appear in your prospectus and are defined below:


7-Pay Test-A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.

1933 Act-The Securities Act of 1933, as amended.

1940 Act-The Investment Company Act of 1940, as amended.


Accumulation Value (Total Account Value)-An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.

Administrative Fee-The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.


Beneficiary-The person designated to receive the Death Benefit Proceeds.

Cash Value Accumulation Test-A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.

Code-Internal Revenue Code of 1986, as amended.

Cost of Insurance Charge-This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.

Date of Issue - The date on which we begin life insurance coverage under the Policy if you have paid your initial Premium with your application. If you have not paid your initial Premium with your application, your life insurance coverage will begin on the day we receive your initial Premium.


Death Benefit Proceeds-The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.


Fixed Account-An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.

Fixed Account Value-An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.


Full Surrender-The withdrawal of all policy values.


Grace Period-The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.

Guideline Premium Test-A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.

Indebtedness-The sum of all outstanding loans and accrued interest.


Insured-The person on whose life the Policy is issued.


Lapse Notice-Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.


Loan Account (Loan Collateral Account)-The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.

Loan Account Value-An amount equal to any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account.


Market Timing Procedures-Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.

Modified Endowment Contract (MEC)-A life insurance policy that meets the requirements of Section 7702 and fails the "7-Pay Test" of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.

Monthly Anniversary Day-The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.

Monthly Deduction-The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.

Net Accumulation Value-An amount equal to the Accumulation Value less the Loan Account Value.

Net Amount at Risk-The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.

Net Premium Payment-An amount equal to the Premium Payment, minus the Premium Load.

Owner-The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.

Partial Surrender-A withdrawal of a portion of your policy values.

Planned Premium-The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.

Policy Anniversary-The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.


Policy Date-The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.


Policy Loan-The amount you have borrowed against the Surrender Value of your Policy.

Policy Loan Interest-The charge made by the Company to cover the cost of your borrowing against your Policy. Policy Loan Interest will be charged to the Loan Account Value.

Policy Lapse-The day on which coverage under the Policy ends as described in the Grace Period.

Policy Month- The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.

Policy Specifications- The pages of the Policy which show your benefits, Premium, costs, and other policy information.

Policy Year-Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.


Premium (Premium Payment)-The amount paid to us for a life insurance policy.


Premium Load-A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.

Reduction in Specified Amount-A decrease in the Specified Amount of your Policy.

Right to Examine Period-The period during which the Policy may be returned to us for cancellation.

SAI-Statement of Additional Information.
SEC-The Securities and Exchange Commission.

Separate Account Value (Variable Accumulation Value)-An amount equal to the values in the Sub-Accounts.

Specified Amount (Initial Specified Amount)-The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the "Initial Specified Amount". The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.


Sub-Account(s)-Divisions of the Separate Account created by the Company to which you may allocate your Net Premium Payments and among which you may transfer Separate Account Values.


Surrender Charge-The charge we may make if you request a Full Surrender of your Policy or request a

Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.


Surrender Value-An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.


Underlying Fund-The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.


Valuation Day-Each day on which the New York Stock Exchange is open and trading is unrestricted.

Valuation Period-The time between Valuation Days.

Variable Accumulation Unit-A unit of measure used in the calculation of the value of each Sub-Account.

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)


                               Dated May 1, 2014
                  Relating to Prospectus Dated May 1, 2014 for


                          Lincoln SVULONE2007 product



LLANY Separate Account R for Flexible Premium Variable Life Insurance,
                                   Registrant



             Lincoln Life & Annuity Company of New York, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Customer Service Center
One Granite Place
Concord, NH 03301

or by telephoning (800) 487-1485, and requesting a copy of the Lincoln NY SVULONE2007 product prospectus.


                          TABLE OF CONTENTS OF THE SAI







Contents                                                 Page
-----------------------------------------------       ----------
GENERAL INFORMATION............................             2
    Lincoln Life...............................             2
    Capital Markets............................             2
    Registration Statement.....................             2
    Changes of Investment Policy...............             2
    Principal Underwriter......................             3
    Disaster Plan..............................             3
    Advertising & Ratings......................             3
    Unclaimed Property.........................             4
SERVICES.......................................             4
    Independent Registered Public Accounting
      Firm.....................................             4
    Accounting Services........................             5
    Checkbook Service for Disbursements........             5
    Administrative Services....................             5
POLICY INFORMATION.............................             5


Contents                                              Page
-----------------------------------------------       ----------
    Assignment.................................             5
    Transfer of Ownership......................             5
    Beneficiary................................             6
    Right to Convert Contract..................             6
    Change of Plan.............................             6
    Settlement Options.........................             6
    Deferment of Payments......................             6
    Incontestability...........................             7
    Misstatement of Age or Sex.................             7
    Suicide....................................             7
PERFORMANCE DATA...............................             7
FINANCIAL STATEMENTS...........................             8
    Separate Account...........................           R-1
    Company....................................           S-1

GENERAL INFORMATION



Lincoln Life
Lincoln Life & Annuity Company of New York (Lincoln Life, the Company, we, us, our) (EIN 22-0832760), is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. It is engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is an indirect wholly owned subsidiary of Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.

Lincoln Life is subject to the laws of New York governing insurance companies and to regulation by the New York State Department of Financial Services ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.

In the event of a material change in the investment strategy of any Sub-Account, you may transfer the amount in that Sub-Account to any other Sub-Account or the Fixed Account, without a transfer charge, even if the 24 free transfers have already been used. You must exercise this option to transfer within 60 days after the effective date of such a change in the investment strategy of the Sub-Account.



Principal Underwriter


Lincoln Financial Distributors, Inc. ("LFD"), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $1,346,955 in 2013, $387,305 in 2012 and $257,383 in 2011 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies.




Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any Separate Account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody's, A.M. Best, Fitch, and Standard & Poor's. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.


About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.


In some cases, fund names and/or their objectives may include references to certain indices, such as the S&P 500 Index. Neither the Policy nor the funds are sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the Owners of the Policy or any member of the public regarding the advisability of investing in securities generally or in the Policy particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Policy. S&P has no obligation to take the needs of the Licensee or the Owners of the Policy into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Policy or the timing of the issuance or sale of the Policy or in the determination or calculation of the equation by which the Policy is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Policy.


S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE POLICY, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.




Unclaimed Property

During 2013, a Global Resolution Agreement entered into by us and a third party auditor became effective upon its acceptance by the unclaimed property departments of 41 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File ("SSMDF") to identify deceased insureds and contractholders where a valid claim has not been made. Also in December 2013, a Regulatory Settlement Agreement entered into by us to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The final agreement covers 52 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws and considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in: (1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in our practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.



SERVICES


Independent Registered Public Accounting Firm

Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the LLANY Separate Account R for Flexible Premium Variable Life Insurance as of December 31, 2013 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2013; and b) our financial statements of Lincoln Life & Annuity Company of New York as of December 31, 2013 and 2012 and for each of the three years in the period ended December 31, 2013, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Accounting Services


All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.




Checkbook Service for Disbursements

We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary's name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.



Administrative Services

Lincoln Life & Annuity Company of New York is an affiliate of The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802, which provides administrative services for the policies. The Lincoln National Life Insurance Company receives no compensation from the Separate Account for these services.


POLICY INFORMATION


Assignment

While either Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and received at our Administrative Office. It will become effective when we receive the original assignment or a certified copy of the assignment at our Administrative Office. We will not be responsible for any assignment that is not received by us, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is received and any interest accrued on such Indebtedness after we have received any assignment.


Once received, the assignment remains effective until released by the assignee in writing. As long as an assignment remains effective, you will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.



Transfer of Ownership


As long as either Insured is living, you may transfer all of your rights in the Policy by submitting a Written Request to our Administrative Office. You may revoke any transfer of ownership prior to its effective date. The transfer of ownership, or revocation of transfer, will not take effect until received by us. Once we have received the transfer or revocation of transfer, it will take effect as of the date of the latest signature on the Written Request.


On the effective date of transfer, the transferee will become the Owner and will have all the rights of the Owner under the Policy. Unless you direct us otherwise, with the consent of any assignee named in an assignment received by us, a transfer will not affect the interest of any Beneficiary designated prior to the effective date of transfer.

Beneficiary

The Beneficiary is initially designated on a form provided by us for that purpose and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.


You may change the Beneficiary at any time while either Insured is living, except when we have received an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and received at our Administrative Office. If the Owner has specifically requested not to reserve the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will not be effective until received by us. Once we have received the change of Beneficiary, the change will take effect as of the date of latest signature on the Written Request or, if there is no such date, the date received.

If any Beneficiary dies before the death of the second Insured, the Beneficiary's potential interest shall pass to any surviving Beneficiaries in the appropriate Beneficiary class, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.




Right to Convert Contract


You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower Cost of Insurance Charge than those guaranteed for the General Account.





Change of Plan


Within the first 18 months from the Policy Date, you may exchange your Policy without any evidence of insurability for any one of the permanent life insurance policies then being issued by us belonging to the same premium class to which your Policy belongs. The request for exchange must be in writing and received by us within 18 months of the Policy Date of your Policy. Unless otherwise agreed by you or us, the new Policy will have the same initial amount of insurance and Policy Date as the original Policy, and the issue age of the insured under the new Policy will be the issue age of the Insured as of the Policy Date of the original Policy. Any riders and incidental benefits included in the original Policy will be included if such riders and incidental benefits are issued with the new Policy. If the conversion results in the increase or decrease in the Accumulation Value, such increase or decrease will be payable to us by you, as applicable.


The Company may not make an offer to you to exchange your Policy without obtaining required regulatory approvals.



Settlement Options

Proceeds will be paid in a lump sum unless you choose a settlement option we make available.



Deferment of Payments

Amounts payable as a result of Policy Loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. In the event of a deferral of a surrender, loan or payment of the Death Benefit Proceeds beyond 10 days from receipt of the request, interest will accrue and be paid as required by law. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.



Incontestability


The Company will not contest your Policy or payment of the Death Benefit Proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase.




Misstatement of Age or Sex


If the age or sex of either Insured has been misstated, benefits will be those which would have been purchased at the correct age and sex.




Suicide


If the second Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second Insured dies by suicide, while sane or insane, within two years from the date any increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount.




PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              n = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the Owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2013 financial statements of the Separate Account and the December 31, 2013 financial statements of the Company follow.

              LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                 LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                            FINANCIAL STATEMENTS
                         DECEMBER 31, 2013 AND 2012

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board of Directors and Stockholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2013 and 2012, and the related statements of comprehensive income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2013. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2013 and 2012, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.



                                                      /s/ ERNST & YOUNG LLP
                                                      Philadelphia,
                                                      Pennsylvania
                                                      April 1, 2014

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)


                                                                                                               AS OF DECEMBER 31,
                                                                                                              ---------------------
                                                                                                                 2013       2012
                                                                                                              ---------   ---------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
     Fixed maturity securities (amortized cost: 2013 -- $6,880; 2012 -- $6,708)                               $   7,259   $   7,580

     Equity securities (cost: 2012 -- $2)                                                                            --           3

   Mortgage loans on real estate                                                                                    521         423

   Policy loans                                                                                                     382         399

                                                                                                              ---------   ---------
        Total investments                                                                                         8,162       8,405

Cash and invested cash                                                                                               10          54

Deferred acquisition costs and value of business acquired                                                           586         452

Premiums and fees receivable                                                                                          8           1

Accrued investment income                                                                                           103          99

Reinsurance recoverables                                                                                            478         536

Reinsurance related embedded derivatives                                                                              8           9

Goodwill                                                                                                             60          60

Other assets                                                                                                        150         114

Separate account assets                                                                                           4,099       3,195

                                                                                                              ---------   ---------
        Total assets                                                                                          $  13,664   $  12,925

                                                                                                              =========   =========

LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                                                      $   1,439   $   1,723

Other contract holder funds                                                                                       5,708       5,407

Short-term debt                                                                                                      11          --

Income taxes payable                                                                                                362         453

Other liabilities                                                                                                    64          58

Separate account liabilities                                                                                      4,099       3,195

                                                                                                              ---------   ---------
        Total liabilities                                                                                        11,683      10,836

                                                                                                              ---------   ---------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 10)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares authorized, issued and outstanding                                                   941         941

Retained earnings                                                                                                   907         816

Accumulated other comprehensive income (loss)                                                                       133         332

                                                                                                              ---------   ---------
        Total stockholder's equity                                                                                1,981       2,089

                                                                                                              ---------   ---------
          Total liabilities and stockholder's equity                                                          $  13,664   $  12,925

                                                                                                              =========   =========


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(IN MILLIONS)


                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                         ------------------------
                                                                                                          2013     2012     2011
                                                                                                         -------  -------  ------
REVENUES
Insurance premiums                                                                                       $  151   $  139   $ 128

Fee income                                                                                                  273      275     265

Net investment income                                                                                       419      421     417

Realized gain (loss):

   Total other-than-temporary impairment losses on securities                                               (10)     (22)    (26)

   Portion of loss recognized in other comprehensive income                                                   2       10       7

                                                                                                         -------  -------  ------
     Net other-than-temporary impairment losses on securities recognized in earnings                         (8)     (12)    (19)

     Realized gain (loss), excluding other-than-temporary impairment losses on securities                    (7)      (7)     (8)

                                                                                                         -------  -------  ------
        Total realized gain (loss)                                                                          (15)     (19)    (27)

                                                                                                         -------  -------  ------
     Total revenues                                                                                         828      816     783

                                                                                                         -------  -------  ------

EXPENSES
Interest credited                                                                                           204      207     207

Benefits                                                                                                    292      265     274

Commissions and other expenses                                                                              204      191     206

Impairment of intangibles                                                                                    --       --     102

                                                                                                         -------  -------  ------
   Total expenses                                                                                           700      663     789

                                                                                                         -------  -------  ------
     Income (loss) before taxes                                                                             128      153      (6)

     Federal income tax expense (benefit)                                                                    37       59      29

                                                                                                         -------  -------  ------
        Net income (loss)                                                                                    91       94     (35)

        Other comprehensive income (loss), net of tax:

          Unrealized gain (loss) on available-for-sale securities                                          (202)      83     186

          Unrealized other-than-temporary impairment on available-for-sale securities                         3       (1)      2

                                                                                                         -------  -------  ------
            Total other comprehensive income (loss), net of tax                                            (199)      82     188

                                                                                                         -------  -------  ------
               Comprehensive income (loss)                                                               $ (108)  $  176   $ 153

                                                                                                         =======  =======  ======


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)


                                                                                                      FOR THE YEARS ENDED
                                                                                                         DECEMBER 31,
                                                                                                  ----------------------------
                                                                                                    2013      2012     2011
                                                                                                  --------  -------   --------
COMMON STOCK
Balance as of beginning-of-year                                                                   $   941   $   941   $   940

Stock compensation issued for benefit plans                                                            --        --         1

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        941       941       941

                                                                                                  --------  -------   --------

RETAINED EARNINGS
Balance as of beginning-of-year                                                                       816       722       830

Net income (loss)                                                                                      91        94       (35)

Dividends declared                                                                                     --        --       (73)

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        907       816       722

                                                                                                  --------  -------   --------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                                                       332       250        62

Other comprehensive income (loss), net of tax                                                        (199)       82       188

                                                                                                  --------  -------   --------
     Balance as of end-of-year                                                                        133       332       250

                                                                                                  --------  -------   --------
        Total stockholder's equity as of end-of-year                                              $ 1,981   $ 2,089   $ 1,913

                                                                                                  ========  =======   ========


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
STATEMENTS OF CASH FLOWS
(IN MILLIONS)


                                                                                                          FOR THE YEARS ENDED
                                                                                                             DECEMBER 31,
                                                                                                      --------------------------
                                                                                                       2013      2012     2011
                                                                                                      -------  --------  -------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                                                     $   91   $    94   $  (35)

Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
   Deferred acquisition costs, value of business acquired,
     deferred sales inducements and deferred front-end
     loads deferrals and interest, net of amortization                                                    24        21       66

   Change in premiums and fees receivable                                                                 (7)        4       --

   Change in accrued investment income                                                                    (4)       (2)      (4)

   Change in future contract benefits and other contract holder funds                                   (196)     (178)     (75)

   Change in reinsurance related assets and liabilities                                                   (8)       32      (79)

   Change in federal income tax accruals                                                                  19        51       12

   Realized (gain) loss                                                                                   15        19       27

   Impairment of intangibles                                                                              --        --      102

   Other                                                                                                 (21)      (13)      43

                                                                                                      -------  --------  -------
     Net cash provided by (used in) operating activities                                                 (87)       28       57

                                                                                                      -------  --------  -------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                                              (785)     (664)    (857)

Sales of available-for-sale securities                                                                    50        38      100

Maturities of available-for-sale securities                                                              561       567      500

Purchases of other investments                                                                          (170)     (335)    (132)

Sales or maturities of other investments                                                                  89       197      105

                                                                                                      -------  --------  -------
     Net cash provided by (used in) investing activities                                                (255)     (197)    (284)

                                                                                                      -------  --------  -------

CASH FLOWS FROM FINANCING ACTIVITIES
Increase (decrease) in short-term debt                                                                    11        --       --

Deposits of fixed account values, including the fixed portion of variable                                654       611      620

Withdrawals of fixed account values, including the fixed portion of variable                            (238)     (311)    (284)

Transfers to and from separate accounts, net                                                            (127)      (94)     (68)

Common stock issued for benefit plans and excess tax benefits                                             (2)       --        1

Dividends paid                                                                                            --        --      (73)

                                                                                                      -------  --------  -------
     Net cash provided by (used in) financing activities                                                 298       206      196

                                                                                                      -------  --------  -------
Net increase (decrease) in cash and invested cash                                                        (44)       37      (31)

Cash and invested cash, as of beginning-of-year                                                           54        17       48

                                                                                                      -------  --------  -------
     Cash and invested cash, as of end-of-year                                                        $   10   $    54   $   17

                                                                                                      =======  ========  =======


               See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us") a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal-producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the U.S. and several U.S. territories. See Note 19 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS
We use the acquisition method of accounting for all business combination transactions and, accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT
Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

  - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;
  - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
  - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS
Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

  - Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
  - Mortgage- and asset-backed securities - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").


  - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
  - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST
We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our unrealized losses are other-than-temporarily impaired:

  - The estimated range and average period until recovery;
  - The estimated range and average holding period to maturity;
  - Remaining payment terms of the security;
  - Current delinquencies and nonperforming assets of underlying collateral;
  - Expected future default rates;
  - Collateral value by vintage, geographic region, industry concentration or property type;

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


  - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
  - Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

  - The current economic environment and market conditions;
  - Our business strategy and current business plans;
  - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;


  - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
  - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;
  - The capital risk limits approved by management; and
  - Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

  - Historical and implied volatility of the security;
  - Length of time and extent to which the fair value has been less than amortized cost;
  - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
  - Failure, if any, of the issuer of the security to make scheduled payments;
    and
  - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
  - Fundamentals of the industry in which the issuer operates;
  - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
  - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
  - Expectations regarding defaults and recovery rates;
  - Changes to the rating of the security by a rating agency; and
  - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

  - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
  - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
  - Susceptibility to fair value fluctuations for changes in the interest rate environment;
  - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
  - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
  - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
  - Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE
Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS
Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS
We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

CASH AND INVESTED CASH
Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL
Acquisition costs directly related to successful contract acquisitions or renewals of Universal Life ("UL") insurance, Variable Universal Life ("VUL") insurance, traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 13 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that ranges from 7 to 77 years. Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain
(loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking"). We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE
We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL
We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units, if qualitative factors determine it is necessary to complete the two-step goodwill impairment test. The results of one test on one reporting unit cannot subsidize the results of another reporting unit. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required. In Step 2, the implied fair value of goodwill is determined for the reporting unit. The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).

OTHER ASSETS AND OTHER LIABILITIES
Other assets consist primarily of guaranteed living benefit ("GLB") reserves embedded derivatives, DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date and other prepaid expenses. Other liabilities consist primarily of employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate exit value including an estimate for our non-performance risk ("NPR"). Certain of these features have elements of both insurance benefits and embedded derivatives. Through our hybrid accounting approach, we assign benefits to the embedded derivative or insurance based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."



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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. Specifically, income taxes payable were reclassified from other liabilities to a separate line item. This reclassification had no effect on net income or stockholder's equity of the prior years.

SEPARATE ACCOUNT ASSETS AND LIABILITIES
We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.



We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income
(Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 43 million scenarios. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS
Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values,

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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability. The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported as benefit ratio unlocking.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2013 and 2012, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $18 million, $21 million and $24 million for the years ended December 31, 2013, 2012 and 2011, respectively.



Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES
Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

FEE INCOME
Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Statements of Comprehensive Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.



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LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS
Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income
(Loss).

REALIZED GAIN (LOSS)
Realized gain (loss) on our Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED
Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2011 through 2013 ranged from 1% to 10%.

BENEFITS
Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits, and certain annuities with life contingencies. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS
Our employees participate in the pension and post-retirement benefit plans that are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION
In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves our stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income
(Loss).

INCOME TAXES
We file a U.S. consolidated income tax return with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
2. NEW ACCOUNTING STANDARDS


ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC
In December 2011, the FASB issued Accounting Standards Update ("ASU") No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11") to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards ("IFRS"). In January 2013, the FASB issued ASU No. 2013-01, "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), to provide information regarding the scope of the disclosures required by ASU 2011-11 to the financial instruments and derivatives reported in an entity's financial statements. ASU 2011-11 requires an entity to provide enhanced disclosures about certain financial instruments and derivative instruments, as defined in ASU 2013-01, to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial condition. We adopted the disclosure requirements of ASU 2011-11, after considering the scope clarification in ASU 2013-01, as of January 1, 2013, and have included the required disclosures for all comparative periods in Note 4.

COMPREHENSIVE INCOME TOPIC
In February 2013, the FASB issued ASU No. 2013-02, "Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income" ("ASU 2013-02"), which requires enhanced reporting of such amounts either on the face of the financial statements or in the notes to the financial statements. Under ASU 2013-02, the type of reclassification out of AOCI, as defined under current GAAP, will dictate whether the disclosure must provide the effect of the reclassification on the respective financial statement line items or whether cross-referencing to other disclosures that provide additional detail about the reclassification will be required. We adopted the disclosure requirements in ASU 2013-02 as of January 1, 2013, and have included the required disclosure in
Note 11.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FINANCIAL SERVICES -- INVESTMENT COMPANIES TOPIC
In June 2013, the FASB issued ASU No. 2013-08, "Amendments to the Scope, Measurement, and Disclosure Requirements" ("ASU 2013-08"), which provides comprehensive accounting guidance for assessing whether an entity is an investment company. ASU 2013-08 requires an assessment of all the characteristics of an investment company through the use of a new two-tiered approach, which considers the entity's purpose and design to determine whether it is an investment company. As a result of applying the new criteria in ASU 2013-08, an entity once considered an investment company may no longer meet the new criteria to be classified as such, and conversely, an entity not classified as an investment company under current GAAP may satisfy the criteria to be classified as such upon the adoption of ASU 2013-08. If an entity is no longer classified as an investment company, it must discontinue the application of investment company accounting guidance and present the change in status through a cumulative effect adjustment to the beginning balance of retained earnings in the period of adoption. If an entity becomes classified as an investment company, ASU 2013-08 should be applied prospectively with the effect of adoption recognized as an adjustment to opening net assets for the period of adoption. The amendments in ASU 2013-08 are effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application prohibited. We will adopt the requirements in ASU 2013-08 effective January 1, 2014, and are currently evaluating the impact of adoption on our financial condition and results of operations.

INCOME TAXES TOPIC
In July 2013, the FASB issued ASU No. 2013-11, "Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists" ("ASU 2013-11") in order to explicitly define the financial statement presentation requirements in GAAP. ASU 2013-11 provides guidance on the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. The amendments in the ASU are effective prospectively for interim and annual reporting periods in fiscal years beginning after December 15, 2013, with early application permitted. We will adopt the requirements of ASU 2013-11 effective January 1, 2014, and will include the new disclosure requirements in the notes to our financial statements.

OTHER EXPENSES TOPIC
In July 2011, the FASB issued ASU No. 2011-06, "Fees Paid to the Federal Government by Health Insurers" ("ASU 2011-06") in order to address the question of how health insurers should recognize and classify fees mandated by the Patient Protection and Affordable Care Act as amended by the Health Care and Education Reconciliation Act. The annual fee is imposed on health insurers for each calendar year beginning on or after January 1, 2014, and is payable no later than September 30 of the applicable year. If a fee payment is required in the applicable year, ASU 2011-06 requires the health insurer to record the liability in full with a corresponding deferred cost that is amortized to expense using a straight-line method of allocation over the applicable year. The ASU indicates that the annual fee does not meet the definition of an acquisition cost in accordance with Topic 944 of the FASB ASC. The amendments in ASU 2011-06 are effective for calendar years beginning after December 31, 2013, when the fee initially becomes effective. We will adopt the requirements of ASU 2011-06 effective January 1, 2014. The amendments will not have a material effect on our financial condition and results of operations.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
3. INVESTMENTS


AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.



The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                                                                 AS OF DECEMBER 31, 2013
                                                                                   -------------------------------------------------
                                                                                    AMORTIZED        GROSS UNREALIZED          FAIR
                                                                                                 ------------------------
                                                                                      COST        GAINS   LOSSES     OTTI      VALUE
                                                                                   ----------    ------   ------    -----    -------
FIXED MATURITY SECURITIES:
Corporate bonds.............................................................         $ 5,920     $ 443     $ 114     $10     $ 6,239
U.S. government bonds.......................................................              28         4        --      --          32
Foreign government bonds....................................................              41         4        --      --          45
RMBS........................................................................             455        33        --       4         484
CMBS........................................................................              49         2         1       1          49
CLOs........................................................................              18        --        --      --          18
State and municipal bonds...................................................             282        18         2      --         298
Hybrid and redeemable preferred securities..................................              87        10         3      --          94
                                                                                   ----------    ------   ------    -----    -------
      Total fixed maturity AFS securities...................................         $ 6,880     $ 514     $ 120     $15     $ 7,259
                                                                                   ==========    ======   ======    =====    =======

                                                                                                 AS OF DECEMBER 31, 2012
                                                                                   -------------------------------------------------
                                                                                    AMORTIZED        GROSS UNREALIZED          FAIR
                                                                                                 ------------------------
                                                                                      COST        GAINS   LOSSES     OTTI      VALUE
                                                                                   ----------    ------   ------    -----    -------
FIXED MATURITY SECURITIES:
Corporate bonds.............................................................         $ 5,541     $ 799     $  49     $11     $ 6,280
U.S. government bonds.......................................................              29         7        --      --          36
Foreign government bonds....................................................              44         8        --      --          52
RMBS........................................................................             619        59        --       8         670
CMBS........................................................................              76         5         2       1          78
CLOs........................................................................              15        --        --      --          15
State and municipal bonds...................................................             285        56        --      --         341
Hybrid and redeemable preferred securities..................................              99        13         4      --         108
                                                                                   ----------    ------   ------    -----    -------
      Total fixed maturity securities.......................................           6,708       947        55      20       7,580
Equity securities...........................................................               2         1        --      --           3
                                                                                   ----------    ------   ------    -----    -------
         Total AFS securities...............................................         $ 6,710     $ 948     $  55     $20     $ 7,583
                                                                                   ==========    ======   ======    =====    =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2013, were as follows:

                                                                                     AMORTIZED       FAIR
                                                                                       COST          VALUE
                                                                                     ---------     -------
Due in one year or less.........................................................      $   165      $   169
Due after one year through five years...........................................        1,316        1,452
Due after five years through ten years..........................................        1,832        1,944
Due after ten years.............................................................        3,045        3,143
                                                                                     ---------     -------
   Subtotal.....................................................................        6,358        6,708
                                                                                     ---------     -------
MBS.............................................................................          504          533
CDOs............................................................................           18           18
                                                                                     ---------     -------
      Total fixed maturity AFS securities.......................................      $ 6,880      $ 7,259
                                                                                     =========     =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)


The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2013
                                                        ----------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                        ------------------------     --------------------     ----------------------
                                                                         GROSS                    GROSS                      GROSS
                                                                      UNREALIZED               UNREALIZED                 UNREALIZED
                                                           FAIR       LOSSES AND     FAIR      LOSSES AND       FAIR      LOSSES AND
                                                           VALUE         OTTI        VALUE        OTTI          VALUE        OTTI
                                                        ---------     ----------     -----     ----------     -------     ----------
FIXED MATURITY SECURITIES:
Corporate bonds.......................................    $ 1,332        $ 85        $ 192        $ 39        $ 1,524        $ 124
Foreign government bonds..............................          2          --           --          --              2           --
RMBS..................................................         59           1           24           3             83            4
CMBS..................................................          8           1            3           1             11            2
CLOs..................................................         18          --           --          --             18           --
State and municipal bonds.............................         39           1            5           1             44            2
Hybrid and redeemable preferred securities............         10          --           13           3             23            3
                                                        ---------     ----------     -----     ----------     -------     ----------
         Total fixed maturity AFS securities..........    $ 1,468        $ 88        $ 237        $ 47        $ 1,705        $ 135
                                                        =========     ==========     =====     ==========     =======     ==========
Total number of AFS securities in an unrealized loss
 position.............................................                                                                         380
                                                                                                                          ==========

                                                                                    AS OF DECEMBER 31, 2012
                                                          --------------------------------------------------------------------------
                                                            LESS THAN OR EQUAL           GREATER THAN
                                                             TO TWELVE MONTHS            TWELVE MONTHS                 TOTAL
                                                          ----------------------     --------------------     ----------------------
                                                                         GROSS                    GROSS                      GROSS
                                                                      UNREALIZED               UNREALIZED                 UNREALIZED
                                                           FAIR       LOSSES AND     FAIR      LOSSES AND       FAIR      LOSSES AND
                                                           VALUE         OTTI        VALUE        OTTI          VALUE        OTTI
                                                          -------     ----------     -----     ----------     -------     ----------
FIXED MATURITY SECURITIES:
Corporate bonds.........................................  $   267        $ 14        $ 150        $ 46        $   417        $  60
RMBS....................................................       34           5           15           3             49            8
CMBS....................................................       --           2            8           1              8            3
Hybrid and redeemable preferred securities..............       --          --           32           4             32            4
                                                          -------     ----------     -----     ----------     -------     ----------
         Total fixed maturity AFS securities............  $   301        $ 21        $ 205        $ 54        $   506        $  75
                                                          =======     ==========     =====     ==========     =======     ==========
Total number of AFS securities in an unrealized loss
 position...............................................                                                                       167
                                                                                                                          ==========

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                                                  AS OF DECEMBER 31, 2013
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE      LOSSES      OTTI     SECURITIES(1)
                                                                                       -----     -------     -----     -------------
Less than six months..........................................................         $  1       $  --       $ --            1
Twelve months or greater......................................................           71          22          9           30
                                                                                       -----     -------     -----     -------------
   Total......................................................................         $ 72       $  22       $  9           31
                                                                                       =====     =======     =====     =============

                                                                                                  AS OF DECEMBER 31, 2012
                                                                                       ---------------------------------------------
                                                                                                                          NUMBER
                                                                                       FAIR       GROSS UNREALIZED          OF
                                                                                                 -----------------
                                                                                       VALUE      LOSSES      OTTI     SECURITIES(1)
                                                                                       -----     -------     -----     -------------
Less than six months..........................................................         $  5       $   1       $ --            3
Nine months or greater, but less than twelve months...........................            1          --         --            2
Twelve months or greater......................................................           73          43         13           42
                                                                                       -----     -------     -----     -------------
   Total......................................................................         $ 79       $  44       $ 13           47
                                                                                       =====     =======     =====     =============

--------------
(1) We may reflect a security in more than one aging category based on various purchase dates.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)


We regularly review our investment holdings for OTTI. Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities increased $60 million for the year ended December 31, 2013. As discussed further below, we believe the unrealized loss position as of December 31, 2013, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2013, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2013, the unrealized losses associated with our corporate bond securities were attributable primarily to securities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2013, the unrealized losses associated with our MBS and CLOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each temporarily impaired security.

As of December 31, 2013, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.



Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                             -----------------------
                                              2013    2012     2011
                                             ------   ------  ------
Balance as of beginning-of-year...........   $  53    $  61    $ 47
   Increases attributable to:
      Credit losses on securities for
        which an OTTI was not
        previously recognized.............       5        9      10
      Credit losses on securities for
        which an OTTI was
        previously recognized.............       4        5      11
   Decreases attributable to:
      Securities sold.....................     (15)     (22)     (7)
                                             ------   ------  ------
        Balance as of end-of-year.........   $  47    $  53    $ 61
                                             ======   ======  ======

During 2013, 2012 and 2011, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

  - Failure of the issuer of the security to make scheduled payments;
  - Deterioration of creditworthiness of the issuer;
  - Deterioration of conditions specifically related to the security;
  - Deterioration of fundamentals of the industry in which the issuer operates; and
  - Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, which accounted for approximately 71% and 60% of mortgage loans on real estate as of December 31, 2013 and 2012, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                                 AS OF DECEMBER 31,
                                                 ------------------
                                                  2013        2012
                                                 -----       ------
Current......................................    $ 521       $  423
Unamortized premium (discount)...............       --           --
                                                 -----       ------
   Total carrying value......................    $ 521       $  423
                                                 =====       ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)



There were no impaired mortgage loans on real estate as of December 31, 2013 and 2012.

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                                            AS OF DECEMBER 31, 2013                    AS OF DECEMBER 31, 2012
                                                     -------------------------------------     -------------------------------------
                                                                                    DEBT-                                     DEBT-
                                                                                   SERVICE                                   SERVICE
                                                     PRINCIPAL        % OF        COVERAGE      PRINCIPAL       % OF        COVERAGE
                                                      AMOUNT          TOTAL         RATIO        AMOUNT         TOTAL         RATIO
                                                     ---------     ---------     ---------     ----------     --------     ---------
Less than 65%.....................................     $ 498         95.6%          2.15         $ 400          94.6%         1.86
65% to 74%........................................        13          2.5%          1.59            12           2.8%         1.50
75% to 100%.......................................        10          1.9%          0.61            11           2.6%         0.59
                                                     ---------     ---------                   ----------     --------
   Total mortgage loans on real estate............     $ 521        100.0%                       $ 423        100.0%
                                                     =========     =========                   ==========     ========



NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     ------------------------------
                                     2013        2012        2011
                                     ------      ------     -------
Fixed maturity AFS
   securities...................     $ 377       $ 381      $  382
Mortgage loans on
   real estate..................        22          18          14
Policy loans....................        21          24          23
Commercial mortgage
   loan prepayment and
   bond make-whole
   premiums.....................         6           5           5
                                     ------      ------     -------
   Investment income............       426         428         424
Investment expense..............        (7)         (7)         (7)
                                     ------      ------     -------
   Net investment income........     $ 419       $ 421      $  417
                                     ======      ======     =======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                     ------------------------------
                                     2013        2012        2011
                                     -----      -------      ------
Fixed maturity AFS securities:
   Gross gains..................     $  1       $    1       $   2
   Gross losses.................      (10)         (17)        (31)
Associated amortization of
   DAC, VOBA, DSI and DFEL
   and changes in other
   contract holder funds........       (2)          --           3
                                     -----      -------      ------
   Total realized gain (loss)
      related to certain
      investments...............     $(11)       $ (16)      $ (26)
                                     =====      =======      ======



Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      -----------------------------
                                      2013        2012        2011
                                      -----      ------      ------
OTTI RECOGNIZED IN
   NET INCOME (LOSS)
Fixed maturity securities:
Corporate bonds...................    $ (3)      $  (6)      $  (2)
RMBS..............................      (4)         (3)        (14)
CMBS..............................      (2)         (5)         (8)
                                      -----      ------      ------
   Gross OTTI recognized in
      net income (loss)...........      (9)        (14)        (24)
   Associated amortization
      of DAC, VOBA, DSI,
      and DFEL....................       1           2           5
                                      -----      ------      ------
      Net OTTI recognized in
        net income (loss),
        pre-tax...................    $ (8)      $ (12)      $ (19)
                                      =====      ======      ======
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI......    $  2       $  11       $   8
Change in DAC, VOBA,
   DSI and DFEL...................      --          (1)         (1)
                                      -----      ------      ------
   Net portion of OTTI
      recognized in OCI,
      pre-tax.....................    $  2       $  10       $   7
                                      =====      ======      ======

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CLOS
As of December 31, 2013 and 2012, we reviewed our corporate bond and CLO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
3. INVESTMENTS (CONTINUED)



DETERMINATION OF CREDIT LOSSES ON MBS
As of December 31, 2013 and 2012, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions. With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

INVESTMENT COMMITMENTS

As of December 31, 2013, our investment commitments were $29 million, which included $20 million of private placement securities and $9 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2013 and 2012, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $284 million and $392 million, respectively, or 4% and 5% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $136 million and $184 million, respectively, or 2% of our invested assets portfolio. These investments are included in corporate bonds in the tables above.

As of December 31, 2013 our most significant investments in one industry were our investment securities in the electric industry with a fair value of $808 million, or 10% of our invested assets portfolio and our investments in the food and beverage industry with a fair value of $428 million, or 5% of our invested assets portfolio. As of December 31, 2012 our most significant investments in one industry were our investment securities in the electric industry with a fair value of $843 million, or 10% of our invested assets portfolio and our investment securities in the CMO industry with a fair value of $500 million, or 6%, of our invested assets portfolio. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $14 million as of December 31, 2013 and 2012, respectively.





--------------------------------------------------------------------------------
4. DERIVATIVE INSTRUMENTS


EMBEDDED DERIVATIVES

We have embedded derivatives that include:

GLB RESERVES EMBEDDED DERIVATIVES
We transfer the liability for our GWB and GIB features to LNL, who uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of the changes in embedded derivative guaranteed living benefits ("GLB") reserves caused by those same factors. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosure Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

REINSURANCE RELATED EMBEDDED DERIVATIVES
We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
4. DERIVATIVE INSTRUMENTS (CONTINUED)


Embedded derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                                            AS OF DECEMBER 31, 2013                   AS OF DECEMBER 31, 2012
                                                     ------------------------------------       ------------------------------------
                                                     NOTIONAL            FAIR VALUE             NOTIONAL            FAIR VALUE
                                                                    ---------------------                      ---------------------
                                                      AMOUNTS        ASSET      LIABILITY        AMOUNTS        ASSET      LIABILITY
                                                     --------       ------      ---------       --------       ------      ---------
Reinsurance related(1)..........................       $ --          $  8         $ --            $ --          $ 9          $ --
GLB reserves(2).................................         --            36           --              --           --            --
GLB reserves(2).................................         --            --           36              --           --            51
                                                     --------       ------      ---------       --------       ------      ---------
   Total embedded derivative instruments........       $ --          $ 44         $ 36            $ --          $ 9          $ 51
                                                     ========       ======      =========       ========       ======      =========

-------------
(1)  Reported in reinsurance related embedded derivatives on our Balance
     Sheets.
(2)  Reported in other assets on our Balance Sheets.
(3)  Reported in other liabilities on our Balance Sheets.


The gains (losses) on embedded derivative instruments (in millions), recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                          -------------------------
                                          2013      2012     2011
                                          -----    -----     ------
Reinsurance related(1).................   $  1      $ --     $  --
Other assets - GLB reserves(1).........    (88)       --        --
Other liabilities - GLB reserves(1)....     88        50       (77)

-------------
(1)  Reported in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).






BALANCE SHEET OFFSETTING

Information related to our embedded derivative instruments and the effects of offsetting on our Balance Sheets (in millions) were as follows as of December 31, 2013:

FINANCIAL ASSETS
Gross amount of recognized assets.......................     $ 44
Gross amounts offset....................................       --
                                                            -----
   Net amount of assets.................................       44
Gross amounts not offset:
   Financial instruments................................       --
    Cash collateral received............................       --
                                                            -----
      Net amount........................................     $ 44
                                                            =====
FINANCIAL LIABILITIES
Gross amount of recognized liabilities..................     $ 36
Gross amounts offset....................................       --
                                                            -----
   Net amount of liabilities............................       36
Gross amounts not offset:
    Cash collateral received............................       --
   Cash collateral pledged..............................       --
                                                            -----
      Net amount........................................     $ 36
                                                            =====




--------------------------------------------------------------------------------
5. FEDERAL INCOME TAXES
The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                       ---------------------------
                                       2013       2012       2011
                                       -----      -----      -----
Current............................    $ 38       $ 11       $ 19
Deferred...........................      (1)        48         10
                                       -----      -----      -----
   Federal income tax expense
      (benefit)....................    $ 37       $ 59       $ 29
                                       =====      =====      =====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
5. FEDERAL INCOME TAXES (CONTINUED)



A reconciliation of the effective tax rate differences (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                         -----------------------------
                                         2013        2012       2011
                                         -------    -------     ------
Tax rate times pre-tax income........    $ 45       $  54       $  (2)
Effect of:
   Separate account dividend
      received deduction.............      (6)         (5)         (5)
   Tax credits.......................      (1)         (1)         (1)
   Goodwill..........................      --          --          36
   Change in uncertain tax
      positions......................      --          (4)          1
   Other items.......................      (1)         15          --
                                         -------    -------     ------
      Federal income tax expense
         (benefit)...................    $ 37       $  59       $  29
                                         =======    =======     ======
Effective tax rate...................      29%         38%         NM
                                         =======    =======     ======

The effective tax rate is the ratio of tax expense over pre-tax income (loss). Since the pre-tax income of $(6) million resulted in tax expense of $29 million in 2011, the effective tax rate was not meaningful. The benefit for tax credits is attributable to foreign tax credits.

The federal income tax asset (liability) (in millions) was as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  -------    --------
Current......................................     $  (48)    $   (30)
Deferred.....................................       (314)       (423)
                                                  -------    --------
   Total federal income tax asset
      (liability)............................     $ (362)    $  (453)
                                                  =======    ========

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  -------------------
                                                   2013       2012
                                                  -------    --------
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds.....................     $   27     $    36
Investments..................................         --           4
Guarantee assessments........................         --           6
Other........................................          2           1
                                                  -------    --------
Total deferred tax assets....................         29          47
                                                  -------    --------
DEFERRED TAX LIABILITIES
DAC..........................................        123          95
VOBA.........................................         67          51
Net unrealized gain on AFS securities........        134         307
Investments..................................          2          --
Other........................................         17          17
                                                  -------    --------
   Total deferred tax liabilities............        343         470
                                                  -------    --------
      Net deferred tax asset (liability).....     $ (314)    $  (423)
                                                  =======    ========



Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2013 and 2012, $1 million of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate. We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year. A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                      FOR THE
                                                    YEARS ENDED
                                                   DECEMBER 31,
                                                ------------------
                                                 2013        2012
                                                -----       ------
Balance as of beginning-of-year...............   $ 8        $  22
   Decreases for prior year tax positions.....    --          (12)
   Decreases for lapse of statute of
      limitations.............................    --           (2)
                                                -----       ------
      Balance as of end-of-year...............   $ 8        $   8
                                                =====       ======

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2013, 2012 and 2011, we recognized interest and penalty expense (benefit) related to uncertain tax positions of zero, $(3) million and $1 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million as of December 31, 2013 and 2012.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities. We are currently under examination by the Internal Revenue Service ("IRS") for tax years 2009 through 2011. The IRS concluded its examination of tax years 2007 and 2008 on January 18, 2013. We have protested the final assessment, which is being combined with tax years 2005 and 2006 in IRS Appeals.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-----------------------------------------------------------------------------
6. DAC, VOBA, DSI AND DFEL


Changes in DAC (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                        --------------------------
                                        2013      2012       2011
                                        ------    ------    ------
Balance as of beginning-of-year.....    $ 304     $ 321     $ 339
   Deferrals........................       80        68        68
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................      (45)      (42)      (37)
      Unlocking.....................        4        (7)       (1)
   Adjustment related to realized
      (gains) losses................       (3)       (3)        2
   Adjustment related to
      unrealized (gains) losses.....       53       (33)      (50)
                                        ------    ------    ------
        Balance as of end-of-year...    $ 393     $ 304     $ 321
                                        ======    ======    ======

Changes in VOBA (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       ---------------------------
                                        2013      2012       2011
                                       -------    ------    ------
Balance as of beginning-of-year.....    $ 148     $ 200     $ 319
   Deferrals........................        1        --         1
   Amortization:
      Amortization, excluding
        unlocking...................      (31)      (41)      (51)
      Unlocking.....................      (36)       (6)      (22)
   Accretion of interest(1).........       15        17        20
   Adjustment related to
      unrealized (gains) losses.....       96       (22)      (67)
                                       -------    ------    ------
        Balance as of end-of-year...    $ 193     $ 148     $ 200
                                       =======    ======    ======

-------------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.02% to 7.05%.




Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2013, was as follows:

2014.........................................  $21
2015.........................................   19
2016.........................................   18
2017.........................................   17
2018.........................................   16

Changes in DSI (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       --------------------------
                                       2013       2012      2011
                                       -----     ------     -----
Balance as of beginning-of-year.....    $ 9       $ 12      $ 13
   Deferrals........................      1          1         1
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................     (1)        (2)       (2)
   Adjustment related to
      unrealized (gains) losses.....      2         (2)       --
                                       -----     ------     -----
        Balance as of end-of-year...    $11       $  9      $ 12
                                       =====     ======     =====

Changes in DFEL (in millions) were as follows:

                                              FOR THE YEARS
                                           ENDED DECEMBER 31,
                                       ---------------------------
                                        2013      2012       2011
                                       ------     -----     ------
Balance as of beginning-of-year.....   $  74      $ 82      $ 101
   Deferrals........................      26        29         40
   Amortization, net of interest:
      Amortization, excluding
        unlocking, net of
        interest....................     (12)      (15)       (11)
      Unlocking.....................      (2)       (6)        (6)
   Adjustment related to
      unrealized (gains) losses.....      40       (16)       (42)
                                       ------     -----     ------
        Balance as of end-of-year...   $ 126      $ 74      $  82
                                       ======     =====     ======


--------------------------------------------------------------------------------
7. REINSURANCE


The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ----------------------------
                                       2013       2012      2011
                                      -------    -------   -------
Direct insurance premiums
   and fee income..................   $  605     $  578    $  552
Reinsurance ceded..................     (181)      (164)     (159)
                                      -------    -------   -------
   Total insurance premiums
      and fee income...............   $  424     $  414    $  393
                                      =======    =======   =======
Direct insurance benefits..........   $  541     $  472    $  458
Reinsurance recoveries netted
   against benefits................     (249)      (207)     (184)
                                      -------    -------   -------
   Total benefits..................   $  292     $  265    $  274
                                      =======    =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.

Under our reinsurance program, we reinsure 20% to 25% of the mortality risk on newly issued non-term life insurance contracts and 25% to 30% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $20 million on a single insured life issued on fixed, VUL and term life insurance contracts. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2013, the reserves associated with these reinsurance arrangements totaled $4 million.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
7. REINSURANCE (CONTINUED)


Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. The amounts recoverable from reinsurers were $442 million and $536 million as of December 31, 2013 and 2012. We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.



--------------------------------------------------------------------------------
8. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS


The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2013
                                                                             -------------------------------------------------------
                                                                              ACQUISITION   CUMULATIVE
                                                                                BALANCE     IMPAIRMENT
                                                                                 AS OF         AS OF                        BALANCE
                                                                              BEGINNING-    BEGINNING-                    AS OF END-
                                                                                OF-YEAR       OF-YEAR      IMPAIRMENT       OF-YEAR
                                                                             ------------   -----------    -----------    ----------
Annuities.................................................................      $  26         $   --           $--           $ 26
Life Insurance............................................................        136           (102)           --             34
                                                                             ------------   -----------    -----------    ----------
      Total goodwill......................................................      $ 162         $ (102)          $--           $ 60
                                                                             ============   ===========    ===========    ==========

                                                                                      FOR THE YEAR ENDED DECEMBER 31, 2012
                                                                             -------------------------------------------------------
                                                                              ACQUISITION   CUMULATIVE
                                                                                BALANCE     IMPAIRMENT
                                                                                 AS OF         AS OF                        BALANCE
                                                                              BEGINNING-    BEGINNING-                    AS OF END-
                                                                                OF-YEAR        OF-YEAR      IMPAIRMENT      OF-YEAR
                                                                             ------------   -----------    -----------    ----------
Annuities.................................................................      $  26         $   --           $--           $ 26
Life Insurance............................................................        136           (102)           --             34
                                                                             ------------   -----------    -----------    ----------
      Total goodwill......................................................      $ 162         $ (102)          $--           $ 60
                                                                             ============   ===========    ===========    ==========


We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2013 and 2012, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2011, our Annuities reporting unit passed the Step 1 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance reporting unit. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time.

The gross carrying amounts and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment were as follows:

                                                                                   AS OF DECEMBER 31, 2013   AS OF DECEMBER 31, 2012
                                                                                  ------------------------  ------------------------
                                                                                    GROSS                      GROSS
                                                                                  CARRYING    ACCUMULATED    CARRYING    ACCUMULATED
                                                                                   AMOUNT    AMORTIZATION     AMOUNT    AMORTIZATION
                                                                                  --------   -------------  ---------  -------------

Life Insurance:
   Sales force.................................................................      $7           $2            $7           $2

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2013.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
9. GUARANTEED BENEFIT FEATURES


Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                                AS OF DECEMBER 31,
                                              ----------------------
                                                 2013        2012
                                              ----------   ---------
RETURN OF NET DEPOSITS
Total account value.........................    $  3,102    $  2,427
Net amount at risk(1).......................           3          14
Average attained age of contract
   holders..................................    57 YEARS    56 years
MINIMUM RETURN
Average attained age of contract
   holders..................................    81 YEARS    80 years
Guaranteed minimum return...................          5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value.........................    $  1,174    $    990
Net amount at risk(1).......................           8          78
Average attained age of contract
   holders..................................    67 YEARS    66 years

------------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2013, to December 31, 2012, was attributable primarily to the increase in the equity markets during 2013.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              ---------------------
                                               2013    2012   2011
                                              -----   -----   -----
Balance as of beginning-of-year............    $  2    $ 2    $  1
   Changes in reserves.....................      --      1       3
   Benefits paid...........................      --     (1)     (2)
                                              -----   -----   -----
        Balance as of end-of-year..........    $  2    $ 2    $  2
                                              =====   =====   =====

VARIABLE ANNUITY CONTRACTS
Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                               AS OF DECEMBER 31,
                                               ----------------------
                                                 2013        2012
                                               ----------  ----------
ASSET TYPE
Domestic equity............................    $ 1,452     $ 1,113
International equity.......................        634         500
Bonds......................................        899         728
Money market...............................        409         264
                                               ----------  ----------
   Total...................................    $ 3,394     $ 2,605
                                               ==========  ==========
Percent of total variable annuity
   separate account values.................         91%         90%

SECONDARY GUARANTEE PRODUCTS
Future contract benefits also includes reserves for our secondary guarantee products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented 23% of total life insurance in-force reserves as of December 31, 2013, and 40% of total sales for the year ended December 31, 2013.



--------------------------------------------------------------------------------
10. CONTINGENCIES AND COMMITMENTS



CONTINGENCIES

REGULATORY AND LITIGATION MATTERS
Regulatory bodies, such as state insurance departments, the U.S. Securities and Exchange Commission ("SEC"), Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and unclaimed property laws.

We are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
10. CONTINGENCIES AND COMMITMENTS (CONTINUED)


Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2013, LNC, LLANY's ultimate parent company, disclosed in its Annual Report on Form 10-K filed with the SEC that it estimates the aggregate range of reasonably possible losses on a consolidated basis, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $220 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

During 2013, we entered into a Global Resolution Agreement with multiple states' treasury and controller offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. Under the terms of the Global Resolution Agreement, a third-party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Death Master File ("SSDMF") to identify deceased insureds and contract holders where a valid claim has not been made. In addition, we entered into a Regulatory Settlement Agreement with the insurance regulators of seven states to settle regulatory inquiries and examinations with respect to our processes for identifying and paying claims and benefits in the future. The Regulatory Settlement Agreement becomes effective when a minimum of 20 states have agreed to participate in the resolution. As part of the settlement, we have agreed to reimburse the participating states for a portion of the costs of such examinations. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSDMF to identify unclaimed death benefits, and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are considering proposals that would apply prospectively and require life insurance companies to take additional steps to identify unreported deceased policy and contract holders. These prospective changes and any escheatable property identified as a result of the audits and inquiries could result in:
(1) additional payments of previously unclaimed death benefits; (2) the payment of abandoned funds to U.S. jurisdictions; and (3) changes in the Company's practices and procedures for the identification of escheatable funds and beneficiaries, which would impact claim payments and reserves, among other consequences.

COMMITMENTS

VULNERABILITY FROM CONCENTRATIONS
As of December 31, 2013, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in a market and geographic area in which business is conducted. For the year ended December 31, 2013, approximately 97% of the premiums, on the basis of statutory accounting principles ("SAP"), were generated in New York.

OTHER CONTINGENCY MATTERS
State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments of $1 million and $17 million as of December 31, 2013 and 2012, respectively.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
11. SHARES AND STOCKHOLDER'S EQUITY


All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

                                                                                                           FOR THE YEARS ENDED
                                                                                                              DECEMBER 31,
                                                                                                      ------------------------------
                                                                                                       2013       2012       2011
                                                                                                      -------    -------    --------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year...................................................................    $  341     $  258     $    72
   Unrealized holding gains (losses) arising during the year......................................      (508)       226         366
   Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds.............       186       (139)        (94)
   Income tax benefit (expense)...................................................................       113        (14)       (103)
   Less:
      Reclassification adjustment for gains (losses) included in net income (loss)................        (9)       (16)        (29)
      Associated amortization of DAC, VOBA, DSI and DFEL..........................................        (2)        --           3
      Income tax benefit (expense)................................................................         4          6           9
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $  139     $  341     $   258
                                                                                                      =======    =======    ========
UNREALIZED OTTI ON AFS SECURITIES
Balance as of beginning-of-year...................................................................    $  (10)    $   (9)    $   (11)
(Increases) attributable to:
   Gross OTTI recognized in OCI during the year...................................................        (2)       (11)         (8)
   Change in DAC, VOBA, DSI and DFEL..............................................................        --          1           1
   Income tax benefit (expense)...................................................................         1          3           3
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities.......................................         7         13          12
   Change in DAC, VOBA, DSI and DFEL..............................................................        (1)        (3)         (3)
   Income tax benefit (expense)...................................................................        (2)        (4)         (3)
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $   (7)    $  (10)    $    (9)
                                                                                                      =======    =======    ========
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year...................................................................    $    1     $    1     $     1
                                                                                                      -------    -------    --------
        Balance as of end-of-year.................................................................    $    1     $    1     $     1
                                                                                                      =======    =======    ========

The following summarizes the reclassifications out of AOCI (in millions) for the year ended December 31, 2013, and the associated line item in the Statements of Comprehensive Income (Loss):

UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Gross reclassification.....................................     $ (9)     Total realized gain (loss)
Associated amortization of DAC, VOBA, DSI and DFEL.........       (2)     Total realized gain (loss)
   Reclassification before income tax benefit (expense)....      (11)     Income (loss) from continuing operations before taxes
   Income tax benefit (expense)............................        4      Federal income tax expense (benefit)
                                                                -----
      Reclassification, net of income tax..................     $ (7)     Net income (loss)
                                                                =====
UNREALIZED OTTI ON AFS SECURITIES
Gross reclassification.....................................     $  7      Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL..........................       (1)     Total realized gain (loss)
   Reclassification before income tax benefit (expense)....        6      Income (loss) from continuing operations before taxes
   Income tax benefit (expense)............................       (2)     Federal income tax expense (benefit)
                                                                -----
      Reclassification, net of income tax..................     $  4      Net income (loss)
                                                                =====

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
12. REALIZED GAIN (LOSS)


Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

                                                FOR THE YEARS ENDED
                                                   DECEMBER 31,
                                              -----------------------
                                              2013     2012     2011
                                              ------   ------  ------
Total realized gain (loss) related to
   certain investments(1)..................   $ (11)   $ (16)  $ (26)
Variable annuity net derivatives
   results:(2)
   Gross gain (loss).......................      (3)      (1)     --
   Associated amortization of DAC,
      VOBA, DSI and DFEL...................      (1)      (2)     (1)
                                              ------   ------  ------
         Total realized gain (loss)........   $ (15)   $ (19)  $ (27)
                                              ======   ======  ======

-------------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     3.
(2) Includes the net difference in the change in embedded derivative reserves of our GLB products.



--------------------------------------------------------------------------------
13. COMMISSIONS AND OTHER EXPENSES


Details underlying commissions and other expenses (in millions) were as follows:

                                           FOR THE YEARS ENDED
                                              DECEMBER 31,
                                      ---------------------------
                                       2013       2012       2011
                                      -----      -----      -----
Commissions.....................      $  97      $  82      $  80
General and administrative
   expenses.....................         78         79         68
DAC and VOBA deferrals
   and interest, net of
   amortization.................         12         11         22
Taxes, licenses and fees........         17         19         36
                                      -----      -----      -----
      Total.....................      $ 204      $ 191      $ 206
                                      =====      =====      =====






--------------------------------------------------------------------------------
14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS


LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees. In addition, for certain former employees, we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional final pay or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plan was frozen. Interest credits continue until the participant's benefit is paid.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
14. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS (CONTINUED)


LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for at least 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.



--------------------------------------------------------------------------------
15. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS


DEFINED CONTRIBUTION PLANS

LNC and LNL sponsor defined contribution plans, which include 401(k) and money purchase plans, for eligible employees and agents, including those of LLANY. LNC and LNL make contributions and matching contributions to each of the active plans in accordance with the plan documents and various limitations under
Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2013, 2012 and 2011, expenses for these plans were $3 million, $3 million and $2 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and LNL sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors. LLANY participates in five of these deferred compensation plans. LLANY's associated liability for these plans was $3 million and $2 million as of December 31, 2013 and 2012, respectively, which is reported in other liabilities on our Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES
Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. LNC makes matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code applicable to 401(k) plans. The amounts of LNC contributions are calculated in accordance with the plan document. Our expenses for this plan were less than $1 million for the years ended December 31, 2013, 2012 and 2011.

DEFERRED COMPENSATION PLANS FOR AGENTS
LNL sponsors three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of these plans, LNL agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. The amounts of LNL's contributions are calculated and made in accordance with the plans' documents. Our expenses for these plans were not significant for the years ended December 31, 2013, 2012 and 2011.



--------------------------------------------------------------------------------
16. STOCK-BASED INCENTIVE COMPENSATION PLANS


Our employees and agents are included in LNC's two stock-based incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights, restricted stock units and restricted stock awards ("nonvested stock"). LNC issues new shares to satisfy option exercises. Total compensation expense for stock-based incentive compensation plans was not material for the years ended December 31, 2013, 2012, and 2011.



--------------------------------------------------------------------------------
17. STATUTORY INFORMATION AND RESTRICTIONS


We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
17. STATUTORY INFORMATION AND RESTRICTIONS (CONTINUED)


We are subject to the applicable laws and regulations of our state of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----       ------
U.S. capital and surplus......................     $713         $648

                                               FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                             ----------------------
                                              2013   2012    2011
                                             ------  -----  -------
U.S. net gain (loss) from operations,
   after-tax...............................  $ 166   $ 82   $  (99)
U.S. net income (loss).....................    161     74     (121)
U.S. dividends to LNL......................     --     --       73

The increase in statutory net income (loss) when comparing 2013 to 2012 was due primarily to an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and higher forward interest rates.

The increase in statutory net income (loss) when comparing 2012 to 2011 was due primarily to a decrease in realized losses in invested assets, an increase in favorable tax items over prior year and favorable reserve development in variable annuities due to improvements in the equity market and less volatility in the forward interest rates.

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves and the use of a more conservative valuation interest rate on certain annuities.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

                                                  AS OF DECEMBER 31,
                                                  ------------------
                                                  2013         2012
                                                  -----        -----
Calculation of reserves using
   continuous CARVM...........................     $(2)         $(2)
Conservative valuation rate on certain
   annuities..................................      (1)          (1)



During the third quarter of 2013, the New York Department of Financial Services ("NYDFS") announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, effective December 31, 2013, impacts the Company, notwithstanding that the Company discontinued the sale of these products in early 2013. We expect to phase in the increase in reserves over five years beginning with 2013. As such, we increased reserves by $90 million as of December 31, 2013. The additional increase in reserves over the next four years is subject to on-going discussions with the NYDFS. However, we do not expect the amount for each of the remaining years to exceed $90 million per year.

The NAIC has adopted Risk-Based Capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2013, the Company's RBC ratio was approximately four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL. Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York Department of Insurance provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation. The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $71 million in 2014 without New York Department of Insurance approval.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
18. FAIR VALUE OF FINANCIAL INSTRUMENTS


The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                                                  AS OF DECEMBER 31,
                                                                                  --------------------------------------------------
                                                                                           2013                       2012
                                                                                  -----------------------    -----------------------
                                                                                   CARRYING       FAIR       CARRYING       FAIR
                                                                                     VALUE        VALUE        VALUE        VALUE
                                                                                  ----------    ---------    ---------    ----------
ASSETS
Investments:
AFS securities:
   Fixed maturity securities...................................................    $  7,259     $  7,259     $  7,580     $   7,580
   Equity securities...........................................................          --           --            3             3
Mortgage loans on real estate..................................................         521          511          423           448
Cash and invested cash.........................................................          10           10           54            54
Reinsurance related embedded derivatives.......................................           8            8            9             9
Other assets - GLB reserves embedded derivatives(1)............................          36           36           --            --
Separate account assets........................................................       4,099        4,099        3,195         3,195
LIABILITIES
Other contract holder funds:
   Remaining guaranteed interest and similar contracts.........................         (54)         (54)         (65)          (65)
   Account values of certain investment contracts..............................      (1,385)      (1,440)      (1,374)       (1,570)
Short-term debt................................................................         (11)         (11)          --            --
Other liabilities - GLB reserves embedded derivatives(1).......................         (36)         (36)         (51)          (51)
BENEFIT PLANS' ASSETS(3).......................................................                       --                         --

-------------
(1)  GLB reserves embedded derivatives are fully ceded to LNL.


VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE
The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.



OTHER CONTRACT HOLDER FUNDS
Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2013 and 2012, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date. The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

SHORT-TERM DEBT
The carrying value of short-term debt approximates fair value. The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2013 or 2012, and we noted no changes in our valuation methodologies between these periods.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                                             AS OF DECEMBER 31, 2013
                                                                            --------------------------------------------------------
                                                                              QUOTED
                                                                              PRICES
                                                                             IN ACTIVE
                                                                            MARKETS FOR    SIGNIFICANT     SIGNIFICANT
                                                                             IDENTICAL     OBSERVABLE     UNOBSERVABLE       TOTAL
                                                                              ASSETS         INPUTS          INPUTS          FAIR
                                                                             (LEVEL 1)      (LEVEL 2)       (LEVEL 3)        VALUE
                                                                            -----------    -----------   --------------    ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds...................................................       $   5        $   6,161         $  73        $  6,239
      U.S. government bonds.............................................          31                1            --              32
      Foreign government bonds..........................................          --               43             2              45
      RMBS..............................................................          --              484            --             484
      CMBS..............................................................          --               47             2              49
      CLOs..............................................................          --                7            11              18
      State and municipal bonds.........................................          --              298            --             298
      Hybrid and redeemable preferred securities........................          --               93             1              94
Cash and invested cash..................................................          --               10            --              10
Separate account assets.................................................          78            4,021            --           4,099
Reinsurance related embedded derivatives................................          --                8            --               8
Other assets - GLB reserves embedded derivatives........................          --               --            36              36
                                                                            -----------    -----------   --------------    ---------
        Total assets....................................................       $ 114        $  11,173         $ 125        $ 11,412
                                                                            ===========    ===========   ==============    =========
LIABILITIES
Other liabilities - GLB reserves embedded derivatives...................       $  --        $      --         $ (36)       $    (36)
                                                                            -----------    -----------   --------------    ---------
      Total liabilities.................................................       $  --        $      --         $ (36)       $    (36)
                                                                            ===========    ===========   ==============    =========

                                                                                             AS OF DECEMBER 31, 2012
                                                                            --------------------------------------------------------
                                                                              QUOTED
                                                                              PRICES
                                                                             IN ACTIVE
                                                                            MARKETS FOR    SIGNIFICANT     SIGNIFICANT
                                                                             IDENTICAL     OBSERVABLE     UNOBSERVABLE       TOTAL
                                                                              ASSETS         INPUTS          INPUTS          FAIR
                                                                             (LEVEL 1)      (LEVEL 2)       (LEVEL 3)        VALUE
                                                                            -----------    -----------   --------------    ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds...................................................       $   5        $   6,192         $  83        $  6,280
      U.S. government bonds.............................................          34                2            --              36
      Foreign government bonds..........................................          --               52            --              52
      RMBS..............................................................          --              670            --             670
      CMBS..............................................................          --               75             3              78
      CLOs..............................................................          --                9             6              15
      State and municipal bonds.........................................          --              341            --             341
      Hybrid and redeemable preferred securities........................          --              104             4             108
   Equity AFS securities................................................           3               --            --               3
Cash and invested cash..................................................          --               54            --              54
Reinsurance related embedded derivatives................................          --                9            --               9
Separate account assets.................................................          68            3,127            --           3,195
                                                                            -----------    -----------   --------------    ---------
        Total assets....................................................       $ 110        $  10,635         $  96        $ 10,841
                                                                            ===========    ===========   ==============    =========
LIABILITIES
Other liabilities - GLB reserves embedded derivatives...................       $  --        $      --         $ (51)       $    (51)
                                                                            -----------    -----------   --------------    ---------
      Total liabilities.................................................       $  --        $      --         $ (51)       $    (51)
                                                                            ===========    ===========   ==============    =========

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.




                                                                               FOR THE YEAR ENDED DECEMBER 31, 2013
                                                              ----------------------------------------------------------------------
                                                                                                   PURCHASES,
                                                                                         GAINS     ISSUANCES,    TRANSFERS
                                                                             ITEMS     (LOSSES)      SALES,        IN OR
                                                                           INCLUDED       IN       MATURITIES,      OUT
                                                               BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                 FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                 VALUE      INCOME       OTHER         NET       NET(1)(2)     VALUE
                                                              ----------   --------    --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
     Corporate bonds......................................      $  83        $   4       $ 3          $ 4          $ (21)     $  73
     Foreign government bonds.............................         --           --        --            2             --          2
     CMBS.................................................          3           --        --           (1)            --          2
     CLOs.................................................          6           --        --            5             --         11
     Hybrid and redeemable preferred securities...........          4           --        (1)          (2)            --          1
Other assets - GLB reserves embedded derivatives(4).......         51          (87)       --           --             72         36
Other liabilities - GLB reserves embedded derivatives(4)..        (51)          87        --           --            (72)       (36)
                                                              ----------   --------    --------   ------------   ---------   -------
        Total, net........................................      $  96        $   4       $ 2          $ 8          $ (21)     $  89
                                                              ==========   ========    ========   ============   =========   =======

                                                                               FOR THE YEAR ENDED DECEMBER 31, 2012
                                                              ----------------------------------------------------------------------
                                                                                                   PURCHASES,
                                                                                         GAINS     ISSUANCES,    TRANSFERS
                                                                             ITEMS     (LOSSES)      SALES,        IN OR
                                                                           INCLUDED       IN       MATURITIES,      OUT
                                                               BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                 FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                 VALUE      INCOME       OTHER         NET        NET(1)       VALUE
                                                              ----------   ---------   --------   ------------   ---------   -------
Investments:((3))
   Fixed maturity AFS securities:
     Corporate bonds........................................    $  140       $  4        $ (2)        $(5)         $ (54)     $  83
     U.S. government bonds..................................         1         --          --          (1)            --         --
     RMBS...................................................         2         --          --          (1)            (1)        --
     CMBS...................................................         4         (1)          1          --             (1)         3
     CLOs...................................................         3         --          --           6             (3)         6
     Hybrid and redeemable preferred securities.............        10         --           1          --             (7)         4
Other liabilities - GLB reserves embedded derivatives((4))..      (101)        50          --          --             --        (51)
                                                              ----------   ---------   --------   ------------   ---------   -------
        Total, net..........................................    $   59       $ 53        $ --         $(1)         $ (66)     $  45
                                                              ==========   =========   ========   ============   =========   =======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                                                             -----------------------------------------------------------------------
                                                                                                  PURCHASES,
                                                                                        GAINS     ISSUANCES,    TRANSFERS
                                                                            ITEMS     (LOSSES)      SALES,        IN OR
                                                                          INCLUDED       IN       MATURITIES,      OUT
                                                              BEGINNING      IN          OCI     SETTLEMENTS,      OF        ENDING
                                                                FAIR         NET         AND        CALLS,      LEVEL 3,      FAIR
                                                                VALUE      INCOME       OTHER         NET        NET(1)       VALUE
                                                             ----------   ---------   --------   ------------   ---------   --------
Investments:(3)
   Fixed maturity AFS securities:
     Corporate bonds......................................     $  139       $   3       $  1        $  (7)        $  4      $   140
     U.S. government bonds................................          1          --         --           --           --            1
     Foreign government bonds.............................          1          --         --           --           (1)          --
     RMBS.................................................          2          --         --           --           --            2
     CMBS.................................................         15         (10)        13          (14)          --            4
     CLOs.................................................          3          --         --           --           --            3
     Hybrid and redeemable preferred securities...........          4          --          3           (6)           9           10
Other liabilities - GLB reserves embedded
   derivatives((4)).......................................        (24)        (77)        --           --           --         (101)
                                                             ----------   ---------   --------   ------------   ---------   --------
        Total, net........................................     $  141       $ (84)      $ 17        $ (27)        $ 12      $    59
                                                             ==========   =========   ========   ============   =========   ========

--------------
(1) Transfers in or out of Level 3 for AFS securities are displayed at amortized cost as of the beginning-of-year. For AFS securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.
(2) Transfers in or out of Level 3 for GLB reserves embedded derivatives represent reclassifications between other assets and other liabilities on our Balance Sheets.
(3) Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).
(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                                              FOR THE YEAR ENDED DECEMBER 31, 2013
                                                            ------------------------------------------------------------------------
                                                             ISSUANCES     SALES     MATURITIES      SETTLEMENTS    CALLS      TOTAL
                                                            ----------     -----     ----------     ------------    -----     ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.....................................      $ 19        $ --        $ (13)           $(2)        $ --       $  4
     Foreign government bonds............................         2          --           --             --           --          2
     CMBS................................................        --          --           --             (1)          --         (1)
     CLOs................................................         5          --           --             --           --          5
     Hybrid and redeemable preferred securities..........        --          (2)          --             --           --         (2)
                                                            ----------     -----     ----------     ------------    -----     ------
        Total, net.......................................      $ 26        $ (2)       $ (13)           $(3)        $ --       $  8
                                                            ==========     =====     ==========     ============    =====     ======

                                                                              FOR THE YEAR ENDED DECEMBER 31, 2012
                                                            ------------------------------------------------------------------------
                                                             ISSUANCES     SALES     MATURITIES      SETTLEMENTS    CALLS      TOTAL
                                                            ----------     -----     ----------     ------------    -----     ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds.....................................      $ --        $ --         $ --            $(3)        $ (2)      $ (5)
     U.S. government bonds...............................        --          --           --             (1)          --         (1)
     RMBS................................................        --          --           (1)            --           --         (1)
     CLOs................................................         6          --           --             --           --          6
                                                            ----------     -----     ----------     ------------    -----     ------
        Total, net.......................................      $  6        $ --         $ (1)           $(4)        $ (2)      $ (1)
                                                            ==========     =====     ==========     ============    =====     ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



                                                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                                                             -----------------------------------------------------------------------
                                                              ISSUANCES     SALES    MATURITIES      SETTLEMENTS     CALLS     TOTAL
                                                             ----------    ------    -----------    ------------     -----    ------
Investments:
   Fixed maturity AFS securities:
     Corporate bonds......................................      $ 14       $  (6)        $(6)          $   (8)       $ (1)    $  (7)
     CMBS.................................................        --         (12)         --               (2)         --       (14)
     Hybrid and redeemable preferred securities...........        --          (6)         --               --          --        (6)
                                                             ----------    ------    -----------    ------------     -----    ------
        Total, net........................................      $ 14       $ (24)        $(6)          $  (10)       $ (1)    $ (27)
                                                             ==========    ======    ===========    ============     =====    ======



The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                           ------------------------
                                            2013     2012    2011
                                           -------   -----   ------
Other assets - GLB reserves
   embedded derivatives(1)..............   $ (100)   $ --    $  --
Other liabilities - GLB reserves
   embedded derivatives(1)..............      100      58      (69)

--------------
(1)  Included in realized gain (loss) on our Statements of Comprehensive Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2013
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $ 8         $ (29)     $ (21)
      Hybrid and redeemable
         preferred securities........       1            (1)        --
                                       ----------   ----------   ------
         Total, net..................     $ 9         $ (30)     $ (21)
                                       ==========   ==========   ======

                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2012
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $  2        $ (56)     $ (54)
      RMBS...........................       --           (1)        (1)
      CMBS...........................       --           (1)        (1)
      CLOs...........................       --           (3)        (3)
      Hybrid and redeemable
         preferred securities........        3          (10)        (7)
                                       ----------   ----------   ------
         Total, net..................     $  5        $ (71)     $ (66)
                                       ==========   ==========   ======


                                              FOR THE YEAR ENDED
                                               DECEMBER 31, 2011
                                       --------------------------------
                                        TRANSFERS    TRANSFERS
                                          IN TO       OUT OF
                                         LEVEL 3      LEVEL 3     TOTAL
                                       ----------   ----------   ------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds................     $ 24        $ (20)      $  4
      Foreign government
         bonds.......................       --           (1)        (1)
      Hybrid and redeemable
         preferred securities........        9           --          9
                                       ----------   ----------   ------
         Total, net..................     $ 33        $ (21)      $ 12
                                       ==========   ==========   ======

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2013, 2012 and 2011, our corporate bonds and hybrid and redeemable preferred securities transfers in and out were attributable primarily to the securities' observable market information no longer being available or becoming available. Transfers in and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period. When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result. When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result. For the years ended December 31, 2013, 2012 and 2011, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2013:

                                        FAIR            VALUATION                        SIGNIFICANT                 ASSUMPTION OR
                                        VALUE           TECHNIQUE                    UNOBSERVABLE INPUTS             INPUT RANGES
                                       -------  -------------------------  --------------------------------------  ----------------
ASSETS
Investments:
   Fixed maturity AFS securities:
         Corporate bonds.............  $   66   Discounted cash flow       Liquidity/duration adjustment(1)        1.6% - 8.8%
         Foreign government bonds....       2   Discounted cash flow       Liquidity/duration adjustment(1)        3.4%
Other assets - GLB reserves
   embedded derivatives..............      36   Discounted cash flow       Long-term lapse rate(2)                 1% - 27%
                                                                           Utilization of guaranteed
                                                                              withdrawals(3)                       90% - 100%
                                                                           Claims utilization factor(4)            60% - 100%
                                                                           Premiums utilization factor(4)          77% - 132%
                                                                           NPR(5)                                  0% - 0.53%
                                                                           Mortality rate(6)                              (8)
                                                                           Volatility(7)                           1% - 28%
LIABILITIES
Other liabilities - GLB reserves
   embedded derivatives..............     (36)  Discounted cash flow       Long-term lapse rate(2)                 1% - 27%
                                                                           Utilization of guaranteed
                                                                              withdrawals(3)                       90% - 100%
                                                                           Claims utilization factor(4)            60% - 100%
                                                                           Premiums utilization factor(4)          77% - 132%
                                                                           NPR(5)                                  0% - 0.53%
                                                                           Mortality rate(6)                              (8)
                                                                           Volatility(7)                           1% - 28%

---------------
(1) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(2) The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.
(3) The utilization of guaranteed withdrawals input represents the estimated percentage of contractor holders that utilize the guaranteed withdrawal feature.
(4) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.
(5) The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6) The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.
(8) The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.


From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the broker quotes received may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

  - INVESTMENTS - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
  - GLB RESERVES EMBEDDED DERIVATIVES - Assuming our GLB reserves embedded derivatives are in a liability position: an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guarantee withdrawal or volatility inputs would result in an increase in the fair value measurement.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
18. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)



For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.



As part of our on-going valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see "Summary of Significant Accounting Policies" above.



--------------------------------------------------------------------------------
19. SEGMENT INFORMATION


We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), indexed UL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, principally term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of employee-paid and employer- plans. Its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to excess capital; other corporate investments; benefit plan net liability; the results of certain disability income business; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

  - Realized gains and losses associated with the following ("excluded realized gain (loss)"):
    - Sales or disposals of securities;
    - Impairments of securities;
    - Changes in the fair value of embedded derivatives within certain reinsurance arrangements; and


    - Changes in the fair value of the embedded derivatives of our GLB riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them;
  - Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
  - Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
  - Gains (losses) on early extinguishment of debt;
  - Losses from the impairment of intangible assets;
  - Income (loss) from discontinued operations; and
  - Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

  - Excluded realized gain (loss);
  - Revenue adjustments from the initial adoption of new accounting standards;
  - Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
  - Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013      2012      2011
                                         -------   -------   ------
REVENUES
Operating revenues:
   Annuities........................     $  127    $  119    $ 115
   Retirement Plan Services.........         60        57       56
   Life Insurance...................        561       577      555
   Group Protection.................         95        82       73
   Other Operations.................          6         4       16
Excluded realized
   gain (loss), pre-tax.............        (21)      (23)     (32)
                                         -------   -------   ------
   Total revenues...................     $  828    $  816    $ 783
                                         =======   =======   ======

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
19. SEGMENT INFORMATION (CONTINUED)



                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013     2012      2011
                                         ------    ------   -------
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities........................     $  34     $  24    $   22
   Retirement Plan Services.........         4         3         4
   Life Insurance...................        61        94        62
   Group Protection.................        (1)       (4)        1
   Other Operations.................         7        (8)       (1)
Excluded realized
   gain (loss), after-tax...........       (14)      (15)      (21)
Impairment of intangibles,
   after-tax........................        --        --      (102)
                                         ------    ------   -------
   Net income (loss)................     $  91     $  94    $  (35)
                                         ======    ======   =======

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         -------------------------
                                          2013      2012      2011
                                         ------    ------    -----
NET INVESTMENT INCOME
Annuities...........................     $   59    $   63    $  66
Retirement Plan Services............         55        52       51
Life Insurance......................        291       294      278
Group Protection....................          8         8        6
Other Operations....................          6         4       16
                                         ------    ------    -----
   Total net investment income......     $  419    $  421    $ 417
                                         ======    ======    =====

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         -------------------------
                                          2013      2012      2011
                                         -----      ----      ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Annuities...........................      $ 13      $ 13      $ 14
Retirement Plan Services............        --         1         1
Life Insurance......................        77        63        74
Group Protection....................         3         2         2
                                         -----      ----      ----
   Total amortization of DAC and
      VOBA, net of interest.........      $ 93      $ 79      $ 91
                                         =====      ====      ====



                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                         --------------------------
                                          2013      2012      2011
                                         ------     -----     -----
FEDERAL INCOME TAX
   EXPENSE (BENEFIT)
Annuities...........................      $ 10      $  7      $  6
Retirement Plan Services............         1         1         2
Life Insurance......................        32        48        32
Group Protection....................        (1)       (1)        1
Other Operations....................         2        11        (1)
Excluded realized gain (loss).......        (7)       (7)      (11)
                                         ------     -----     -----
   Total federal income tax
      expense (benefit).............      $ 37      $ 59      $ 29
                                         ======     =====     =====

                                                AS OF DECEMBER 31,
                                               ---------------------
                                                 2013        2012
                                               ---------   ---------
ASSETS
Annuities...................................   $   4,651   $   4,130
Retirement Plan Services....................       1,674       1,595
Life Insurance..............................       7,010       6,889
Group Protection............................         175         151
Other Operations............................         154         160
                                               ---------   ---------
   Total assets.............................   $  13,664   $  12,925
                                               =========   =========




--------------------------------------------------------------------------------
20. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA


The following summarizes our supplemental cash flow data (in millions):

                                              FOR THE YEARS ENDED
                                                 DECEMBER 31,
                                            ----------------------
                                            2013     2012     2011
                                            -----    ----    -----
Income taxes paid (received)............     $18      $8       $17


LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
21. TRANSACTIONS WITH AFFILIATES


Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                                       AS OF DECEMBER 31,
                                                      -------------------
                                                      2013           2012
                                                      -----         -----
Assets with affiliates:
   Service agreement receivable(1)...............     $ (4)          $ 10
   Ceded reinsurance contracts(2)................       (5)            73
   Ceded reinsurance contracts(3)................        8              9
Liabilities with affiliates:
   Ceded reinsurance contracts(4)................        7             --

                                             FOR THE YEARS ENDED
                                                DECEMBER 31,
                                          -------------------------
                                           2013     2012      2011
                                          ------    ------    -----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(5)........    $ (16)    $ (14)    $(17)
   Fees for management of
      general account(6)..............       (6)       (6)      --
   Realized gains (losses) on ceded
      reinsurance contracts:(7)
      GLB reserves embedded
         derivatives..................      (86)       --       --
      Other gains (losses)............       82        --       --
Benefits and expenses with
   affiliates:
   Service agreement
      payments(7).....................       74        74       65

--------------
(1)   Reported in other assets on our Balance Sheets.
(2)   Reported in reinsurance recoverables on our Balance Sheets.
(3)   Reported in reinsurance related embedded derivatives on our Balance
      Sheets.
(4)   Reported in other liabilities on our Balance Sheets.
(5)   Reported in insurance premiums on our Statements of Comprehensive Income
      (Loss).
(6) Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).
(7) Reported in net investment income on our Statements of Comprehensive Income (Loss).
(8) Reported in commissions and other expenses on our Statements of Comprehensive Income (Loss).



SERVICE AGREEMENT
In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT
On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS
We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd. ("LNBAR"). As discussed in Note 6, we cede the change in the GLB Reserves Embedded Derivatives to LNBAR.

 LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                                     MORTALITY &
                                                                                                     EXPENSE
                                                                                                     GUARANTEE
                                                                                                     CHARGES
                                                                                                     PAYABLE TO
                                                                                                     LINCOLN LIFE &
                                                                                                     ANNUITY
                                                                                                     COMPANY
SUBACCOUNT                                                               INVESTMENTS   TOTAL ASSETS  OF NEW YORK      NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                   $    163,499  $    163,499        $  3       $   163,496
ABVPSF Growth and Income Class A                                             234,206       234,206           5           234,201
ABVPSF International Value Class A                                            50,515        50,515           1            50,514
ABVPSF Large Cap Growth Class A                                                  540           540          --               540
ABVPSF Small/Mid Cap Value Class A                                           321,389       321,389           6           321,383
American Century VP Inflation Protection Class I                             132,720       132,720           2           132,718
American Funds Global Growth Class 2                                         377,448       377,448           6           377,442
American Funds Global Small Capitalization Class 2                           198,763       198,763           3           198,760
American Funds Growth Class 2                                              2,005,536     2,005,536          35         2,005,501
American Funds Growth-Income Class 2                                       1,638,332     1,638,332          28         1,638,304
American Funds International Class 2                                       1,316,622     1,316,622          22         1,316,600
BlackRock Global Allocation V.I. Class I                                     666,652       666,652          10           666,642
Delaware VIP Diversified Income Standard Class                               347,121       347,121           6           347,115
Delaware VIP Emerging Markets Standard Class                                 581,358       581,358           9           581,349
Delaware VIP High Yield Standard Class                                       236,667       236,667           5           236,662
Delaware VIP Limited-Term Diversified Income Standard Class                   33,551        33,551          --            33,551
Delaware VIP REIT Standard Class                                             964,024       964,024          18           964,006
Delaware VIP Small Cap Value Standard Class                                1,517,000     1,517,000          30         1,516,970
Delaware VIP Smid Cap Growth Standard Class                                  504,020       504,020          10           504,010
Delaware VIP U.S. Growth Standard Class                                      444,022       444,022           8           444,014
Delaware VIP Value Standard Class                                            612,287       612,287          11           612,276
DWS Alternative Asset Allocation VIP Class A                                  22,669        22,669          --            22,669
DWS Equity 500 Index VIP Class A                                             567,938       567,938          12           567,926
DWS Small Cap Index VIP Class A                                              221,605       221,605           4           221,601
Fidelity VIP Contrafund Service Class                                      1,125,379     1,125,379          20         1,125,359
Fidelity VIP Equity-Income Service Class                                     205,692       205,692           4           205,688
Fidelity VIP Growth Service Class                                             45,271        45,271           1            45,270
Fidelity VIP Growth Opportunities Service Class                               19,392        19,392          --            19,392
Fidelity VIP High Income Service Class                                       130,932       130,932           3           130,929
Fidelity VIP Mid Cap Service Class                                           692,990       692,990          11           692,979
Fidelity VIP Overseas Service Class                                          165,890       165,890           4           165,886
FTVIPT Franklin Income Securities Class 1                                    189,533       189,533           3           189,530
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                       68,565        68,565           1            68,564
FTVIPT Mutual Shares Securities Class 1                                      347,350       347,350           6           347,344
FTVIPT Templeton Foreign Securities Class 2                                  124,017       124,017           3           124,014
FTVIPT Templeton Global Bond Securities Class 1                              166,338       166,338           3           166,335
FTVIPT Templeton Growth Securities Class 1                                    76,237        76,237           1            76,236
FTVIPT Templeton Growth Securities Class 2                                    20,867        20,867          --            20,867
Invesco V.I. American Franchise Series I                                     477,188       477,188          10           477,178
Invesco V.I. Core Equity Series I                                            347,795       347,795           8           347,787
Invesco V.I. International Growth Series I                                    77,439        77,439           2            77,437
Janus Aspen Balanced Institutional Class                                     392,416       392,416           9           392,407
Janus Aspen Balanced Service Class                                            33,412        33,412           1            33,411
Janus Aspen Enterprise Service Class                                          63,066        63,066           1            63,065
Janus Aspen Global Research Institutional Class                              188,652       188,652           4           188,648
Janus Aspen Global Research Service Class                                      9,403         9,403          --             9,403
Janus Aspen Global Technology Service Class                                   11,481        11,481          --            11,481
LVIP Baron Growth Opportunities Standard Class                                56,017        56,017           1            56,016
LVIP Baron Growth Opportunities Service Class                                412,607       412,607           8           412,599
LVIP BlackRock Equity Dividend RPM Standard Class                             18,784        18,784          --            18,784
LVIP BlackRock Inflation Protected Bond Standard Class                        38,239        38,239          --            38,239
LVIP Capital Growth Standard Class                                            19,712        19,712          --            19,712
LVIP Clarion Global Real Estate Standard Class                                84,389        84,389           1            84,388





See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

DECEMBER 31, 2013



                                                                                                        MORTALITY &
                                                                                                        EXPENSE
                                                                                                        GUARANTEE
                                                                                                        CHARGES
                                                                                                        PAYABLE TO
                                                                                                        LINCOLN LIFE &
                                                                                                        ANNUITY
                                                                                                        COMPANY
SUBACCOUNT                                                                  INVESTMENTS   TOTAL ASSETS  OF NEW YORK      NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                      $    100,024  $    100,024        $  1       $   100,023
LVIP Delaware Bond Standard Class                                               892,863       892,863          18           892,845
LVIP Delaware Diversified Floating Rate Standard Class                          101,694       101,694           1           101,693
LVIP Delaware Growth and Income Standard Class                                   83,514        83,514           1            83,513
LVIP Delaware Social Awareness Standard Class                                    30,897        30,897           1            30,896
LVIP Delaware Special Opportunities Standard Class                               16,584        16,584          --            16,584
LVIP Dimensional Non-U.S. Equity RPM Standard Class                              64,255        64,255          --            64,255
LVIP Dimensional U.S. Equity RPM Standard Class                                 103,630       103,630           1           103,629
LVIP Dimensional/Vanguard Total Bond Standard Class                              23,598        23,598          --            23,598
LVIP Global Income Standard Class                                               119,829       119,829           2           119,827
LVIP JPMorgan High Yield Standard Class                                         110,994       110,994           2           110,992
LVIP JPMorgan Mid Cap Value RPM Standard Class                                   35,564        35,564           1            35,563
LVIP Managed Risk Profile 2030 Standard Class                                   729,092       729,092          15           729,077
LVIP Managed Risk Profile Conservative Standard Class                           151,846       151,846           3           151,843
LVIP Managed Risk Profile Growth Standard Class                                 182,023       182,023           2           182,021
LVIP Managed Risk Profile Moderate Standard Class                               342,566       342,566           4           342,562
LVIP MFS International Growth Standard Class                                     97,414        97,414           1            97,413
LVIP MFS Value Standard Class                                                    88,311        88,311           1            88,310
LVIP Mid-Cap Value Standard Class                                                87,479        87,479           2            87,477
LVIP Mondrian International Value Standard Class                                449,579       449,579           9           449,570
LVIP Money Market Standard Class                                                425,401       425,401           7           425,394
LVIP SSgA Bond Index Standard Class                                             194,798       194,798           3           194,795
LVIP SSgA Conservative Index Allocation Standard Class                           31,782        31,782           1            31,781
LVIP SSgA Developed International 150 Standard Class                             26,142        26,142          --            26,142
LVIP SSgA Emerging Markets 100 Standard Class                                   154,582       154,582           2           154,580
LVIP SSgA Global Tactical Allocation RPM Standard Class                          54,604        54,604           1            54,603
LVIP SSgA International Index Standard Class                                     46,488        46,488           1            46,487
LVIP SSgA Large Cap 100 Standard Class                                          104,940       104,940           2           104,938
LVIP SSgA Moderate Index Allocation Standard Class                                9,988         9,988          --             9,988
LVIP SSgA Moderate Structured Allocation Standard Class                         105,855       105,855           2           105,853
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class             20,792        20,792          --            20,792
LVIP SSgA S&P 500 Index Standard Class                                          478,752       478,752           8           478,744
LVIP SSgA Small-Cap Index Standard Class                                         51,974        51,974           1            51,973
LVIP SSgA Small-Mid Cap 200 Standard Class                                       18,504        18,504          --            18,504
LVIP T. Rowe Price Growth Stock Standard Class                                   44,184        44,184          --            44,184
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                     108,525       108,525           1           108,524
LVIP Templeton Growth RPM Standard Class                                         28,981        28,981          --            28,981
LVIP UBS Large Cap Growth RPM Standard Class                                     98,957        98,957           2            98,955
LVIP Vanguard Domestic Equity ETF Standard Class                                 42,962        42,962           1            42,961
LVIP Vanguard International Equity ETF Standard Class                           159,055       159,055           3           159,052
M International Equity                                                           25,844        25,844          --            25,844
MFS VIT Growth Initial Class                                                    209,944       209,944           4           209,940
MFS VIT Total Return Initial Class                                              163,268       163,268           3           163,265
MFS VIT Utilities Initial Class                                               1,398,036     1,398,036          24         1,398,012
NB AMT Large Cap Value I Class                                                   73,216        73,216           2            73,214
NB AMT Mid Cap Growth I Class                                                   811,883       811,883          17           811,866
NB AMT Mid Cap Intrinsic Value I Class                                           43,601        43,601           1            43,600
PIMCO VIT CommodityRealReturn Strategy Administrative Class                     151,793       151,793           3           151,790
Putnam VT Global Health Care Class IB                                            14,704        14,704          --            14,704
Putnam VT Growth & Income Class IB                                               18,683        18,683          --            18,683





See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2013




                                                                    DIVIDENDS
                                                                    FROM        MORTALITY AND       NET            NET REALIZED
                                                                    INVESTMENT  EXPENSE             INVESTMENT     GAIN (LOSS)
SUBACCOUNT                                                          INCOME      GUARANTEE CHARGES   INCOME (LOSS)  ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                $     392       $    (997)       $    (605)      $    670
ABVPSF Growth and Income Class A                                         2,747          (1,547)           1,200          1,166
ABVPSF International Value Class A                                       2,858            (245)           2,613             35
ABVPSF Large Cap Growth Class A                                              1              (9)              (8)           397
ABVPSF Small/Mid Cap Value Class A                                       1,757          (2,132)            (375)        15,719
American Century VP Inflation Protection Class I                         2,289            (777)           1,512          2,158
American Funds Global Growth Class 2                                     3,616          (1,172)           2,444          4,240
American Funds Global Small Capitalization Class 2                       1,674          (1,153)             521          2,984
American Funds Growth Class 2                                           16,872         (11,241)           5,631         27,395
American Funds Growth-Income Class 2                                    19,667          (8,458)          11,209         22,880
American Funds International Class 2                                    16,823          (7,313)           9,510         11,097
BlackRock Global Allocation V.I. Class I                                 7,328          (2,149)           5,179          1,472
Delaware VIP Diversified Income Standard Class                           8,598          (2,052)           6,546            199
Delaware VIP Emerging Markets Standard Class                             8,996          (3,231)           5,765          8,780
Delaware VIP High Yield Standard Class                                  15,714          (1,607)          14,107            949
Delaware VIP Limited-Term Diversified Income Standard Class                511            (132)             379            (69)
Delaware VIP REIT Standard Class                                        15,740          (6,536)           9,204         13,680
Delaware VIP Small Cap Value Standard Class                             10,081          (9,797)             284         29,351
Delaware VIP Smid Cap Growth Standard Class                                 97          (3,073)          (2,976)         8,909
Delaware VIP U.S. Growth Standard Class                                  1,244          (2,403)          (1,159)         2,729
Delaware VIP Value Standard Class                                        8,792          (3,355)           5,437          5,919
DWS Alternative Asset Allocation VIP Class A                               295             (86)             209             (9)
DWS Equity 500 Index VIP Class A                                         9,049          (3,940)           5,109          9,978
DWS Small Cap Index VIP Class A                                          3,147          (1,389)           1,758          2,933
Fidelity VIP Contrafund Service Class                                    9,973          (6,341)           3,632         16,758
Fidelity VIP Equity-Income Service Class                                 4,625          (1,532)           3,093          1,095
Fidelity VIP Growth Service Class                                           77            (167)             (90)         1,017
Fidelity VIP Growth Opportunities Service Class                             34            (131)             (97)           218
Fidelity VIP High Income Service Class                                   7,521          (1,067)           6,454            738
Fidelity VIP Mid Cap Service Class                                       2,564          (3,530)            (966)        15,043
Fidelity VIP Overseas Service Class                                      1,902          (1,139)             763            728
FTVIPT Franklin Income Securities Class 1                                8,359            (812)           7,547            591
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                     --            (327)            (327)         1,726
FTVIPT Mutual Shares Securities Class 1                                  6,575          (1,409)           5,166          4,739
FTVIPT Templeton Foreign Securities Class 2                              2,668            (899)           1,769            715
FTVIPT Templeton Global Bond Securities Class 1                         10,587          (1,199)           9,388          4,407
FTVIPT Templeton Growth Securities Class 1                               1,965            (402)           1,563          1,225
FTVIPT Templeton Growth Securities Class 2                                 532            (156)             376            418
Invesco V.I. American Franchise Series I                                 1,807          (3,269)          (1,462)         4,504
Invesco V.I. Core Equity Series I                                        4,525          (2,617)           1,908          8,893
Invesco V.I. International Growth Series I                                 870            (651)             219          6,722
Janus Aspen Balanced Institutional Class                                 5,598          (2,890)           2,708          1,021
Janus Aspen Balanced Service Class                                         414            (211)             203             75
Janus Aspen Enterprise Service Class                                       201            (441)            (240)           472
Janus Aspen Global Research Institutional Class                          2,068          (1,369)             699          2,048
Janus Aspen Global Research Service Class                                   88             (65)              23             58
Janus Aspen Global Technology Service Class                                 --             (79)             (79)           221
LVIP Baron Growth Opportunities Standard Class                             221            (596)            (375)        39,308
LVIP Baron Growth Opportunities Service Class                            1,514          (2,512)            (998)        15,623
LVIP BlackRock Equity Dividend RPM Standard Class                          264            (154)             110            647
LVIP BlackRock Inflation Protected Bond Standard Class                     109             (49)              60           (160)
LVIP Capital Growth Standard Class                                          --             (99)             (99)            65
LVIP Clarion Global Real Estate Standard Class                              --            (429)            (429)         1,296
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                       --            (442)            (442)           830
LVIP Delaware Bond Standard Class                                       16,454          (6,651)           9,803          7,173
LVIP Delaware Diversified Floating Rate Standard Class                     727            (300)             427             35
LVIP Delaware Growth and Income Standard Class                           1,336            (381)             955          1,521


                                                                    DIVIDENDS                     NET CHANGE       NET INCREASE
                                                                    FROM          TOTAL           IN UNREALIZED    (DECREASE)
                                                                    NET REALIZED  NET REALIZED    APPRECIATION OR  IN NET ASSETS
                                                                    GAIN ON       GAIN (LOSS)     DEPRECIATION     RESULTING
SUBACCOUNT                                                          INVESTMENTS   ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                 $     --      $     670        $   28,723       $  28,788
ABVPSF Growth and Income Class A                                            --          1,166            56,568          58,934
ABVPSF International Value Class A                                          --             35             6,450           9,098
ABVPSF Large Cap Growth Class A                                             --            397               (57)            332
ABVPSF Small/Mid Cap Value Class A                                      16,309         32,028            59,737          91,390
American Century VP Inflation Protection Class I                         4,443          6,601           (19,670)        (11,557)
American Funds Global Growth Class 2                                        --          4,240            52,197          58,881
American Funds Global Small Capitalization Class 2                          --          2,984            40,124          43,629
American Funds Growth Class 2                                               --         27,395           418,718         451,744
American Funds Growth-Income Class 2                                        --         22,880           356,704         390,793
American Funds International Class 2                                        --         11,097           210,836         231,443
BlackRock Global Allocation V.I. Class I                                22,231         23,703            24,327          53,209
Delaware VIP Diversified Income Standard Class                           4,993          5,192           (19,366)         (7,628)
Delaware VIP Emerging Markets Standard Class                                --          8,780            33,441          47,986
Delaware VIP High Yield Standard Class                                      --            949             2,958          18,014
Delaware VIP Limited-Term Diversified Income Standard Class                 --            (69)             (751)           (441)
Delaware VIP REIT Standard Class                                            --         13,680            (8,864)         14,020
Delaware VIP Small Cap Value Standard Class                             63,921         93,272           289,089         382,645
Delaware VIP Smid Cap Growth Standard Class                             21,648         30,557           115,843         143,424
Delaware VIP U.S. Growth Standard Class                                 13,648         16,377            96,863         112,081
Delaware VIP Value Standard Class                                           --          5,919           133,068         144,424
DWS Alternative Asset Allocation VIP Class A                                --             (9)             (125)             75
DWS Equity 500 Index VIP Class A                                        10,749         20,727           109,718         135,554
DWS Small Cap Index VIP Class A                                          7,566         10,499            48,376          60,633
Fidelity VIP Contrafund Service Class                                      292         17,050           236,645         257,327
Fidelity VIP Equity-Income Service Class                                12,772         13,867            27,838          44,798
Fidelity VIP Growth Service Class                                           28          1,045            10,181          11,136
Fidelity VIP Growth Opportunities Service Class                              9            227             4,987           5,117
Fidelity VIP High Income Service Class                                      --            738              (724)          6,468
Fidelity VIP Mid Cap Service Class                                      79,851         94,894            88,111         182,039
Fidelity VIP Overseas Service Class                                        565          1,293            35,941          37,997
FTVIPT Franklin Income Securities Class 1                                   --            591            10,730          18,868
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                  3,750          5,476            14,305          19,454
FTVIPT Mutual Shares Securities Class 1                                     --          4,739            50,177          60,082
FTVIPT Templeton Foreign Securities Class 2                                 --            715            20,236          22,720
FTVIPT Templeton Global Bond Securities Class 1                          2,626          7,033           (14,366)          2,055
FTVIPT Templeton Growth Securities Class 1                                  --          1,225            15,271          18,059
FTVIPT Templeton Growth Securities Class 2                                  --            418             4,268           5,062
Invesco V.I. American Franchise Series I                                    --          4,504           134,247         137,289
Invesco V.I. Core Equity Series I                                           --          8,893            69,697          80,498
Invesco V.I. International Growth Series I                                  --          6,722             5,359          12,300
Janus Aspen Balanced Institutional Class                                20,562         21,583            38,798          63,089
Janus Aspen Balanced Service Class                                       1,672          1,747             3,406           5,356
Janus Aspen Enterprise Service Class                                        --            472            14,626          14,858
Janus Aspen Global Research Institutional Class                             --          2,048            38,783          41,530
Janus Aspen Global Research Service Class                                   --             58             1,870           1,951
Janus Aspen Global Technology Service Class                                 --            221             2,823           2,965
LVIP Baron Growth Opportunities Standard Class                           4,108         43,416            (9,593)         33,448
LVIP Baron Growth Opportunities Service Class                           28,344         43,967            72,570         115,539
LVIP BlackRock Equity Dividend RPM Standard Class                           --            647             2,176           2,933
LVIP BlackRock Inflation Protected Bond Standard Class                     519            359            (2,121)         (1,702)
LVIP Capital Growth Standard Class                                          --             65             5,033           4,999
LVIP Clarion Global Real Estate Standard Class                              --          1,296             1,118           1,985
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                    1,418          2,248            14,810          16,616
LVIP Delaware Bond Standard Class                                        9,857         17,030           (56,204)        (29,371)
LVIP Delaware Diversified Floating Rate Standard Class                      --             35              (162)            300
LVIP Delaware Growth and Income Standard Class                           2,030          3,551            16,875          21,381



See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEAR ENDED DECEMBER 31, 2013




                                                                            DIVIDENDS
                                                                            FROM        MORTALITY AND       NET
                                                                            INVESTMENT  EXPENSE             INVESTMENT
SUBACCOUNT                                                                  INCOME      GUARANTEE CHARGES   INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Social Awareness Standard Class                                $     354       $    (207)       $     147
LVIP Delaware Special Opportunities Standard Class                                 172             (81)              91
LVIP Dimensional Non-U.S. Equity RPM Standard Class                              1,094            (136)             958
LVIP Dimensional U.S. Equity RPM Standard Class                                    958            (217)             741
LVIP Dimensional/Vanguard Total Bond Standard Class                                297             (50)             247
LVIP Global Income Standard Class                                                  228            (552)            (324)
LVIP JPMorgan High Yield Standard Class                                          5,123            (617)           4,506
LVIP JPMorgan Mid Cap Value RPM Standard Class                                     159            (375)            (216)
LVIP Managed Risk Profile 2030 Standard Class                                    9,241          (6,142)           3,099
LVIP Managed Risk Profile Conservative Standard Class                            2,878            (836)           2,042
LVIP Managed Risk Profile Growth Standard Class                                  3,011            (821)           2,190
LVIP Managed Risk Profile Moderate Standard Class                                5,743          (1,751)           3,992
LVIP MFS International Growth Standard Class                                       741            (489)             252
LVIP MFS Value Standard Class                                                    1,359            (314)           1,045
LVIP Mid-Cap Value Standard Class                                                  160            (455)            (295)
LVIP Mondrian International Value Standard Class                                10,462          (2,988)           7,474
LVIP Money Market Standard Class                                                    85          (2,131)          (2,046)
LVIP SSgA Bond Index Standard Class                                              3,825            (933)           2,892
LVIP SSgA Conservative Index Allocation Standard Class                             477            (113)             364
LVIP SSgA Developed International 150 Standard Class                               662            (112)             550
LVIP SSgA Emerging Markets 100 Standard Class                                    3,515            (790)           2,725
LVIP SSgA Global Tactical Allocation RPM Standard Class                          1,097            (556)             541
LVIP SSgA International Index Standard Class                                       711            (259)             452
LVIP SSgA Large Cap 100 Standard Class                                           2,182            (517)           1,665
LVIP SSgA Moderate Index Allocation Standard Class                                 140              (8)             132
LVIP SSgA Moderate Structured Allocation Standard Class                          2,360            (609)           1,751
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class               478             (14)             464
LVIP SSgA S&P 500 Index Standard Class                                           6,798          (2,481)           4,317
LVIP SSgA Small-Cap Index Standard Class                                           370            (247)             123
LVIP SSgA Small-Mid Cap 200 Standard Class                                         453             (57)             396
LVIP T. Rowe Price Growth Stock Standard Class                                      --            (136)            (136)
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                         --            (412)            (412)
LVIP Templeton Growth RPM Standard Class                                           361             (95)             266
LVIP UBS Large Cap Growth RPM Standard Class                                        --            (638)            (638)
LVIP Vanguard Domestic Equity ETF Standard Class                                   459            (206)             253
LVIP Vanguard International Equity ETF Standard Class                            3,228            (842)           2,386
M International Equity                                                             582            (145)             437
MFS VIT Growth Initial Class                                                       402          (1,271)            (869)
MFS VIT Total Return Initial Class                                               3,724          (1,389)           2,335
MFS VIT Utilities Initial Class                                                 30,176          (7,990)          22,186
NB AMT Large Cap Value I Class                                                     775            (535)             240
NB AMT Mid Cap Growth I Class                                                       --          (5,634)          (5,634)
NB AMT Mid Cap Intrinsic Value I Class                                             478            (262)             216
PIMCO VIT CommodityRealReturn Strategy Administrative Class                      2,092            (737)           1,355
Putnam VT Global Health Care Class IB                                              142            (104)              38
Putnam VT Growth & Income Class IB                                                 266            (132)             134


                                                                                            DIVIDENDS
                                                                                            FROM          TOTAL
                                                                            NET REALIZED    NET REALIZED  NET REALIZED
                                                                            GAIN (LOSS)     GAIN ON       GAIN (LOSS)
SUBACCOUNT                                                                  ON INVESTMENTS  INVESTMENTS   ON INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Social Awareness Standard Class                                 $     370       $    533       $     903
LVIP Delaware Special Opportunities Standard Class                                   57          1,135           1,192
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                 481             49             530
LVIP Dimensional U.S. Equity RPM Standard Class                                   1,366            311           1,677
LVIP Dimensional/Vanguard Total Bond Standard Class                                 (23)            40              17
LVIP Global Income Standard Class                                                  (338)           157            (181)
LVIP JPMorgan High Yield Standard Class                                             189             18             207
LVIP JPMorgan Mid Cap Value RPM Standard Class                                   21,047             --          21,047
LVIP Managed Risk Profile 2030 Standard Class                                    38,962             --          38,962
LVIP Managed Risk Profile Conservative Standard Class                               656          2,227           2,883
LVIP Managed Risk Profile Growth Standard Class                                   3,183             --           3,183
LVIP Managed Risk Profile Moderate Standard Class                                14,362             --          14,362
LVIP MFS International Growth Standard Class                                        403             --             403
LVIP MFS Value Standard Class                                                     1,680             --           1,680
LVIP Mid-Cap Value Standard Class                                                 1,794             --           1,794
LVIP Mondrian International Value Standard Class                                  1,230             --           1,230
LVIP Money Market Standard Class                                                     --             --              --
LVIP SSgA Bond Index Standard Class                                                 780            612           1,392
LVIP SSgA Conservative Index Allocation Standard Class                               29             --              29
LVIP SSgA Developed International 150 Standard Class                                438             --             438
LVIP SSgA Emerging Markets 100 Standard Class                                      (333)            --            (333)
LVIP SSgA Global Tactical Allocation RPM Standard Class                           6,051             --           6,051
LVIP SSgA International Index Standard Class                                      2,958             --           2,958
LVIP SSgA Large Cap 100 Standard Class                                            4,178          5,452           9,630
LVIP SSgA Moderate Index Allocation Standard Class                                  130             --             130
LVIP SSgA Moderate Structured Allocation Standard Class                           1,119             82           1,201
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                 (3)            --              (3)
LVIP SSgA S&P 500 Index Standard Class                                           16,582             --          16,582
LVIP SSgA Small-Cap Index Standard Class                                          2,814            215           3,029
LVIP SSgA Small-Mid Cap 200 Standard Class                                          543          1,296           1,839
LVIP T. Rowe Price Growth Stock Standard Class                                      218             --             218
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                       2,881            933           3,814
LVIP Templeton Growth RPM Standard Class                                            405             --             405
LVIP UBS Large Cap Growth RPM Standard Class                                        395             --             395
LVIP Vanguard Domestic Equity ETF Standard Class                                    172             --             172
LVIP Vanguard International Equity ETF Standard Class                               725             --             725
M International Equity                                                             (360)            --            (360)
MFS VIT Growth Initial Class                                                      2,857          1,272           4,129
MFS VIT Total Return Initial Class                                               12,731             --          12,731
MFS VIT Utilities Initial Class                                                   6,785         24,092          30,877
NB AMT Large Cap Value I Class                                                     (275)            --            (275)
NB AMT Mid Cap Growth I Class                                                    21,620             --          21,620
NB AMT Mid Cap Intrinsic Value I Class                                              403             --             403
PIMCO VIT CommodityRealReturn Strategy Administrative Class                      (1,990)            --          (1,990)
Putnam VT Global Health Care Class IB                                               142            404             546
Putnam VT Growth & Income Class IB                                                    4             --               4


                                                                            NET CHANGE       NET INCREASE
                                                                            IN UNREALIZED    (DECREASE)
                                                                            APPRECIATION OR  IN NET ASSETS
                                                                            DEPRECIATION     RESULTING
SUBACCOUNT                                                                  ON INVESTMENTS   FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Social Awareness Standard Class                                  $   6,851       $    7,901
LVIP Delaware Special Opportunities Standard Class                                 2,505            3,788
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                3,547            5,035
LVIP Dimensional U.S. Equity RPM Standard Class                                   11,015           13,433
LVIP Dimensional/Vanguard Total Bond Standard Class                                 (658)            (394)
LVIP Global Income Standard Class                                                 (2,714)          (3,219)
LVIP JPMorgan High Yield Standard Class                                              983            5,696
LVIP JPMorgan Mid Cap Value RPM Standard Class                                    (6,320)          14,511
LVIP Managed Risk Profile 2030 Standard Class                                     57,417           99,478
LVIP Managed Risk Profile Conservative Standard Class                              6,899           11,824
LVIP Managed Risk Profile Growth Standard Class                                   15,466           20,839
LVIP Managed Risk Profile Moderate Standard Class                                 20,500           38,854
LVIP MFS International Growth Standard Class                                      10,144           10,799
LVIP MFS Value Standard Class                                                     17,086           19,811
LVIP Mid-Cap Value Standard Class                                                 19,417           20,916
LVIP Mondrian International Value Standard Class                                  71,343           80,047
LVIP Money Market Standard Class                                                      --           (2,046)
LVIP SSgA Bond Index Standard Class                                               (9,811)          (5,527)
LVIP SSgA Conservative Index Allocation Standard Class                               718            1,111
LVIP SSgA Developed International 150 Standard Class                               3,364            4,352
LVIP SSgA Emerging Markets 100 Standard Class                                     (5,387)          (2,995)
LVIP SSgA Global Tactical Allocation RPM Standard Class                              607            7,199
LVIP SSgA International Index Standard Class                                       5,215            8,625
LVIP SSgA Large Cap 100 Standard Class                                            17,624           28,919
LVIP SSgA Moderate Index Allocation Standard Class                                   617              879
LVIP SSgA Moderate Structured Allocation Standard Class                            8,809           11,761
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                 (86)             375
LVIP SSgA S&P 500 Index Standard Class                                            94,512          115,411
LVIP SSgA Small-Cap Index Standard Class                                          12,088           15,240
LVIP SSgA Small-Mid Cap 200 Standard Class                                         2,094            4,329
LVIP T. Rowe Price Growth Stock Standard Class                                     8,856            8,938
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                       20,689           24,091
LVIP Templeton Growth RPM Standard Class                                           3,210            3,881
LVIP UBS Large Cap Growth RPM Standard Class                                      19,326           19,083
LVIP Vanguard Domestic Equity ETF Standard Class                                   7,003            7,428
LVIP Vanguard International Equity ETF Standard Class                             15,302           18,413
M International Equity                                                             3,471            3,548
MFS VIT Growth Initial Class                                                      49,309           52,569
MFS VIT Total Return Initial Class                                                16,376           31,442
MFS VIT Utilities Initial Class                                                  167,447          220,510
NB AMT Large Cap Value I Class                                                    17,470           17,435
NB AMT Mid Cap Growth I Class                                                    183,060          199,046
NB AMT Mid Cap Intrinsic Value I Class                                            12,249           12,868
PIMCO VIT CommodityRealReturn Strategy Administrative Class                      (19,884)         (20,519)
Putnam VT Global Health Care Class IB                                              3,765            4,349
Putnam VT Growth & Income Class IB                                                 4,690            4,828



See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                           ABVPSF
                                                                           GLOBAL       ABVPSF       ABVPSF         ABVPSF
                                                                           THEMATIC     GROWTH AND   INTERNATIONAL  LARGE CAP
                                                                           GROWTH       INCOME       VALUE          GROWTH
                                                                           CLASS A      CLASS A      CLASS A        CLASS A
                                                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 103,938    $ 146,342     $ 31,423      $  2,456
Changes From Operations:
   - Net investment income (loss)                                                (842)       1,337          410           (11)
   - Net realized gain (loss) on investments                                      143          (50)      (1,835)          170
   - Net change in unrealized appreciation or depreciation on investments      13,878       22,903        6,305           186
                                                                           -----------  -----------  -------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             13,179       24,190        4,880           345
Changes From Unit Transactions:
   - Contract purchases                                                         4,423        1,446        6,466             2
   - Contract withdrawals                                                      (3,372)      (3,669)      (2,070)       (1,192)
   - Contract transfers                                                           859       (1,421)      (1,487)           --
                                                                           -----------  -----------  -------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 1,910       (3,644)       2,909        (1,190)
                                                                           -----------  -----------  -------------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        15,089       20,546        7,789          (845)
                                                                           -----------  -----------  -------------  ----------
NET ASSETS AT DECEMBER 31, 2012                                               119,027      166,888       39,212         1,611
Changes From Operations:
   - Net investment income (loss)                                                (605)       1,200        2,613            (8)
   - Net realized gain (loss) on investments                                      670        1,166           35           397
   - Net change in unrealized appreciation or depreciation on investments      28,723       56,568        6,450           (57)
                                                                           -----------  -----------  -------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             28,788       58,934        9,098           332
Changes From Unit Transactions:
   - Contract purchases                                                        23,053        3,844        5,964            --
   - Contract withdrawals                                                      (7,608)      (3,070)      (1,892)       (1,403)
   - Contract transfers                                                           236        7,605       (1,868)           --
                                                                           -----------  -----------  -------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                15,681        8,379        2,204        (1,403)
                                                                           -----------  -----------  -------------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        44,469       67,313       11,302        (1,071)
                                                                           -----------  -----------  -------------  ----------
NET ASSETS AT DECEMBER 31, 2013                                             $ 163,496    $ 234,201     $ 50,514      $    540
                                                                           ===========  ===========  =============  ==========



                                                                                       AMERICAN                  AMERICAN
                                                                           ABVPSF      CENTURY VP  AMERICAN      FUNDS GLOBAL
                                                                           SMALL/MID   INFLATION   FUNDS GLOBAL  SMALL
                                                                           CAP VALUE   PROTECTION  GROWTH        CAPITALIZATION
                                                                           CLASS A     CLASS I     CLASS 2       CLASS 2
                                                                           SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $ 223,499   $ 129,617    $   98,795    $  102,570
Changes From Operations:
   - Net investment income (loss)                                               (356)      2,858           386           718
   - Net realized gain (loss) on investments                                  14,625       5,131         3,512           169
   - Net change in unrealized appreciation or depreciation on investments     24,681       1,049        16,129        23,092
                                                                           ----------  ----------  ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            38,950       9,038        20,027        23,979
Changes From Unit Transactions:
   - Contract purchases                                                       21,711       9,913        31,962        13,084
   - Contract withdrawals                                                    (11,476)    (18,346)      (12,438)      (10,528)
   - Contract transfers                                                      (34,381)     13,874       (26,026)       37,955
                                                                           ----------  ----------  ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                              (24,146)      5,441        (6,502)       40,511
                                                                           ----------  ----------  ------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       14,804      14,479        13,525        64,490
                                                                           ----------  ----------  ------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                              238,303     144,096       112,320       167,060
Changes From Operations:
   - Net investment income (loss)                                               (375)      1,512         2,444           521
   - Net realized gain (loss) on investments                                  32,028       6,601         4,240         2,984
   - Net change in unrealized appreciation or depreciation on investments     59,737     (19,670)       52,197        40,124
                                                                           ----------  ----------  ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                            91,390     (11,557)       58,881        43,629
Changes From Unit Transactions:
   - Contract purchases                                                       23,149      10,440       230,721        17,685
   - Contract withdrawals                                                    (38,545)    (30,612)      (37,409)      (31,061)
   - Contract transfers                                                        7,086      20,351        12,929         1,447
                                                                           ----------  ----------  ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                               (8,310)        179       206,241       (11,929)
                                                                           ----------  ----------  ------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       83,080     (11,378)      265,122        31,700
                                                                           ----------  ----------  ------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 321,383   $ 132,718    $  377,442    $  198,760
                                                                           ==========  ==========  ============  ==============




                                                                                          AMERICAN        AMERICAN
                                                                           AMERICAN       FUNDS           FUNDS
                                                                           FUNDS GROWTH   GROWTH-INCOME   INTERNATIONAL
                                                                           CLASS 2        CLASS 2         CLASS 2
                                                                           SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 1,250,803     $   976,317   $ 1,092,637
Changes From Operations:
   - Net investment income (loss)                                                 2,368          11,228         9,172
   - Net realized gain (loss) on investments                                     22,884          12,574       (29,884)
   - Net change in unrealized appreciation or depreciation on investments       190,599         140,530       186,729
                                                                           -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              215,851         164,332       166,017
Changes From Unit Transactions:
   - Contract purchases                                                         181,884         150,858       137,297
   - Contract withdrawals                                                       (87,559)        (63,260)      (53,154)
   - Contract transfers                                                         (55,945)        (89,867)     (209,850)
                                                                           -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  38,380          (2,269)     (125,707)
                                                                           -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         254,231         162,063        40,310
                                                                           -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                               1,505,034       1,138,380     1,132,947
Changes From Operations:
   - Net investment income (loss)                                                 5,631          11,209         9,510
   - Net realized gain (loss) on investments                                     27,395          22,880        11,097
   - Net change in unrealized appreciation or depreciation on investments       418,718         356,704       210,836
                                                                           -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              451,744         390,793       231,443
Changes From Unit Transactions:
   - Contract purchases                                                         159,270         221,008       103,043
   - Contract withdrawals                                                       (99,098)        (97,084)     (146,787)
   - Contract transfers                                                         (11,449)        (14,793)       (4,046)
                                                                           -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  48,723         109,131       (47,790)
                                                                           -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         500,467         499,924       183,653
                                                                           -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 2,005,501     $ 1,638,304   $ 1,316,600
                                                                           =============  ==============  =============


                                                                                            DELAWARE
                                                                                            VIP
                                                                           BLACKROCK        DIVERSIFIED
                                                                           GLOBAL           INCOME
                                                                           ALLOCATION V.I.  STANDARD
                                                                           CLASS I          CLASS
                                                                           SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 114,018       $  326,082
Changes From Operations:
   - Net investment income (loss)                                               2,469            8,504
   - Net realized gain (loss) on investments                                     (471)          11,892
   - Net change in unrealized appreciation or depreciation on investments      11,865             (152)
                                                                           ---------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             13,863           20,244
Changes From Unit Transactions:
   - Contract purchases                                                        72,521           48,241
   - Contract withdrawals                                                     (18,067)         (34,089)
   - Contract transfers                                                        29,943           (1,359)
                                                                           ---------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                84,397           12,793
                                                                           ---------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        98,260           33,037
                                                                           ---------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                               212,278          359,119
Changes From Operations:
   - Net investment income (loss)                                               5,179            6,546
   - Net realized gain (loss) on investments                                   23,703            5,192
   - Net change in unrealized appreciation or depreciation on investments      24,327          (19,366)
                                                                           ---------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             53,209           (7,628)
Changes From Unit Transactions:
   - Contract purchases                                                       152,467           57,181
   - Contract withdrawals                                                     (36,278)         (85,034)
   - Contract transfers                                                       284,966           23,477
                                                                           ---------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                               401,155           (4,376)
                                                                           ---------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       454,364          (12,004)
                                                                           ---------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                             $ 666,642       $  347,115
                                                                           ===============  ===========



See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                                     DELAWARE
                                                                           DELAWARE                  VIP
                                                                           VIP          DELAWARE     LIMITED-TERM
                                                                           EMERGING     VIP          DIVERSIFIED   DELAWARE
                                                                           MARKETS      HIGH YIELD   INCOME        VIP REIT
                                                                           STANDARD     STANDARD     STANDARD      STANDARD
                                                                           CLASS        CLASS        CLASS         CLASS
                                                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  388,695    $ 252,720     $ 25,391    $  618,079
Changes From Operations:
   - Net investment income (loss)                                               1,202       21,458          399         4,770
   - Net realized gain (loss) on investments                                      530        2,502          254        (2,658)
   - Net change in unrealized appreciation or depreciation on investments      59,987       13,307           76       100,121
                                                                           -----------  -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             61,719       37,267          729       102,233
Changes From Unit Transactions:
   - Contract purchases                                                        97,829       19,196        7,653        70,240
   - Contract withdrawals                                                     (43,529)     (22,611)      (2,352)      (44,567)
   - Contract transfers                                                         3,903      (75,178)       1,544       196,319
                                                                           -----------  -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                58,203      (78,593)       6,845       221,992
                                                                           -----------  -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       119,922      (41,326)       7,574       324,225
                                                                           -----------  -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                               508,617      211,394       32,965       942,304
Changes From Operations:
   - Net investment income (loss)                                               5,765       14,107          379         9,204
   - Net realized gain (loss) on investments                                    8,780          949          (69)       13,680
   - Net change in unrealized appreciation or depreciation on investments      33,441        2,958         (751)       (8,864)
                                                                           -----------  -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             47,986       18,014         (441)       14,020
Changes From Unit Transactions:
   - Contract purchases                                                        80,136        7,852        6,653        75,421
   - Contract withdrawals                                                     (57,790)     (10,114)      (2,029)     (108,295)
   - Contract transfers                                                         2,400        9,516       (3,597)       40,556
                                                                           -----------  -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                24,746        7,254        1,027         7,682
                                                                           -----------  -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        72,732       25,268          586        21,702
                                                                           -----------  -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                            $  581,349    $ 236,662     $ 33,551    $  964,006
                                                                           ===========  ===========  ============  ===========



                                                                           DELAWARE      DELAWARE
                                                                           VIP           VIP          DELAWARE      DELAWARE
                                                                           SMALL CAP     SMID CAP     VIP           VIP
                                                                           VALUE         GROWTH       U.S. GROWTH   VALUE
                                                                           STANDARD      STANDARD     STANDARD      STANDARD
                                                                           CLASS         CLASS        CLASS         CLASS
                                                                           SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $   977,651   $  266,087    $   15,881   $ 100,566
Changes From Operations:
   - Net investment income (loss)                                               (2,012)      (1,694)         (963)        911
   - Net realized gain (loss) on investments                                    84,550       20,964           899       1,376
   - Net change in unrealized appreciation or depreciation on investments       49,448        8,424        20,940      33,540
                                                                           ------------  -----------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             131,986       27,694        20,876      35,827
Changes From Unit Transactions:
   - Contract purchases                                                         95,910       15,660         6,761      17,348
   - Contract withdrawals                                                      (74,815)     (21,453)       (6,359)    (11,287)
   - Contract transfers                                                         52,363       64,940       287,907     278,100
                                                                           ------------  -----------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 73,458       59,147       288,309     284,161
                                                                           ------------  -----------  ------------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        205,444       86,841       309,185     319,988
                                                                           ------------  -----------  ------------  ----------
NET ASSETS AT DECEMBER 31, 2012                                              1,183,095      352,928       325,066     420,554
Changes From Operations:
   - Net investment income (loss)                                                  284       (2,976)       (1,159)      5,437
   - Net realized gain (loss) on investments                                    93,272       30,557        16,377       5,919
   - Net change in unrealized appreciation or depreciation on investments      289,089      115,843        96,863     133,068
                                                                           ------------  -----------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             382,645      143,424       112,081     144,424
Changes From Unit Transactions:
   - Contract purchases                                                         64,799       19,385        21,199      27,826
   - Contract withdrawals                                                      (91,609)     (22,092)      (13,030)    (22,521)
   - Contract transfers                                                        (21,960)      10,365        (1,302)     41,993
                                                                           ------------  -----------  ------------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                (48,770)       7,658         6,867      47,298
                                                                           ------------  -----------  ------------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        333,875      151,082       118,948     191,722
                                                                           ------------  -----------  ------------  ----------
NET ASSETS AT DECEMBER 31, 2013                                            $ 1,516,970   $  504,010    $  444,014   $ 612,276
                                                                           ============  ===========  ============  ==========



                                                                           DWS
                                                                           ALTERNATIVE
                                                                           ASSET        DWS          DWS
                                                                           ALLOCATION   EQUITY 500   SMALL CAP   FIDELITY VIP
                                                                           VIP          INDEX VIP    INDEX VIP   CONTRAFUND
                                                                           CLASS A      CLASS A      CLASS A     SERVICE CLASS
                                                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  2,567     $ 374,171   $ 115,425   $ 1,064,579
Changes From Operations:
   - Net investment income (loss)                                                 89         4,040         155         3,657
   - Net realized gain (loss) on investments                                      26         3,906         399          (383)
   - Net change in unrealized appreciation or depreciation on investments        154        47,976      18,288       139,889
                                                                           -----------  -----------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               269        55,922      18,842       143,163
Changes From Unit Transactions:
   - Contract purchases                                                        1,001        46,662      30,246        56,037
   - Contract withdrawals                                                       (196)      (27,880)    (10,686)     (145,563)
   - Contract transfers                                                          134        (5,131)      1,471      (292,787)
                                                                           -----------  -----------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  939        13,651      21,031      (382,313)
                                                                           -----------  -----------  ----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,208        69,573      39,873      (239,150)
                                                                           -----------  -----------  ----------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                3,775       443,744     155,298       825,429
Changes From Operations:
   - Net investment income (loss)                                                209         5,109       1,758         3,632
   - Net realized gain (loss) on investments                                      (9)       20,727      10,499        17,050
   - Net change in unrealized appreciation or depreciation on investments       (125)      109,718      48,376       236,645
                                                                           -----------  -----------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                75       135,554      60,633       257,327
Changes From Unit Transactions:
   - Contract purchases                                                       17,575        26,334       8,610       119,666
   - Contract withdrawals                                                     (3,046)      (33,891)     (4,374)     (115,479)
   - Contract transfers                                                        4,290        (3,815)      1,434        38,416
                                                                           -----------  -----------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                               18,819       (11,372)      5,670        42,603
                                                                           -----------  -----------  ----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       18,894       124,182      66,303       299,930
                                                                           -----------  -----------  ----------  -------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 22,669     $ 567,926   $ 221,601   $ 1,125,359
                                                                           ===========  ===========  ==========  =============






                                                                           FIDELITY VIP
                                                                           EQUITY-INCOME
                                                                           SERVICE CLASS
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 142,986
Changes From Operations:
   - Net investment income (loss)                                                3,580
   - Net realized gain (loss) on investments                                    10,143
   - Net change in unrealized appreciation or depreciation on investments       10,241
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              23,964
Changes From Unit Transactions:
   - Contract purchases                                                         10,440
   - Contract withdrawals                                                       (5,611)
   - Contract transfers                                                         (6,064)
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 (1,235)
                                                                           -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         22,729
                                                                           -------------
NET ASSETS AT DECEMBER 31, 2012                                                165,715
Changes From Operations:
   - Net investment income (loss)                                                3,093
   - Net realized gain (loss) on investments                                    13,867
   - Net change in unrealized appreciation or depreciation on investments       27,838
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              44,798
Changes From Unit Transactions:
   - Contract purchases                                                          1,202
   - Contract withdrawals                                                       (1,272)
   - Contract transfers                                                         (4,755)
                                                                           -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 (4,825)
                                                                           -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         39,973
                                                                           -------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 205,688
                                                                           =============



See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                                       FIDELITY VIP
                                                                        FIDELITY VIP   GROWTH         FIDELITY VIP   FIDELITY VIP
                                                                        GROWTH         OPPORTUNITIES  HIGH INCOME    MID CAP
                                                                        SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                            $  19,666       $  66,798     $ 136,962      $  376,239
Changes From Operations:
   - Net investment income (loss)                                               18             (88)        6,306            (140)
   - Net realized gain (loss) on investments                                   363          13,047            96          41,168
   - Net change in unrealized appreciation or depreciation on investments    2,259          (6,863)       10,356          13,851
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                           2,640           6,096        16,758          54,879
Changes From Unit Transactions:
   - Contract purchases                                                      5,014             773           300          76,473
   - Contract withdrawals                                                   (2,794)        (59,672)      (23,421)        (17,845)
   - Contract transfers                                                      6,360              --           397          10,378
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                              8,580         (58,899)      (22,724)         69,006
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     11,220         (52,803)       (5,966)        123,885
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                             30,886          13,995       130,996         500,124
Changes From Operations:
   - Net investment income (loss)                                              (90)            (97)        6,454            (966)
   - Net realized gain (loss) on investments                                 1,045             227           738          94,894
   - Net change in unrealized appreciation or depreciation on investments   10,181           4,987          (724)         88,111
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          11,136           5,117         6,468         182,039
Changes From Unit Transactions:
   - Contract purchases                                                      7,664             773         1,760          63,767
   - Contract withdrawals                                                   (2,938)           (493)      (20,604)        (91,124)
   - Contract transfers                                                     (1,478)             --        12,309          38,173
                                                                        -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                              3,248             280        (6,535)         10,816
                                                                        -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     14,384           5,397           (67)        192,855
                                                                        -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                          $  45,270       $  19,392     $ 130,929      $  692,979
                                                                        =============  =============  =============  =============


                                                                                                    FTVIPT
                                                                                       FTVIPT       FRANKLIN        FTVIPT
                                                                                       FRANKLIN     SMALL-MID CAP   MUTUAL
                                                                        FIDELITY VIP   INCOME       GROWTH          SHARES
                                                                        OVERSEAS       SECURITIES   SECURITIES      SECURITIES
                                                                        SERVICE CLASS  CLASS 1      CLASS 1         CLASS 1
                                                                        SUBACCOUNT     SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                            $ 131,871     $   83,874     $  71,271      $  80,314
Changes From Operations:
   - Net investment income (loss)                                            1,236          6,166          (394)         2,263
   - Net realized gain (loss) on investments                                 1,466            406         9,558           (115)
   - Net change in unrealized appreciation or depreciation on investments   21,991          4,623        (1,518)        12,135
                                                                        -------------  -----------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          24,693         11,195         7,646         14,283
Changes From Unit Transactions:
   - Contract purchases                                                      1,700         17,833         2,555         75,704
   - Contract withdrawals                                                   (3,916)        (6,162)       (2,503)       (13,801)
   - Contract transfers                                                    (25,375)         9,275       (25,644)        33,424
                                                                        -------------  -----------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                            (27,591)        20,946       (25,592)        95,327
                                                                        -------------  -----------  --------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (2,898)        32,141       (17,946)       109,610
                                                                        -------------  -----------  --------------  -----------
NET ASSETS AT DECEMBER 31, 2012                                            128,973        116,015        53,325        189,924
Changes From Operations:
   - Net investment income (loss)                                              763          7,547          (327)         5,166
   - Net realized gain (loss) on investments                                 1,293            591         5,476          4,739
   - Net change in unrealized appreciation or depreciation on investments   35,941         10,730        14,305         50,177
                                                                        -------------  -----------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          37,997         18,868        19,454         60,082
Changes From Unit Transactions:
   - Contract purchases                                                      3,000         47,111         2,487        128,317
   - Contract withdrawals                                                   (3,167)        (9,121)       (2,344)       (22,202)
   - Contract transfers                                                       (917)        16,657        (4,358)        (8,777)
                                                                        -------------  -----------  --------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                             (1,084)        54,647        (4,215)        97,338
                                                                        -------------  -----------  --------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     36,913         73,515        15,239        157,420
                                                                        -------------  -----------  --------------  -----------
NET ASSETS AT DECEMBER 31, 2013                                          $ 165,886     $  189,530     $  68,564      $ 347,344
                                                                        =============  ===========  ==============  ===========



                                                                        FTVIPT       FTVIPT        FTVIPT       FTVIPT
                                                                        TEMPLETON    TEMPLETON     TEMPLETON    TEMPLETON
                                                                        FOREIGN      GLOBAL BOND   GROWTH       GROWTH
                                                                        SECURITIES   SECURITIES    SECURITIES   SECURITIES
                                                                        CLASS 2      CLASS 1       CLASS 1      CLASS 2
                                                                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                            $  92,350    $  220,342    $  51,999    $  14,041
Changes From Operations:
   - Net investment income (loss)                                            2,094        14,798          959          202
   - Net realized gain (loss) on investments                                  (317)        2,164       (1,107)         (49)
   - Net change in unrealized appreciation or depreciation on investments   13,651        15,882       11,190        2,750
                                                                        -----------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          15,428        32,844       11,042        2,903
Changes From Unit Transactions:
   - Contract purchases                                                      2,191        26,299        7,495        1,461
   - Contract withdrawals                                                   (7,291)      (11,794)     (12,288)      (1,011)
   - Contract transfers                                                        875       (20,568)       1,552         (359)
                                                                        -----------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                             (4,225)       (6,063)      (3,241)          91
                                                                        -----------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     11,203        26,781        7,801        2,994
                                                                        -----------  ------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2012                                            103,553       247,123       59,800       17,035
Changes From Operations:
   - Net investment income (loss)                                            1,769         9,388        1,563          376
   - Net realized gain (loss) on investments                                   715         7,033        1,225          418
   - Net change in unrealized appreciation or depreciation on investments   20,236       (14,366)      15,271        4,268
                                                                        -----------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                          22,720         2,055       18,059        5,062
Changes From Unit Transactions:
   - Contract purchases                                                      2,192        10,318        5,769        1,110
   - Contract withdrawals                                                   (4,426)      (69,447)      (2,650)      (1,165)
   - Contract transfers                                                        (25)      (23,714)      (4,742)      (1,175)
                                                                        -----------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                             (2,259)      (82,843)      (1,623)      (1,230)
                                                                        -----------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     20,461       (80,788)      16,436        3,832
                                                                        -----------  ------------  -----------  -----------
NET ASSETS AT DECEMBER 31, 2013                                          $ 124,014    $  166,335    $  76,236    $  20,867
                                                                        ===========  ============  ===========  ===========




                                                                        INVESCO V.I.
                                                                        AMERICAN
                                                                        FRANCHISE
                                                                        SERIES I
                                                                        SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                           $       --
Changes From Operations:
   - Net investment income (loss)                                           (1,907)
   - Net realized gain (loss) on investments                                  (859)
   - Net change in unrealized appreciation or depreciation on investments   (7,811)
                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         (10,577)
Changes From Unit Transactions:
   - Contract purchases                                                     14,242
   - Contract withdrawals                                                  (17,295)
   - Contract transfers                                                    370,014
                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                            366,961
                                                                        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    356,384
                                                                        ------------
NET ASSETS AT DECEMBER 31, 2012                                            356,384
Changes From Operations:
   - Net investment income (loss)                                           (1,462)
   - Net realized gain (loss) on investments                                 4,504
   - Net change in unrealized appreciation or depreciation on investments  134,247
                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                         137,289
Changes From Unit Transactions:
   - Contract purchases                                                     13,969
   - Contract withdrawals                                                  (28,392)
   - Contract transfers                                                     (2,072)
                                                                        ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                            (16,495)
                                                                        ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    120,794
                                                                        ------------
NET ASSETS AT DECEMBER 31, 2013                                         $  477,178
                                                                        ============



See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEARS ENDED DECEMBER 31, 2012 AND 2013




                                                                                                                     JANUS
                                                                          INVESCO V.I.                INVESCO V.I.   ASPEN
                                                                          CAPITAL       INVESCO V.I.  INTERNATIONAL  BALANCED
                                                                          APPRECIATION  CORE EQUITY   GROWTH         INSTITUTIONAL
                                                                          SERIES I      SERIES I      SERIES I       CLASS
                                                                          SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  318,307    $ 273,703      $  77,276    $  281,480
Changes From Operations:
   - Net investment income (loss)                                                (914)         536            576         6,533
   - Net realized gain (loss) on investments                                  (11,306)       4,463          2,000        23,774
   - Net change in unrealized appreciation or depreciation on investments      60,583       29,606          8,776         6,422
                                                                          ------------  ------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             48,363       34,605         11,352        36,729
Changes From Unit Transactions:
   - Contract purchases                                                         8,361       13,055          6,944        22,310
   - Contract withdrawals                                                      (8,382)     (46,430)        (9,547)      (10,254)
   - Contract transfers                                                      (366,649)      18,215           (141)       (3,915)
                                                                          ------------  ------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                              (366,670)     (15,160)        (2,744)        8,141
                                                                          ------------  ------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (318,307)      19,445          8,608        44,870
                                                                          ------------  ------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                    --      293,148         85,884       326,350
Changes From Operations:
   - Net investment income (loss)                                                  --        1,908            219         2,708
   - Net realized gain (loss) on investments                                       --        8,893          6,722        21,583
   - Net change in unrealized appreciation or depreciation on investments          --       69,697          5,359        38,798
                                                                          ------------  ------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 --       80,498         12,300        63,089
Changes From Unit Transactions:
   - Contract purchases                                                            --       11,878          5,904         7,408
   - Contract withdrawals                                                          --      (37,383)       (30,227)      (10,111)
   - Contract transfers                                                            --         (354)         3,576         5,671
                                                                          ------------  ------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    --      (25,859)       (20,747)        2,968
                                                                          ------------  ------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            --       54,639         (8,447)       66,057
                                                                          ------------  ------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                            $       --    $ 347,787      $  77,437    $  392,407
                                                                          ============  ============  =============  =============


                                                                                                        JANUS
                                                                                                        ASPEN          JANUS
                                                                          JANUS          JANUS          GLOBAL         ASPEN
                                                                          ASPEN          ASPEN          RESEARCH       GLOBAL
                                                                          BALANCED       ENTERPRISE     INSTITUTIONAL  RESEARCH
                                                                          SERVICE CLASS  SERVICE CLASS  CLASS          SERVICE CLASS
                                                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $  8,870       $ 24,367     $  141,839       $ 5,638
Changes From Operations:
   - Net investment income (loss)                                                342           (254)           160            (2)
   - Net realized gain (loss) on investments                                     701          1,407           (661)            8
   - Net change in unrealized appreciation or depreciation on investments        819          3,418         27,569         1,082
                                                                          -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             1,862          4,571         27,068         1,088
Changes From Unit Transactions:
   - Contract purchases                                                        2,012         18,972         12,402           830
   - Contract withdrawals                                                       (779)        (8,850)       (31,847)         (293)
   - Contract transfers                                                       16,380          8,500          5,196            --
                                                                          -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                               17,613         18,622        (14,249)          537
                                                                          -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       19,475         23,193         12,819         1,625
                                                                          -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                               28,345         47,560        154,658         7,263
Changes From Operations:
   - Net investment income (loss)                                                203           (240)           699            23
   - Net realized gain (loss) on investments                                   1,747            472          2,048            58
   - Net change in unrealized appreciation or depreciation on investments      3,406         14,626         38,783         1,870
                                                                          -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             5,356         14,858         41,530         1,951
Changes From Unit Transactions:
   - Contract purchases                                                          271          1,802          6,967           431
   - Contract withdrawals                                                       (609)        (1,085)        (7,751)         (242)
   - Contract transfers                                                           48            (70)        (6,756)           --
                                                                          -------------  -------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 (290)           647         (7,540)          189
                                                                          -------------  -------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        5,066         15,505         33,990         2,140
                                                                          -------------  -------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                             $ 33,411       $ 63,065     $  188,648       $ 9,403
                                                                          =============  =============  =============  =============



                                                                          JANUS
                                                                          ASPEN          LVIP            LVIP
                                                                          GLOBAL         BARON GROWTH    BARON GROWTH
                                                                          TECHNOLOGY     OPPORTUNITIES   OPPORTUNITIES
                                                                          SERVICE CLASS  STANDARD CLASS  SERVICE CLASS
                                                                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $  13,810       $  108,229      $ 223,222
Changes From Operations:
   - Net investment income (loss)                                                (68)           1,096          1,374
   - Net realized gain (loss) on investments                                   2,533            7,768         19,661
   - Net change in unrealized appreciation or depreciation on investments       (636)          12,056         18,590
                                                                          -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             1,829           20,920         39,625
Changes From Unit Transactions:
   - Contract purchases                                                          793           16,796         51,317
   - Contract withdrawals                                                     (8,555)          (3,253)       (36,737)
   - Contract transfers                                                          409           (4,649)        26,070
                                                                          -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                               (7,353)           8,894         40,650
                                                                          -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (5,524)          29,814         80,275
                                                                          -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                8,286          138,043        303,497
Changes From Operations:
   - Net investment income (loss)                                                (79)            (375)          (998)
   - Net realized gain (loss) on investments                                     221           43,416         43,967
   - Net change in unrealized appreciation or depreciation on investments      2,823           (9,593)        72,570
                                                                          -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             2,965           33,448        115,539
Changes From Unit Transactions:
   - Contract purchases                                                          794              400         38,563
   - Contract withdrawals                                                       (471)        (110,618)       (36,501)
   - Contract transfers                                                          (93)          (5,257)        (8,499)
                                                                          -------------  --------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  230         (115,475)        (6,437)
                                                                          -------------  --------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        3,195          (82,027)       109,102
                                                                          -------------  --------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                            $  11,481       $   56,016      $ 412,599
                                                                          =============  ==============  =============



                                                                          LVIP            LVIP
                                                                          BLACKROCK       BLACKROCK
                                                                          EQUITY          INFLATION
                                                                          DIVIDEND RPM    PROTECTED BOND
                                                                          STANDARD CLASS  STANDARD CLASS
                                                                          SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $   7,903       $  6,108
Changes From Operations:
   - Net investment income (loss)                                                    4            (12)
   - Net realized gain (loss) on investments                                        38            226
   - Net change in unrealized appreciation or depreciation on investments        1,278            169
                                                                          --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,320            383
Changes From Unit Transactions:
   - Contract purchases                                                            700          3,801
   - Contract withdrawals                                                         (341)        (1,889)
   - Contract transfers                                                             --          2,315
                                                                          --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    359          4,227
                                                                          --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,679          4,610
                                                                          --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  9,582         10,718
Changes From Operations:
   - Net investment income (loss)                                                  110             60
   - Net realized gain (loss) on investments                                       647            359
   - Net change in unrealized appreciation or depreciation on investments        2,176         (2,121)
                                                                          --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               2,933         (1,702)
Changes From Unit Transactions:
   - Contract purchases                                                         32,680         11,126
   - Contract withdrawals                                                       (5,767)        (3,611)
   - Contract transfers                                                        (20,644)        21,708
                                                                          --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  6,269         29,223
                                                                          --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          9,202         27,521
                                                                          --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  18,784       $ 38,239
                                                                          ==============  ==============



See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                                           LVIP            LVIP
                                                                           LVIP            CLARION         COLUMBIA
                                                                           CAPITAL         GLOBAL          SMALL-MID CAP
                                                                           GROWTH          REAL ESTATE     GROWTH RPM
                                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $     --       $  60,245       $  46,696
Changes From Operations:
   - Net investment income (loss)                                                  (51)           (372)           (317)
   - Net realized gain (loss) on investments                                       (12)         11,204           4,849
   - Net change in unrealized appreciation or depreciation on investments           53           2,821          (3,590)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 (10)         13,653             942
Changes From Unit Transactions:
   - Contract purchases                                                             --          34,293          30,098
   - Contract withdrawals                                                         (262)         (4,926)         (3,650)
   - Contract transfers                                                         12,749         (34,256)        (14,527)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 12,487          (4,889)         11,921
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         12,477           8,764          12,863
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 12,477          69,009          59,559
Changes From Operations:
   - Net investment income (loss)                                                  (99)           (429)           (442)
   - Net realized gain (loss) on investments                                        65           1,296           2,248
   - Net change in unrealized appreciation or depreciation on investments        5,033           1,118          14,810
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               4,999           1,985          16,616
Changes From Unit Transactions:
   - Contract purchases                                                          2,707          12,364           1,256
   - Contract withdrawals                                                         (471)         (3,296)         (2,490)
   - Contract transfers                                                             --           4,326          25,082
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  2,236          13,394          23,848
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          7,235          15,379          40,464
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 19,712       $  84,388       $ 100,023
                                                                           ==============  ==============  ==============


                                                                                           LVIP            LVIP
                                                                           LVIP            DELAWARE        DELAWARE
                                                                           DELAWARE        DIVERSIFIED     GROWTH AND
                                                                           BOND            FLOATING RATE   INCOME
                                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                               $ 1,012,945      $   30,805      $ 60,210
Changes From Operations:
   - Net investment income (loss)                                                11,893             238           394
   - Net realized gain (loss) on investments                                     40,271              17           191
   - Net change in unrealized appreciation or depreciation on investments         8,683             839         8,390
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               60,847           1,094         8,975
Changes From Unit Transactions:
   - Contract purchases                                                          72,927          16,603         4,000
   - Contract withdrawals                                                       (44,637)         (5,227)       (2,830)
   - Contract transfers                                                        (122,532)          2,184        (3,547)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 (94,242)         13,560        (2,377)
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (33,395)         14,654         6,598
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 979,550          45,459        66,808
Changes From Operations:
   - Net investment income (loss)                                                 9,803             427           955
   - Net realized gain (loss) on investments                                     17,030              35         3,551
   - Net change in unrealized appreciation or depreciation on investments       (56,204)           (162)       16,875
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              (29,371)            300        21,381
Changes From Unit Transactions:
   - Contract purchases                                                          39,397          16,603         4,001
   - Contract withdrawals                                                      (159,959)         (6,064)       (3,063)
   - Contract transfers                                                          63,228          45,395        (5,614)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 (57,334)         55,934        (4,676)
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (86,705)         56,234        16,705
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                             $   892,845      $  101,693      $ 83,513
                                                                           ==============  ==============  ==============


                                                                           LVIP            LVIP            LVIP
                                                                           DELAWARE        DELAWARE        DIMENSIONAL
                                                                           SOCIAL          SPECIAL         NON-U.S.
                                                                           AWARENESS       OPPORTUNITIES   EQUITY RPM
                                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 18,206       $ 16,376         $     --
Changes From Operations:
   - Net investment income (loss)                                                    6              2              224
   - Net realized gain (loss) on investments                                     1,628          2,398              200
   - Net change in unrealized appreciation or depreciation on investments        1,038            (33)           1,111
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               2,672          2,367            1,535
Changes From Unit Transactions:
   - Contract purchases                                                          2,392            401               --
   - Contract withdrawals                                                       (1,135)          (301)          (2,080)
   - Contract transfers                                                            149         (8,461)          13,071
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  1,406         (8,361)          10,991
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          4,078         (5,994)          12,526
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 22,284         10,382           12,526
Changes From Operations:
   - Net investment income (loss)                                                  147             91              958
   - Net realized gain (loss) on investments                                       903          1,192              530
   - Net change in unrealized appreciation or depreciation on investments        6,851          2,505            3,547
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               7,901          3,788            5,035
Changes From Unit Transactions:
   - Contract purchases                                                          2,390          3,170           21,322
   - Contract withdrawals                                                       (1,339)          (677)          (7,005)
   - Contract transfers                                                           (340)           (79)          32,377
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    711          2,414           46,694
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          8,612          6,202           51,729
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 30,896       $ 16,584         $ 64,255
                                                                           ==============  ==============  ==============


                                                                                             LVIP
                                                                           LVIP              DIMENSIONAL/
                                                                           DIMENSIONAL       VANGUARD        LVIP
                                                                           U.S. EQUITY RPM   TOTAL BOND      GLOBAL INCOME
                                                                           STANDARD CLASS    STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT        SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $       --       $     --        $  57,272
Changes From Operations:
   - Net investment income (loss)                                                    130             52              719
   - Net realized gain (loss) on investments                                         134             12              152
   - Net change in unrealized appreciation or depreciation on investments          1,112            (18)           2,816
                                                                           ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 1,376             46            3,687
Changes From Unit Transactions:
   - Contract purchases                                                               --             --           30,833
   - Contract withdrawals                                                         (3,216)          (758)          (9,770)
   - Contract transfers                                                           21,674          5,481            1,877
                                                                           ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                   18,458          4,723           22,940
                                                                           ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           19,834          4,769           26,627
                                                                           ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                   19,834          4,769           83,899
Changes From Operations:
   - Net investment income (loss)                                                    741            247             (324)
   - Net realized gain (loss) on investments                                       1,677             17             (181)
   - Net change in unrealized appreciation or depreciation on investments         11,015           (658)          (2,714)
                                                                           ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                13,433           (394)          (3,219)
Changes From Unit Transactions:
   - Contract purchases                                                           33,620          8,200           46,867
   - Contract withdrawals                                                        (11,236)        (2,607)         (12,313)
   - Contract transfers                                                           47,978         13,630            4,593
                                                                           ----------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                   70,362         19,223           39,147
                                                                           ----------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           83,795         18,829           35,928
                                                                           ----------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  103,629       $ 23,598        $ 119,827
                                                                           ================  ==============  ==============



                                                                           LVIP
                                                                           JPMORGAN
                                                                           HIGH YIELD
                                                                           STANDARD CLASS
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $       --
Changes From Operations:
   - Net investment income (loss)                                                 3,760
   - Net realized gain (loss) on investments                                         55
   - Net change in unrealized appreciation or depreciation on investments         1,557
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                5,372
Changes From Unit Transactions:
   - Contract purchases                                                           2,240
   - Contract withdrawals                                                        (1,835)
   - Contract transfers                                                          83,099
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  83,504
                                                                           --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          88,876
                                                                           --------------
NET ASSETS AT DECEMBER 31, 2012                                                  88,876
Changes From Operations:
   - Net investment income (loss)                                                 4,506
   - Net realized gain (loss) on investments                                        207
   - Net change in unrealized appreciation or depreciation on investments           983
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                5,696
Changes From Unit Transactions:
   - Contract purchases                                                          19,503
   - Contract withdrawals                                                        (6,858)
   - Contract transfers                                                           3,775
                                                                           --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  16,420
                                                                           --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          22,116
                                                                           --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  110,992
                                                                           ==============



See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                           LVIP            LVIP            LVIP
                                                                           JPMORGAN        MANAGED         MANAGED
                                                                           MID CAP         RISK            RISK PROFILE
                                                                           VALUE RPM       PROFILE 2030    CONSERVATIVE
                                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  70,661     $  281,121       $  125,687
Changes From Operations:
   - Net investment income (loss)                                                  (486)         9,085            3,837
   - Net realized gain (loss) on investments                                        410            832            3,469
   - Net change in unrealized appreciation or depreciation on investments        10,004         17,015            3,379
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                9,928         26,932           10,685
Changes From Unit Transactions:
   - Contract purchases                                                          11,126             --           11,228
   - Contract withdrawals                                                        (2,050)        (7,013)          (6,454)
   - Contract transfers                                                          (2,509)       536,187          (13,190)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                   6,567        529,174           (8,416)
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          16,495        556,106            2,269
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  87,156        837,227          127,956
Changes From Operations:
   - Net investment income (loss)                                                  (216)         3,099            2,042
   - Net realized gain (loss) on investments                                     21,047         38,962            2,883
   - Net change in unrealized appreciation or depreciation on investments        (6,320)        57,417            6,899
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               14,511         99,478           11,824
Changes From Unit Transactions:
   - Contract purchases                                                           4,746             --           11,261
   - Contract withdrawals                                                       (70,992)      (207,628)          (6,776)
   - Contract transfers                                                             142             --            7,578
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 (66,104)      (207,628)          12,063
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (51,593)      (108,150)          23,887
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  35,563     $  729,077       $  151,843
                                                                           ==============  ==============  ==============


                                                                           LVIP            LVIP            LVIP
                                                                           MANAGED         MANAGED         MFS
                                                                           RISK PROFILE    RISK PROFILE    INTERNATIONAL
                                                                           GROWTH          MODERATE        GROWTH
                                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $ 138,563       $  724,723      $ 13,805
Changes From Operations:
   - Net investment income (loss)                                                3,096           14,160           368
   - Net realized gain (loss) on investments                                     1,681           14,244           248
   - Net change in unrealized appreciation or depreciation on investments        6,943           28,480         6,800
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              11,720           56,884         7,416
Changes From Unit Transactions:
   - Contract purchases                                                         21,500           39,319        41,295
   - Contract withdrawals                                                       (9,961)         (30,172)       (5,084)
   - Contract transfers                                                         (1,402)        (422,343)       25,146
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 10,137         (413,196)       61,357
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         21,857         (356,312)       68,773
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                160,420          368,411        82,578
Changes From Operations:
   - Net investment income (loss)                                                2,190            3,992           252
   - Net realized gain (loss) on investments                                     3,183           14,362           403
   - Net change in unrealized appreciation or depreciation on investments       15,466           20,500        10,144
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              20,839           38,854        10,799
Changes From Unit Transactions:
   - Contract purchases                                                         20,001           36,215         4,655
   - Contract withdrawals                                                      (18,180)        (132,534)       (2,708)
   - Contract transfers                                                         (1,059)          31,616         2,089
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    762          (64,703)        4,036
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         21,601          (25,849)       14,835
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $ 182,021       $  342,562      $ 97,413
                                                                           ==============  ==============  ==============


                                                                                                           LVIP
                                                                                                           MONDRIAN
                                                                           LVIP            LVIP            INTERNATIONAL
                                                                           MFS VALUE       MID-CAP VALUE   VALUE
                                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 47,651        $  3,992       $ 280,750
Changes From Operations:
   - Net investment income (loss)                                                  355              56           8,347
   - Net realized gain (loss) on investments                                     1,449             (36)         (3,618)
   - Net change in unrealized appreciation or depreciation on investments        5,677           4,812          24,872
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               7,481           4,832          29,601
Changes From Unit Transactions:
   - Contract purchases                                                          6,764          26,895          58,250
   - Contract withdrawals                                                       (2,487)         (2,520)        (25,882)
   - Contract transfers                                                         (9,668)         28,193          48,213
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 (5,391)         52,568          80,581
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          2,090          57,400         110,182
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 49,741          61,392         390,932
Changes From Operations:
   - Net investment income (loss)                                                1,045            (295)          7,474
   - Net realized gain (loss) on investments                                     1,680           1,794           1,230
   - Net change in unrealized appreciation or depreciation on investments       17,086          19,417          71,343
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              19,811          20,916          80,047
Changes From Unit Transactions:
   - Contract purchases                                                          5,031           1,954           7,977
   - Contract withdrawals                                                       (3,689)         (1,453)        (18,965)
   - Contract transfers                                                         17,416           4,668         (10,421)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 18,758           5,169         (21,409)
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         38,569          26,085          58,638
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 88,310        $ 87,477       $ 449,570
                                                                           ==============  ==============  ==============


                                                                                                           LVIP SSGA
                                                                                                           CONSERVATIVE
                                                                           LVIP            LVIP SSGA       INDEX
                                                                           MONEY MARKET    BOND INDEX      ALLOCATION
                                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                $  288,491      $ 121,832        $     --
Changes From Operations:
   - Net investment income (loss)                                                (3,417)         2,679              --
   - Net realized gain (loss) on investments                                          3            804              --
   - Net change in unrealized appreciation or depreciation on investments            --            903              --
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               (3,414)         4,386              --
Changes From Unit Transactions:
   - Contract purchases                                                         584,277         12,422              --
   - Contract withdrawals                                                      (510,088)        (2,945)             --
   - Contract transfers                                                         (60,990)         1,814              --
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  13,199         11,291              --
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           9,785         15,677              --
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 298,276        137,509              --
Changes From Operations:
   - Net investment income (loss)                                                (2,046)         2,892             364
   - Net realized gain (loss) on investments                                         --          1,392              29
   - Net change in unrealized appreciation or depreciation on investments            --         (9,811)            718
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               (2,046)        (5,527)          1,111
Changes From Unit Transactions:
   - Contract purchases                                                         771,012         58,957              --
   - Contract withdrawals                                                       (87,628)       (20,046)         (3,288)
   - Contract transfers                                                        (554,220)        23,902          33,958
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 129,164         62,813          30,670
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         127,118         57,286          31,781
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                              $  425,394      $ 194,795        $ 31,781
                                                                           ==============  ==============  ==============



                                                                           LVIP SSGA
                                                                           DEVELOPED
                                                                           INTERNATIONAL 150
                                                                           STANDARD CLASS
                                                                           SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $ 12,986
Changes From Operations:
   - Net investment income (loss)                                                   299
   - Net realized gain (loss) on investments                                         59
   - Net change in unrealized appreciation or depreciation on investments         1,551
                                                                           -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                1,909
Changes From Unit Transactions:
   - Contract purchases                                                              --
   - Contract withdrawals                                                          (285)
   - Contract transfers                                                            (784)
                                                                           -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  (1,069)
                                                                           -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             840
                                                                           -----------------
NET ASSETS AT DECEMBER 31, 2012                                                  13,826
Changes From Operations:
   - Net investment income (loss)                                                   550
   - Net realized gain (loss) on investments                                        438
   - Net change in unrealized appreciation or depreciation on investments         3,364
                                                                           -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                4,352
Changes From Unit Transactions:
   - Contract purchases                                                              --
   - Contract withdrawals                                                        (1,417)
   - Contract transfers                                                           9,381
                                                                           -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                   7,964
                                                                           -----------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          12,316
                                                                           -----------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 26,142
                                                                           =================



See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEARS ENDED DECEMBER 31, 2012 AND 2013





                                                                            LVIP SSGA       LVIP SSGA        LVIP SSGA
                                                                            EMERGING        GLOBAL TACTICAL  INTERNATIONAL
                                                                            MARKETS 100     ALLOCATION RPM   INDEX
                                                                            STANDARD CLASS  STANDARD CLASS   STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  56,524        $  65,150        $ 33,645
Changes From Operations:
   - Net investment income (loss)                                                 2,418            2,218             683
   - Net realized gain (loss) on investments                                      4,941             (140)            219
   - Net change in unrealized appreciation or depreciation on investments         2,872            5,428           6,284
                                                                            --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               10,231            7,506           7,186
Changes From Unit Transactions:
   - Contract purchases                                                          57,313           13,633           8,402
   - Contract withdrawals                                                        (7,665)          (5,021)           (928)
   - Contract transfers                                                           2,815               16           2,460
                                                                            --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  52,463            8,628           9,934
                                                                            --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          62,694           16,134          17,120
                                                                            --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 119,218           81,284          50,765
Changes From Operations:
   - Net investment income (loss)                                                 2,725              541             452
   - Net realized gain (loss) on investments                                       (333)           6,051           2,958
   - Net change in unrealized appreciation or depreciation on investments        (5,387)             607           5,215
                                                                            --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               (2,995)           7,199           8,625
Changes From Unit Transactions:
   - Contract purchases                                                          26,458           13,633             336
   - Contract withdrawals                                                        (5,372)          (5,591)        (10,299)
   - Contract transfers                                                          17,271          (41,922)         (2,940)
                                                                            --------------  ---------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  38,357          (33,880)        (12,903)
                                                                            --------------  ---------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          35,362          (26,681)         (4,278)
                                                                            --------------  ---------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 154,580        $  54,603        $ 46,487
                                                                            ==============  ===============  ==============



                                                                                            LVIP SSGA       LVIP SSGA
                                                                                            MODERATE        MODERATE
                                                                            LVIP SSGA       INDEX           STRUCTURED
                                                                            LARGE CAP 100   ALLOCATION      ALLOCATION
                                                                            STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $  72,030       $  4,989        $   45,581
Changes From Operations:
   - Net investment income (loss)                                                   943             90             2,801
   - Net realized gain (loss) on investments                                        966             77               483
   - Net change in unrealized appreciation or depreciation on investments         6,715            356             2,593
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                8,624            523             5,877
Changes From Unit Transactions:
   - Contract purchases                                                           1,000          3,300            68,000
   - Contract withdrawals                                                        (2,572)        (1,511)          (18,254)
   - Contract transfers                                                           7,972             --                --
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                   6,400          1,789            49,746
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          15,024          2,312            55,623
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                  87,054          7,301           101,204
Changes From Operations:
   - Net investment income (loss)                                                 1,665            132             1,751
   - Net realized gain (loss) on investments                                      9,630            130             1,201
   - Net change in unrealized appreciation or depreciation on investments        17,624            617             8,809
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               28,919            879            11,761
Changes From Unit Transactions:
   - Contract purchases                                                           1,300          3,301             8,000
   - Contract withdrawals                                                        (2,650)        (1,493)          (15,112)
   - Contract transfers                                                          (9,685)            --                --
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 (11,035)         1,808            (7,112)
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          17,884          2,687             4,649
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 104,938       $  9,988        $  105,853
                                                                            ==============  ==============  ==============


                                                                            LVIP SSGA
                                                                            MODERATELY
                                                                            AGGRESSIVE                      LVIP SSGA
                                                                            STRUCTURED      LVIP SSGA       SMALL-CAP
                                                                            ALLOCATION      S&P 500 INDEX   INDEX
                                                                            STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                  $     --       $ 307,956       $  71,866
Changes From Operations:
   - Net investment income (loss)                                                    --           1,404            (122)
   - Net realized gain (loss) on investments                                         --          22,925           9,434
   - Net change in unrealized appreciation or depreciation on investments            --          24,871           1,309
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   --          49,200          10,621
Changes From Unit Transactions:
   - Contract purchases                                                              --          64,457           7,348
   - Contract withdrawals                                                            --         (20,456)         (2,595)
   - Contract transfers                                                              --         (22,383)        (45,844)
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                      --          21,618         (41,091)
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                              --          70,818         (30,470)
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                      --         378,774          41,396
Changes From Operations:
   - Net investment income (loss)                                                   464           4,317             123
   - Net realized gain (loss) on investments                                         (3)         16,582           3,029
   - Net change in unrealized appreciation or depreciation on investments           (86)         94,512          12,088
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  375         115,411          15,240
Changes From Unit Transactions:
   - Contract purchases                                                              --          25,592           2,549
   - Contract withdrawals                                                          (510)        (42,830)         (2,237)
   - Contract transfers                                                          20,927           1,797          (4,975)
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  20,417         (15,441)         (4,663)
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          20,792          99,970          10,577
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                                $ 20,792       $ 478,744       $  51,973
                                                                            ==============  ==============  ==============


                                                                                                            LVIP
                                                                                                            T. ROWE PRICE
                                                                            LVIP SSGA       LVIP            STRUCTURED
                                                                            SMALL-MID       T. ROWE PRICE   MID-CAP
                                                                            CAP 200         GROWTH STOCK    GROWTH
                                                                            STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                            SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 10,934         $  2,578       $  55,054
Changes From Operations:
   - Net investment income (loss)                                                  261              (71)           (319)
   - Net realized gain (loss) on investments                                     1,128               32           2,728
   - Net change in unrealized appreciation or depreciation on investments          105              465           6,428
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               1,494              426           8,837
Changes From Unit Transactions:
   - Contract purchases                                                            422            1,000           9,311
   - Contract withdrawals                                                         (364)            (464)         (2,847)
   - Contract transfers                                                           (142)          12,639            (192)
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    (84)          13,175           6,272
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          1,410           13,601          15,109
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 12,344           16,179          70,163
Changes From Operations:
   - Net investment income (loss)                                                  396             (136)           (412)
   - Net realized gain (loss) on investments                                     1,839              218           3,814
   - Net change in unrealized appreciation or depreciation on investments        2,094            8,856          20,689
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               4,329            8,938          24,091
Changes From Unit Transactions:
   - Contract purchases                                                          4,622            5,786           5,240
   - Contract withdrawals                                                       (1,335)          (1,103)         (2,971)
   - Contract transfers                                                         (1,456)          14,384          12,001
                                                                            --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  1,831           19,067          14,270
                                                                            --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          6,160           28,005          38,361
                                                                            --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 18,504         $ 44,184       $ 108,524
                                                                            ==============  ==============  ==============




                                                                            LVIP
                                                                            TEMPLETON
                                                                            GROWTH RPM
                                                                            STANDARD CLASS
                                                                            SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $   4,908
Changes From Operations:
   - Net investment income (loss)                                                    78
   - Net realized gain (loss) on investments                                         68
   - Net change in unrealized appreciation or depreciation on investments           749
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                  895
Changes From Unit Transactions:
   - Contract purchases                                                           3,302
   - Contract withdrawals                                                        (1,526)
   - Contract transfers                                                              --
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                   1,776
                                                                            --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           2,671
                                                                            --------------
NET ASSETS AT DECEMBER 31, 2012                                                   7,579
Changes From Operations:
   - Net investment income (loss)                                                   266
   - Net realized gain (loss) on investments                                        405
   - Net change in unrealized appreciation or depreciation on investments         3,210
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                3,881
Changes From Unit Transactions:
   - Contract purchases                                                          23,937
   - Contract withdrawals                                                        (5,784)
   - Contract transfers                                                            (632)
                                                                            --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  17,521
                                                                            --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          21,402
                                                                            --------------
NET ASSETS AT DECEMBER 31, 2013                                               $  28,981
                                                                            ==============



See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

YEARS ENDED DECEMBER 31, 2012 AND 2013



                                                                           LVIP            LVIP            LVIP
                                                                           UBS             VANGUARD        VANGUARD
                                                                           LARGE CAP       DOMESTIC        INTERNATIONAL
                                                                           GROWTH RPM      EQUITY ETF      EQUITY ETF
                                                                           STANDARD CLASS  STANDARD CLASS  STANDARD CLASS
                                                                           SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 54,190        $     --       $      --
Changes From Operations:
   - Net investment income (loss)                                                 (512)             --           3,740
   - Net realized gain (loss) on investments                                       282              --              (3)
   - Net change in unrealized appreciation or depreciation on investments        9,197              --           5,577
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               8,967              --           9,314
Changes From Unit Transactions:
   - Contract purchases                                                          6,668              --          50,418
   - Contract withdrawals                                                       (1,863)             --          (4,837)
   - Contract transfers                                                          5,467              --          44,847
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 10,272              --          90,428
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         19,239              --          99,742
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2012                                                 73,429              --          99,742
Changes From Operations:
   - Net investment income (loss)                                                 (638)            253           2,386
   - Net realized gain (loss) on investments                                       395             172             725
   - Net change in unrealized appreciation or depreciation on investments       19,326           7,003          15,302
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                              19,083           7,428          18,413
Changes From Unit Transactions:
   - Contract purchases                                                          3,198          42,028          48,053
   - Contract withdrawals                                                       (1,547)         (3,927)         (6,709)
   - Contract transfers                                                          4,792          (2,568)           (447)
                                                                           --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                  6,443          35,533          40,897
                                                                           --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         25,526          42,961          59,310
                                                                           --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 98,955        $ 42,961       $ 159,052
                                                                           ==============  ==============  ==============




                                                                                            MFS VIT        MFS VIT
                                                                           M INTERNATIONAL  GROWTH         TOTAL RETURN
                                                                           EQUITY           INITIAL CLASS  INITIAL CLASS
                                                                           SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                 $ 20,058      $  153,188      $  300,441
Changes From Operations:
   - Net investment income (loss)                                                  322          (1,051)          3,414
   - Net realized gain (loss) on investments                                      (522)          8,864          16,731
   - Net change in unrealized appreciation or depreciation on investments        4,136          13,685           5,105
                                                                           ---------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               3,936          21,498          25,250
Changes From Unit Transactions:
   - Contract purchases                                                             --          12,424          32,977
   - Contract withdrawals                                                         (836)        (41,814)        (25,003)
   - Contract transfers                                                             --          (3,790)       (156,798)
                                                                           ---------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                   (836)        (33,180)       (148,824)
                                                                           ---------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          3,100         (11,682)       (123,574)
                                                                           ---------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2012                                                 23,158         141,506         176,867
Changes From Operations:
   - Net investment income (loss)                                                  437            (869)          2,335
   - Net realized gain (loss) on investments                                      (360)          4,129          12,731
   - Net change in unrealized appreciation or depreciation on investments        3,471          49,309          16,376
                                                                           ---------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                               3,548          52,569          31,442
Changes From Unit Transactions:
   - Contract purchases                                                             --           8,967          19,882
   - Contract withdrawals                                                         (862)         (5,456)         (9,046)
   - Contract transfers                                                             --          12,354         (55,880)
                                                                           ---------------  -------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                   (862)         15,865         (45,044)
                                                                           ---------------  -------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          2,686          68,434         (13,602)
                                                                           ---------------  -------------  -------------
NET ASSETS AT DECEMBER 31, 2013                                               $ 25,844      $  209,940      $  163,265
                                                                           ===============  =============  =============



                                                                                           NB AMT      NB AMT      NB AMT
                                                                            MFS VIT        LARGE CAP   MID CAP     MID CAP
                                                                            UTILITIES      VALUE       GROWTH      INTRINSIC
                                                                            INITIAL CLASS  I CLASS     I CLASS     VALUE I CLASS
                                                                            SUBACCOUNT     SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                              $   949,395      $ 54,231   $ 606,374    $  38,015
Changes From Operations:
   - Net investment income (loss)                                               63,491          (216)     (5,047)          (4)
   - Net realized gain (loss) on investments                                    11,248        (1,180)     14,895       10,869
   - Net change in unrealized appreciation or depreciation on investments       48,677         9,687      59,769       (5,236)
                                                                           --------------  ----------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             123,416         8,291      69,617        5,629
Changes From Unit Transactions:
   - Contract purchases                                                        130,959            --       8,643        1,135
   - Contract withdrawals                                                      (56,905)       (2,012)    (39,139)      (3,034)
   - Contract transfers                                                        (62,120)       (1,156)      1,893         (862)
                                                                           --------------  ----------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 11,934        (3,168)    (28,603)      (2,761)
                                                                           --------------  ----------  ----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        135,350         5,123      41,014        2,868
                                                                           --------------  ----------  ----------  -------------
NET ASSETS AT DECEMBER 31, 2012                                              1,084,745        59,354     647,388       40,883
Changes From Operations:
   - Net investment income (loss)                                               22,186           240      (5,634)         216
   - Net realized gain (loss) on investments                                    30,877          (275)     21,620          403
   - Net change in unrealized appreciation or depreciation on investments      167,447        17,470     183,060       12,249
                                                                           --------------  ----------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                             220,510        17,435     199,046       12,868
Changes From Unit Transactions:
   - Contract purchases                                                        109,476            --       9,969        2,167
   - Contract withdrawals                                                      (30,652)       (2,350)    (42,537)      (8,145)
   - Contract transfers                                                         13,933        (1,225)     (2,000)      (4,173)
                                                                           --------------  ----------  ----------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                 92,757        (3,575)    (34,568)     (10,151)
                                                                           --------------  ----------  ----------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        313,267        13,860     164,478        2,717
                                                                           --------------  ----------  ----------  -------------
NET ASSETS AT DECEMBER 31, 2013                                            $ 1,398,012      $ 73,214   $ 811,866    $  43,600
                                                                           ==============  ==========  ==========  =============


                                                                           PIMCO VIT
                                                                           COMMODITYREALRETURN   PUTNAM VT    PUTNAM VT
                                                                           STRATEGY              GLOBAL       GROWTH &
                                                                           ADMINISTRATIVE        HEALTH CARE  INCOME
                                                                           CLASS                 CLASS IB     CLASS IB
                                                                           SUBACCOUNT            SUBACCOUNT   SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2012                                                   $  161,731         $  2,189    $ 12,094
Changes From Operations:
   - Net investment income (loss)                                                    2,987              (17)        117
   - Net realized gain (loss) on investments                                        (6,240)             204         (88)
   - Net change in unrealized appreciation or depreciation on investments           11,608              685       2,150
                                                                           --------------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   8,355              872       2,179
Changes From Unit Transactions:
   - Contract purchases                                                             58,697               --          --
   - Contract withdrawals                                                          (12,766)            (442)       (247)
   - Contract transfers                                                           (113,800)           8,346          --
                                                                           --------------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                    (67,869)           7,904        (247)
                                                                           --------------------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (59,514)           8,776       1,932
                                                                           --------------------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2012                                                    102,217           10,965      14,026
Changes From Operations:
   - Net investment income (loss)                                                    1,355               38         134
   - Net realized gain (loss) on investments                                        (1,990)             546           4
   - Net change in unrealized appreciation or depreciation on investments          (19,884)           3,765       4,690
                                                                           --------------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                 (20,519)           4,349       4,828
Changes From Unit Transactions:
   - Contract purchases                                                             38,224               --          --
   - Contract withdrawals                                                          (10,530)            (408)       (171)
   - Contract transfers                                                             42,398             (202)         --
                                                                           --------------------  -----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
   TRANSACTIONS                                                                     70,092             (610)       (171)
                                                                           --------------------  -----------  ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             49,573            3,739       4,657
                                                                           --------------------  -----------  ----------
NET ASSETS AT DECEMBER 31, 2013                                                 $  151,790         $ 14,704    $ 18,683
                                                                           ====================  ===========  ==========



See accompanying notes.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: LLANY Separate Account R for Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 1, 1999, are part of the operations of the Company. The Variable Account consists of seven products as follows:

-   Lincoln SVUL       -   Lincoln SVUL(ONE) 2007
-   Lincoln SVUL-II    -   Lincoln
-   Lincoln SVUL-III   PreservationEdge
-   Lincoln SVUL-IV    SVUL
-   Lincoln SVUL(ONE)


The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred fourteen mutual funds (the Funds) of seventeen diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class A Portfolio
   ABVPSF Growth and Income Class A Portfolio
   ABVPSF International Value Class A Portfolio
   ABVPSF Large Cap Growth Class A Portfolio
   ABVPSF Small/Mid Cap Value Class A Portfolio
American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection Class I Fund
American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund
BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Class I Fund
Delaware VIP Trust (Delaware VIP):
   Delaware VIP Diversified Income Standard Class Series
   Delaware VIP Emerging Markets Standard Class Series
   Delaware VIP High Yield Standard Class Series
   Delaware VIP Limited-Term Diversified Income Standard Class Series Delaware VIP REIT Standard Class Series
   Delaware VIP Small Cap Value Standard Class Series
   Delaware VIP Smid Cap Growth Standard Class Series
   Delaware VIP U.S. Growth Standard Class Series
   Delaware VIP Value Standard Class Series
DWS Variable Series II (DWS):
   DWS Alternative Asset Allocation VIP Class A Portfolio
DWS Investments VIT Funds (DWS):
   DWS Equity 500 Index VIP Class A Portfolio
   DWS Small Cap Index VIP Class A Portfolio
Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class Portfolio
   Fidelity VIP Equity-Income Service Class Portfolio
   Fidelity VIP Growth Service Class Portfolio
   Fidelity VIP Growth Opportunities Service Class Portfolio
   Fidelity VIP High Income Service Class Portfolio
   Fidelity VIP Mid Cap Service Class Portfolio
   Fidelity VIP Overseas Service Class Portfolio
Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 1 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 1 Fund FTVIPT Mutual Shares Securities Class 1 Fund
   FTVIPT Templeton Foreign Securities Class 2 Fund
   FTVIPT Templeton Global Bond Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 1 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund
Invesco Variable Insurance Funds, Inc. (Invesco V.I.):
   Invesco V.I. American Franchise Series I Fund
   Invesco V.I. Core Equity Series I Fund
   Invesco V.I. International Growth Series I Fund
Janus Aspen Series:
   Janus Aspen Balanced Institutional Class Portfolio
   Janus Aspen Balanced Service Class Portfolio
   Janus Aspen Enterprise Service Class Portfolio
   Janus Aspen Global Research Institutional Class Portfolio
   Janus Aspen Global Research Service Class Portfolio
   Janus Aspen Global Technology Service Class Portfolio

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Standard Class Fund
   LVIP Baron Growth Opportunities Service Class Fund
   LVIP BlackRock Emerging Markets RPM Standard Class Fund**
   LVIP BlackRock Equity Dividend RPM Standard Class Fund
   LVIP BlackRock Inflation Protected Bond Standard Class Fund
   LVIP Capital Growth Standard Class Fund
   LVIP Clarion Global Real Estate Standard Class Fund
   LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
   LVIP Delaware Bond Standard Class Fund
   LVIP Delaware Diversified Floating Rate Standard Class Fund
   LVIP Delaware Foundation Aggressive Allocation Standard Class Fund**
   LVIP Delaware Growth and Income Standard Class Fund
   LVIP Delaware Social Awareness Standard Class Fund
   LVIP Delaware Special Opportunities Standard Class Fund
   LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
   LVIP Dimensional U.S. Equity RPM Standard Class Fund
   LVIP Dimensional/Vanguard Total Bond Standard Class Fund
   LVIP Global Income Standard Class Fund
   LVIP JPMorgan High Yield Standard Class Fund
   LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
   LVIP Managed Risk Profile 2010 Standard Class Fund**
   LVIP Managed Risk Profile 2020 Standard Class Fund**
   LVIP Managed Risk Profile 2030 Standard Class Fund
   LVIP Managed Risk Profile 2040 Standard Class Fund**
   LVIP Managed Risk Profile Conservative Standard Class Fund
   LVIP Managed Risk Profile Growth Standard Class Fund
   LVIP Managed Risk Profile Moderate Standard Class Fund
   LVIP MFS International Growth Standard Class Fund
   LVIP MFS Value Standard Class Fund
   LVIP Mid-Cap Value Standard Class Fund
   LVIP Mondrian International Value Standard Class Fund
   LVIP Money Market Standard Class Fund
   LVIP SSgA Bond Index Standard Class Fund
   LVIP SSgA Conservative Index Allocation Standard Class Fund
   LVIP SSgA Conservative Structured Allocation Standard Class Fund**
   LVIP SSgA Developed International 150 Standard Class Fund
   LVIP SSgA Emerging Markets 100 Standard Class Fund
   LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
   LVIP SSgA International Index Standard Class Fund
   LVIP SSgA Large Cap 100 Standard Class Fund
   LVIP SSgA Moderate Index Allocation Standard Class Fund
   LVIP SSgA Moderate Structured Allocation Standard Class Fund
   LVIP SSgA Moderately Aggressive Index Allocation Standard Class Fund** LVIP SSgA Moderately Aggressive Structured Allocation Standard Class Fund LVIP SSgA S&P 500 Index Standard Class Fund
   LVIP SSgA Small-Cap Index Standard Class Fund
   LVIP SSgA Small-Mid Cap 200 Standard Class Fund
   LVIP T. Rowe Price Growth Stock Standard Class Fund
   LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class Fund
   LVIP Templeton Growth RPM Standard Class Fund
   LVIP UBS Large Cap Growth RPM Standard Class Fund
   LVIP Vanguard Domestic Equity ETF Standard Class Fund
   LVIP Vanguard International Equity ETF Standard Class Fund
M Fund, Inc. (M):
   M Capital Appreciation Fund**
   M International Equity Fund
   M Large Cap Growth Fund**
   M Large Cap Value Fund**
MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Initial Class Series**
   MFS VIT Growth Initial Class Series
   MFS VIT Total Return Initial Class Series
   MFS VIT Utilities Initial Class Series
Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Large Cap Value I Class Portfolio
   NB AMT Mid Cap Growth I Class Portfolio
   NB AMT Mid Cap Intrinsic Value I Class Portfolio
PIMCO Variable Insurance Trust (PIMCO VIT):
   PIMCO VIT CommodityRealReturn Strategy Administrative Class Portfolio Putnam Variable Trust (Putnam VT):
   Putnam VT Global Health Care Class IB Fund
   Putnam VT Growth & Income Class IB Fund

*  Denotes an affiliate of the Company
** Available funds with no money invested at December 31, 2013

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION (CONTINUED)

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2013. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.



INVESTMENT FUND CHANGES: During 2012, the Invesco Van Kampen V.I. American Franchise Series I Fund became available as an investment option for account contract owners. Accordingly, for the subaccount that commenced operations during 2012, the 2012 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2012.

During 2012, the Invesco V.I. Capital Appreciation Series I Fund ceased to be available as an investment option to Variable Account Contract owners.

Also during 2012, the following funds changed their names:


PREVIOUS FUND NAME                                                NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
DWS Alternative Asset Allocation Plus VIP Class A Portfolio       DWS Alternative Asset Allocation VIP Class A Portfolio
LVIP Wells Fargo Intrinsic Value Standard Class Fund              LVIP BlackRock Equity Dividend RPM Standard Class Fund
LVIP Cohen & Steers Global Real Estate Standard Class Fund        LVIP Clarion Global Real Estate Standard Class Fund
LVIP Turner Mid-Cap Growth Standard Class Fund                    LVIP Columbia Small-Mid Cap Growth RPM Standard Class Fund
LVIP Columbia Value Opportunities Standard Class Fund             LVIP JPMorgan Mid Cap Value RPM Standard Class Fund
LVIP SSgA Global Tactical Allocation Standard Class Fund          LVIP SSgA Global Tactical Allocation RPM Standard Class Fund
LVIP Templeton Growth Standard Class Fund                         LVIP Templeton Growth RPM Standard Class Fund
LVIP Janus Capital Appreciation Standard Class Fund               LVIP UBS Large Cap Growth RPM Standard Class Fund
NB AMT Partners I Class Portfolio                                 NB AMT Large Cap Value I Class Portfolio
NB AMT Regency I Class Portfolio                                  NB AMT Mid Cap Intrinsic Value I Class Portfolio

During 2013, the LVIP BlackRock Emerging Markets RPM Standard Class Fund became available as an investment option for account contract owners.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Also during 2013, the following funds changed their names:


PREVIOUS FUND NAME                                                    NEW FUND NAME
-----------------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. American Franchise Series I Fund              Invesco V.I. American Franchise Series I Fund
Janus Aspen Series Worldwide Institutional Class Portfolio            Janus Aspen Global Research Institutional Class Portfolio
Janus Aspen Series Worldwide Service Class Portfolio                  Janus Aspen Global Research Service Class Portfolio
LVIP Dimensional Non-U.S. Equity Standard Class Fund                  LVIP Dimensional Non-U.S. Equity RPM Standard Class Fund
LVIP Dimensional U.S. Equity Standard Class Fund                      LVIP Dimensional U.S. Equity RPM Standard Class Fund
LVIP Protected Profile 2010 Standard Class Fund                       LVIP Managed Risk Profile 2010 Standard Class Fund
LVIP Protected Profile 2020 Standard Class Fund                       LVIP Managed Risk Profile 2020 Standard Class Fund
LVIP Protected Profile 2030 Standard Class Fund                       LVIP Managed Risk Profile 2030 Standard Class Fund
LVIP Protected Profile 2040 Standard Class Fund                       LVIP Managed Risk Profile 2040 Standard Class Fund
LVIP Protected Profile Conservative Standard Class Fund               LVIP Managed Risk Profile Conservative Standard Class Fund
LVIP Protected Profile Growth Standard Class Fund                     LVIP Managed Risk Profile Growth Standard Class Fund
LVIP Protected Profile Moderate Standard Class Fund                   LVIP Managed Risk Profile Moderate Standard Class Fund
M Business Opportunity Value Fund                                     M Large Cap Value Fund



2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the seven policy types within the Variable Account:

-  Lincoln SVUL - annual rate of .80%
-  Lincoln SVUL-II - annual rate of .80%
- Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.
- Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.
- Lincoln SVUL(ONE) - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.
- Lincoln SVUL(ONE) 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.
- Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

Prior to the allocation of premiums to the Variable Account, the Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2013 and 2012, amounted to $207,939 and $189,015, respectively.

The Company charges a monthly administrative fee of $10 in all policy years. In addition, there is a monthly expense charge for the first ten years from issue date or increase in specified amount ranging from $0.01 to $1.42 per $1,000 of specified amount. These administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2013 and 2012, amounted to $665,046 and $629,635, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2013 and 2012, amounted to $401,570 and $338,079, respectively.

Under certain circumstances, the Company reserves the right to apply a transfer fee of $25 for each transfer request in excess of 24 made during the year between variable subaccounts. For the years ended December 31, 2013 and 2012, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVUL(ONE), Lincoln SVUL(ONE) 2007 and Lincoln PreservationEdge SVUL products. For all other products, a 2% charge on the amount withdrawn is imposed, not to exceed $25 per partial surrender. For the years ended December 31, 2013 and 2012, $6,580 and $82,347 of full surrender charges and partial surrender administrative charges were deducted from the variable subaccounts.

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

3. FINANCIAL HIGHLIGHTS



A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2013, follows:


                                    MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                MINIMUM
                    COMMENCEMENT    FEE         FEE         UNIT        UNIT       UNITS                       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)    VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
             2013                      0.10%       0.80%      $ 14.45     $ 22.21      11,265   $   163,496      22.28%
             2012                      0.10%       0.80%        11.82       18.03       9,806       119,027      12.61%
             2011                      0.10%       0.80%        10.50       15.90       9,703       103,938     -23.84%
             2010                      0.10%       0.80%        13.78       18.39       9,640       133,384      17.99%
             2009                      0.60%       0.80%        11.68       15.59      10,394       122,083      52.26%
ABVPSF GROWTH AND INCOME CLASS A
             2013                      0.10%       0.80%        15.66       26.75      11,972       234,201      33.89%
             2012                      0.10%       0.80%        11.66       19.84      11,488       166,888      16.59%
             2011                      0.10%       0.80%         9.97       16.88      11,797       146,342       5.47%
             2010                      0.10%       0.80%         9.43       14.92      11,901       139,675      12.19%
             2009                      0.50%       0.80%         8.38       13.30      11,892       124,330      19.85%
ABVPSF INTERNATIONAL VALUE CLASS A
             2013                      0.10%       0.60%         9.09       20.55       5,384        50,514      22.27%
             2012                      0.10%       0.60%         7.44       16.72       5,181        39,212      13.85%
             2011                      0.10%       0.60%         6.53       14.60       4,722        31,423     -19.74%
             2010                      0.10%       0.60%         8.14        8.17       3,791        31,186       3.97%
             2009                      0.50%       0.60%         7.83        7.85       3,361        26,320      33.87%
ABVPSF LARGE CAP GROWTH CLASS A
             2013                      0.80%       0.80%        17.02       17.02          32           540      36.26%
             2012                      0.80%       0.80%        12.49       12.49         129         1,611      15.53%
             2011                      0.80%       0.80%        10.81       10.81         227         2,456      -3.82%
             2010                      0.80%       0.80%        11.24       11.24         270         3,038       9.22%
             2009                      0.80%       0.80%        10.29       10.29       2,463        27,809      36.42%
ABVPSF SMALL/MID CAP VALUE CLASS A
             2013                      0.10%       0.80%        14.96       35.59      14,427       321,383      36.96%
             2012                      0.10%       0.80%        10.90       25.98      14,586       238,303      17.80%
             2011                      0.10%       0.80%         9.24       22.06      16,065       223,499      -9.12%
             2010                      0.10%       0.80%        10.14       24.27      16,496       263,308      25.90%
             2009                      0.50%       0.80%         9.74       19.28      16,844       214,593      41.72%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
             2013                      0.50%       0.80%        13.16       14.37       9,373       132,718      -8.95%
             2012                      0.50%       0.80%        14.43       15.77       9,300       144,096       6.64%
             2011                      0.50%       0.80%        13.50       14.79       8,969       129,617      11.21%
             2010                      0.50%       0.80%        12.12       13.30       9,219       119,599       4.53%
             2009                      0.50%       0.80%        12.09       12.73      11,992       149,241       9.58%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2013                      0.10%       0.80%        14.25       26.18      24,787       377,442      28.15%
             2012                      0.10%       0.80%        11.10       20.29       9,032       112,320      21.59%
             2011                      0.10%       0.80%        11.18       16.57       8,942        98,795      -9.61%
             2010                      0.10%       0.80%        12.33       17.04       2,253        35,811      10.86%
             2009                      0.50%       0.80%        11.09       15.37       2,163        30,613      41.17%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
             2013                      0.10%       0.80%        11.32       37.02      10,272       198,760      27.25%
             2012                      0.10%       0.80%         8.88       29.09      11,049       167,060      17.24%
             2011                      0.10%       0.80%         7.56       24.81       8,370       102,570     -19.79%
             2010                      0.10%       0.80%         9.40       30.93       9,447       166,392      21.43%
             2009                      0.50%       0.80%         9.72       25.47       9,250       135,140      60.00%
AMERICAN FUNDS GROWTH CLASS 2
             2013                      0.10%       0.80%        13.38       28.33     107,453     2,005,501      29.07%
             2012                      0.10%       0.80%        10.34       21.95     104,441     1,505,034      16.95%
             2011                      0.10%       0.80%         8.83       18.77      99,936     1,250,803      -5.04%
             2010                      0.10%       0.80%         9.28       19.76      95,948     1,257,861      17.74%
             2009                      0.50%       0.80%         9.11       16.79     103,322     1,141,221      38.30%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS A
             2013     23.15%       0.29%
             2012     13.42%       0.00%
             2011    -23.31%       0.58%
             2010     18.22%       2.18%
             2009     52.57%       0.00%
ABVPSF GROWTH AND INCOME CLASS A
             2013     34.83%       1.34%
             2012     17.52%       1.58%
             2011      6.28%       1.32%
             2010     12.53%       0.00%
             2009     20.22%       4.22%
ABVPSF INTERNATIONAL VALUE CLASS A
             2013     22.90%       6.39%
             2012     14.54%       1.69%
             2011    -19.29%       4.34%
             2010      4.07%       3.18%
             2009     34.01%       0.67%
ABVPSF LARGE CAP GROWTH CLASS A
             2013     36.26%       0.09%
             2012     15.53%       0.28%
             2011     -3.82%       0.33%
             2010      9.22%       0.88%
             2009     36.42%       0.04%
ABVPSF SMALL/MID CAP VALUE CLASS A
             2013     37.92%       0.59%
             2012     18.74%       0.56%
             2011     -8.42%       0.46%
             2010     26.27%       0.43%
             2009     42.14%       1.01%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS I
             2013     -8.67%       1.78%
             2012      7.01%       2.69%
             2011     11.54%       4.30%
             2010      4.84%       1.99%
             2009      9.90%       2.05%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
             2013     29.05%       1.79%
             2012     22.44%       0.96%
             2011     -9.00%       2.06%
             2010     11.19%       1.57%
             2009     41.58%       0.96%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
             2013     28.14%       0.91%
             2012     18.07%       1.19%
             2011    -19.23%       1.26%
             2010     21.80%       1.75%
             2009     60.50%       0.29%
AMERICAN FUNDS GROWTH CLASS 2
             2013     29.97%       0.96%
             2012     17.77%       0.82%
             2011     -4.37%       0.63%
             2010     18.09%       0.72%
             2009     38.72%       0.70%

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT       UNITS                       TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2013                            0.10%       0.80%      $ 13.10     $ 26.03      92,869   $ 1,638,304      32.43%
             2012                            0.10%       0.80%         9.87       19.52      83,981     1,138,380      16.55%
             2011                            0.10%       0.80%         8.46       16.63      84,259       976,317      -2.61%
             2010                            0.10%       0.80%         8.66       16.39      76,484       908,399      10.54%
             2009                            0.50%       0.80%         9.29       14.82      75,249       808,419      30.19%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2013                            0.10%       0.80%        11.46       29.29      69,616     1,316,600      20.67%
             2012                            0.10%       0.80%         9.48       24.28      71,751     1,132,947      16.97%
             2011                            0.10%       0.80%         8.09       20.76      79,633     1,092,637     -14.66%
             2010                            0.10%       0.80%         9.46       24.32      74,360     1,217,531       6.38%
             2009                            0.50%       0.80%        10.83       22.86      58,787       897,497      41.93%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
             2013                            0.10%       0.60%        15.31       15.67      43,462       666,642      14.07%
             2012                            0.10%       0.60%        13.42       13.67      15,781       212,278       9.62%
             2011                            0.10%       0.80%        12.40       12.40       9,293       114,018      -3.59%
             2010                            0.10%       0.10%        12.87       12.87       1,359        17,481       8.30%
             2009                8/27/09     0.60%       0.80%        11.65       11.67      10,045       117,154       6.22%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
             2013                            0.10%       0.80%        14.71       17.47      21,415       347,115      -2.05%
             2012                            0.10%       0.80%        14.99       17.84      21,276       359,119       6.34%
             2011                            0.10%       0.80%        14.07       16.77      20,413       326,082       5.52%
             2010                            0.10%       0.80%        13.30       15.89      14,187       219,244       7.14%
             2009                            0.50%       0.80%        13.71       14.83      10,598       153,549      25.95%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
             2013                            0.10%       0.80%        12.06       49.62      35,454       581,349       9.26%
             2012                            0.10%       0.80%        11.02       45.42      31,113       508,617      13.52%
             2011                            0.10%       0.80%         9.69       40.00      23,981       388,695     -20.42%
             2010                            0.10%       0.80%        12.15       50.27      18,479       479,500      17.55%
             2009                            0.50%       0.80%        13.53       42.76      19,096       431,582      76.70%
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2013                            0.10%       0.80%        16.09       27.78       9,923       236,662       8.35%
             2012                            0.10%       0.80%        14.82       25.64       9,481       211,394      16.89%
             2011                            0.10%       0.80%        12.65       21.94      14,010       252,720       1.57%
             2010                            0.10%       0.80%        14.22       21.60      13,174       235,819      14.40%
             2009                            0.50%       0.80%        12.40       18.88      11,318       180,675      47.79%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
             2013                            0.10%       0.60%        12.06       12.13       2,773        33,551      -1.65%
             2012                            0.10%       0.80%        12.20       12.73       2,659        32,965       1.95%
             2011                            0.10%       0.80%        11.88       11.88       2,094        25,391       2.81%
             2010                            0.10%       0.10%        11.56       11.56       1,035        11,965       0.22%
             2009                2/12/09     0.60%       0.80%        11.81       12.10       3,584        43,128       2.22%
DELAWARE VIP REIT STANDARD CLASS
             2013                            0.50%       0.80%        13.35       40.30      45,536       964,006       1.33%
             2012                            0.50%       0.80%        13.13       39.77      45,337       942,304      16.01%
             2011                            0.50%       0.80%        11.29       34.29      33,475       618,079      10.07%
             2010                            0.50%       0.80%        10.22       31.15      31,268       531,041      25.98%
             2009                            0.50%       0.80%         8.09       24.72      30,939       418,076      22.33%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
             2013                            0.10%       0.80%        15.04       44.41      52,202     1,516,970      32.44%
             2012                            0.10%       0.80%        18.56       33.53      53,476     1,183,095      13.00%
             2011                            0.10%       0.80%        11.43       29.67      46,688       977,651      -2.12%
             2010                            0.10%       0.80%        11.64       30.31      47,431     1,041,373      31.22%
             2009                            0.50%       0.80%         8.85       23.10      46,925       790,130      30.78%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2013                            0.50%       0.80%        18.71       35.53      18,658       504,010      40.20%
             2012                            0.50%       0.80%        13.32       25.34      17,840       352,928      10.14%
             2011                            0.50%       0.80%        12.08       23.01      14,727       266,087       7.27%
             2010               10/8/10      0.50%       0.80%        11.25       21.45      14,885       249,389      13.56%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
             2013     33.37%       1.44%
             2012     17.36%       1.64%
             2011     -1.93%       1.63%
             2010     10.87%       1.52%
             2009     30.59%       1.80%
AMERICAN FUNDS INTERNATIONAL CLASS 2
             2013     21.51%       1.39%
             2012     17.78%       1.40%
             2011    -14.05%       1.86%
             2010      6.70%       2.17%
             2009     42.36%       1.58%
BLACKROCK GLOBAL ALLOCATION V.I. CLASS I
             2013     14.64%       1.88%
             2012     10.17%       2.25%
             2011     -3.59%       3.74%
             2010      8.30%       0.29%
             2009      8.06%       1.34%
DELAWARE VIP DIVERSIFIED INCOME STANDARD CLASS
             2013     -1.36%       2.54%
             2012      7.08%       3.23%
             2011      6.28%       4.17%
             2010      7.52%       3.99%
             2009     26.33%       6.34%
DELAWARE VIP EMERGING MARKETS STANDARD CLASS
             2013     10.03%       1.72%
             2012     14.33%       0.93%
             2011    -19.86%       1.91%
             2010     17.90%       0.80%
             2009     77.23%       1.23%
DELAWARE VIP HIGH YIELD STANDARD CLASS
             2013      9.12%       7.12%
             2012     17.71%       9.60%
             2011      2.27%       8.34%
             2010     14.74%       7.42%
             2009     48.23%       7.88%
DELAWARE VIP LIMITED-TERM DIVERSIFIED INCOME STANDARD CLASS
             2013     -1.16%       1.54%
             2012      2.67%       1.68%
             2011      2.81%       1.82%
             2010      0.22%       2.28%
             2009      9.69%       3.13%
DELAWARE VIP REIT STANDARD CLASS
             2013      1.63%       1.59%
             2012     16.36%       1.27%
             2011     10.40%       1.58%
             2010     26.35%       2.73%
             2009     22.70%       4.13%
DELAWARE VIP SMALL CAP VALUE STANDARD CLASS
             2013     33.35%       0.74%
             2012     13.79%       0.54%
             2011     -1.44%       0.52%
             2010     31.62%       0.64%
             2009     31.20%       0.93%
DELAWARE VIP SMID CAP GROWTH STANDARD CLASS
             2013     40.62%       0.02%
             2012     10.47%       0.21%
             2011      7.59%       0.98%
             2010     13.64%       0.00%

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT       UNITS                       TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP TREND STANDARD CLASS
             2009                            0.50%       0.80%      $  8.67     $ 15.77      17,152   $   208,669      53.49%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
             2013                            0.60%       0.80%        18.99       24.64      20,661       444,014      33.68%
             2012                            0.60%       0.80%        16.35       18.43      20,228       325,066      15.30%
             2011                            0.60%       0.80%        14.15       15.98       1,063        15,881       6.77%
             2010                            0.60%       0.80%        11.54       14.97       6,817        81,291      12.99%
             2009                            0.60%       0.80%        10.21       13.25      25,064       281,261      42.15%
DELAWARE VIP VALUE STANDARD CLASS
             2013                            0.50%       0.80%        16.60       27.37      30,446       612,276      32.63%
             2012                            0.50%       0.80%        12.48       20.63      26,892       420,554      13.82%
             2011                            0.50%       0.80%        10.93       18.13       7,457       100,566       8.66%
             2010                            0.50%       0.80%        10.03       16.68       6,881        83,816      14.71%
             2009                            0.50%       0.80%         8.72       14.54       6,666        70,703      17.02%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
             2013                            0.60%       0.60%        13.67       13.67       1,658        22,669       0.33%
             2012                            0.60%       0.60%        13.63       13.63         277         3,775       9.07%
             2011                            0.60%       0.60%        12.49       12.49         206         2,567      -3.45%
             2010                1/12/10     0.60%       0.60%        12.94       12.94         143         1,851      10.49%
DWS EQUITY 500 INDEX VIP CLASS A
             2013                            0.50%       0.80%        15.87       24.15      30,454       567,926      30.88%
             2012                            0.50%       0.80%        12.09       18.45      31,285       443,744      14.78%
             2011                            0.50%       0.80%        10.50       16.08      30,210       374,171       1.02%
             2010                            0.50%       0.80%        10.36       15.92      32,023       387,882      13.79%
             2009                            0.50%       0.80%         9.08       13.99      32,303       342,504      25.32%
DWS SMALL CAP INDEX VIP CLASS A
             2013                            0.50%       0.80%        15.95       32.40       9,423       221,601      37.53%
             2012                            0.50%       0.80%        11.56       23.56       9,192       155,298      15.32%
             2011                            0.50%       0.80%        10.00       20.43       7,930       115,425      -5.18%
             2010                            0.50%       0.80%        10.51       21.54       9,721       159,041      25.38%
             2009                            0.50%       0.80%         8.36       17.18      12,064       155,611      25.56%
FIDELITY VIP CONTRAFUND SERVICE CLASS
             2013                            0.10%       0.80%        14.13       29.36      52,409     1,125,359      30.10%
             2012                            0.10%       0.80%        10.84       22.57      46,251       825,429      15.38%
             2011                            0.10%       0.80%        10.75       19.56      69,096     1,064,579      -3.41%
             2010                            0.10%       0.80%        11.10       20.25      70,272     1,126,036      16.18%
             2009                            0.50%       0.80%         9.53       17.43      58,516       807,561      34.58%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
             2013                            0.80%       0.80%        18.70       23.30      10,891       205,688      26.99%
             2012                            0.80%       0.80%        14.73       18.35      11,154       165,715      16.25%
             2011                            0.80%       0.80%        12.67       15.78      11,199       142,986       0.05%
             2010                            0.80%       0.80%        12.66       15.78      11,664       148,657      14.17%
             2009                            0.80%       0.80%        11.09       13.82      11,033       123,084      28.99%
FIDELITY VIP GROWTH SERVICE CLASS
             2013                            0.10%       0.80%        11.28       28.67       2,294        45,270      35.00%
             2012                            0.10%       0.80%         8.36       21.07       2,179        30,886      13.62%
             2011                            0.10%       0.80%         7.35       18.42       1,617        19,666      -0.65%
             2010                            0.10%       0.80%         7.40       12.41       1,296        13,949      23.05%
             2009                            0.50%       0.80%         6.01       10.08       1,256        10,696      27.00%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
             2013                            0.80%       0.80%        14.35       14.35       1,351        19,392      36.68%
             2012                            0.80%       0.80%        10.50       10.50       1,333        13,995      18.51%
             2011                            0.80%       0.80%         8.86        8.86       7,540        66,798       1.37%
             2010                            0.80%       0.80%         8.74        8.74       7,611        66,520      22.67%
             2009                            0.80%       0.80%         7.12        7.12       7,007        49,924      44.56%
FIDELITY VIP HIGH INCOME SERVICE CLASS
             2013                            0.80%       0.80%        16.62       16.62       7,876       130,929       5.03%
             2012                            0.80%       0.80%        15.83       15.83       8,277       130,996      13.29%
             2011                            0.80%       0.80%        13.97       13.97       9,803       136,962       3.10%
             2010                            0.80%       0.80%        13.55       13.55      10,923       148,018      12.88%
             2009                            0.80%       0.80%        12.00       12.00      11,910       142,980      42.63%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIP TREND STANDARD CLASS
             2009     53.95%       0.00%
DELAWARE VIP U.S. GROWTH STANDARD CLASS
             2013     33.95%       0.33%
             2012     15.53%       0.00%
             2011      6.99%       0.19%
             2010     13.22%       0.12%
             2009     42.44%       0.12%
DELAWARE VIP VALUE STANDARD CLASS
             2013     33.03%       1.67%
             2012     14.16%       1.02%
             2011      8.99%       1.86%
             2010     15.05%       2.39%
             2009     17.38%       3.92%
DWS ALTERNATIVE ASSET ALLOCATION VIP CLASS A
             2013      0.33%       2.06%
             2012      9.07%       3.36%
             2011     -3.45%       1.29%
             2010     10.49%       1.25%
DWS EQUITY 500 INDEX VIP CLASS A
             2013     31.27%       1.78%
             2012     15.12%       1.73%
             2011      1.33%       1.77%
             2010     14.13%       1.89%
             2009     25.69%       2.77%
DWS SMALL CAP INDEX VIP CLASS A
             2013     37.95%       1.64%
             2012     15.67%       0.83%
             2011     -4.89%       0.87%
             2010     25.76%       0.95%
             2009     25.94%       1.72%
FIDELITY VIP CONTRAFUND SERVICE CLASS
             2013     31.01%       1.04%
             2012     16.19%       1.04%
             2011     -2.73%       0.92%
             2010     16.53%       1.21%
             2009     34.99%       1.37%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS
             2013     26.99%       2.41%
             2012     16.25%       2.99%
             2011      0.06%       2.41%
             2010     14.18%       1.90%
             2009     29.00%       2.38%
FIDELITY VIP GROWTH SERVICE CLASS
             2013     36.06%       0.21%
             2012     14.42%       0.55%
             2011      0.03%       0.32%
             2010     23.44%       0.19%
             2009     27.51%       0.40%
FIDELITY VIP GROWTH OPPORTUNITIES SERVICE CLASS
             2013     36.68%       0.21%
             2012     18.51%       0.25%
             2011      1.37%       0.05%
             2010     22.67%       0.10%
             2009     44.56%       0.41%
FIDELITY VIP HIGH INCOME SERVICE CLASS
             2013      5.03%       5.64%
             2012     13.29%       5.52%
             2011      3.10%       6.56%
             2010     12.88%       7.59%
             2009     42.63%       7.93%

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT       UNITS                       TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP SERVICE CLASS
             2013                            0.10%       0.60%      $ 15.22     $ 27.96      32,269   $   692,979      35.25%
             2012                            0.10%       0.80%        11.25       20.57      31,890       500,124      13.84%
             2011                            0.10%       0.80%         9.87       17.94      27,348       376,239     -11.43%
             2010                            0.10%       0.80%        11.12       16.76      22,188       344,496      27.67%
             2009                            0.60%       0.80%        10.08       13.10      21,300       256,398      38.90%
FIDELITY VIP OVERSEAS SERVICE CLASS
             2013                            0.10%       0.80%        19.15       26.22       8,355       165,886      29.34%
             2012                            0.10%       0.80%        14.77       20.28       8,413       128,973      19.58%
             2011                            0.10%       0.80%        12.33       16.96      10,362       131,871     -17.89%
             2010                            0.10%       0.80%        14.99       20.65       9,249       142,723      12.09%
             2009                            0.60%       0.80%        13.34       18.42       8,846       121,883      25.43%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
             2013                            0.10%       0.80%        13.29       21.90      12,255       189,530      13.27%
             2012                            0.10%       0.80%        11.71       19.19       9,089       116,015      12.24%
             2011                            0.10%       0.60%        10.43       17.03       7,450        83,874       2.10%
             2010                            0.10%       0.60%        10.21       12.43       6,875        75,063      12.19%
             2009                            0.60%       0.60%        11.08       11.08       5,940        57,274      35.07%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
             2013                            0.10%       0.80%        16.72       30.02       3,145        68,564      37.39%
             2012                            0.10%       0.80%        12.13       21.70       3,372        53,325      10.21%
             2011                            0.10%       0.80%        10.97       19.55       5,016        71,271      -5.38%
             2010                            0.10%       0.80%        11.56       20.33       4,589        69,081      26.90%
             2009                            0.50%       0.80%         9.08       16.02       4,746        53,876      42.76%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
             2013                            0.10%       0.60%        11.86       23.66      28,191       347,344      27.76%
             2012                            0.10%       0.60%         9.28       18.43      19,713       189,924      13.92%
             2011                            0.10%       0.60%         8.15       16.10       9,227        80,314      -1.39%
             2010                            0.10%       0.60%        10.22       10.26       2,058        20,955      10.81%
             2009                            0.50%       0.60%         9.22        9.25       1,350        12,454      25.59%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
             2013                            0.80%       0.80%        19.31       19.31       6,421       124,014      21.99%
             2012                            0.80%       0.80%        15.83       15.83       6,541       103,553      17.29%
             2011                            0.80%       0.80%        13.50       13.50       6,842        92,350     -11.35%
             2010                            0.80%       0.80%        15.23       15.23       7,424       113,033       7.54%
             2009                            0.80%       0.80%        14.16       14.16       7,670       108,595      35.95%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
             2013                            0.60%       0.80%        18.83       20.24       8,312       166,335       1.08%
             2012                            0.60%       0.80%        18.63       19.99      12,529       247,123      14.39%
             2011                            0.60%       0.80%        16.28       17.44      12,846       220,342      -1.40%
             2010                            0.60%       0.80%        16.52       17.65      10,127       177,214      13.79%
             2009                            0.60%       0.80%        14.52       15.48       7,562       115,852      18.03%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
             2013                            0.50%       0.80%        13.76       24.32       4,641        76,236      30.00%
             2012                            0.50%       0.80%        10.55       18.71       4,792        59,800      20.43%
             2011                            0.50%       0.80%         8.74       15.53       5,242        51,999      -7.54%
             2010                            0.50%       0.80%         9.42       16.80       4,745        50,754       6.88%
             2009                            0.50%       0.80%         8.79       15.72       4,013        39,930      30.27%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
             2013                            0.80%       0.80%        23.01       23.01         907        20,867      29.78%
             2012                            0.80%       0.80%        17.73       17.73         961        17,035      20.10%
             2011                            0.80%       0.80%        14.76       14.76         951        14,041      -7.72%
             2010                            0.80%       0.80%        16.00       16.00         850        13,604       6.54%
             2009                            0.80%       0.80%        15.02       15.02       1,052        15,792      30.06%
INVESCO V.I. AMERICAN FRANCHISE SERIES I
             2013                            0.80%       0.80%         8.75       15.89      54,247       477,178      39.02%
             2012                4/27/12     0.80%       0.80%         6.30       11.43      56,353       356,384      -3.03%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP SERVICE CLASS
             2013     35.93%       0.42%
             2012     14.63%       0.57%
             2011    -10.80%       0.16%
             2010     27.93%       0.29%
             2009     39.18%       0.76%
FIDELITY VIP OVERSEAS SERVICE CLASS
             2013     30.27%       1.31%
             2012     20.54%       1.64%
             2011    -17.26%       1.40%
             2010     12.32%       1.39%
             2009     25.68%       2.18%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 1
             2013     14.08%       5.83%
             2012     12.73%       6.75%
             2011      2.67%       5.92%
             2010     12.19%       6.78%
             2009     35.07%       8.35%
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 1
             2013     38.35%       0.00%
             2012     11.01%       0.00%
             2011     -4.68%       0.00%
             2010     27.30%       0.00%
             2009     43.23%       0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 1
             2013     28.39%       2.75%
             2012     14.44%       2.59%
             2011     -0.82%       3.02%
             2010     10.92%       1.97%
             2009     25.74%       2.94%
FTVIPT TEMPLETON FOREIGN SECURITIES CLASS 2
             2013     21.99%       2.37%
             2012     17.29%       2.99%
             2011    -11.35%       1.49%
             2010      7.54%       1.88%
             2009     35.95%       3.26%
FTVIPT TEMPLETON GLOBAL BOND SECURITIES CLASS 1
             2013      1.28%       5.47%
             2012     14.62%       6.78%
             2011     -1.20%       5.39%
             2010     14.02%       1.54%
             2009     18.27%      12.31%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 1
             2013     30.39%       2.88%
             2012     20.79%       2.35%
             2011     -7.26%       1.62%
             2010      7.20%       1.64%
             2009     30.68%       3.52%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
             2013     29.78%       2.72%
             2012     20.10%       2.08%
             2011     -7.72%       1.35%
             2010      6.54%       1.20%
             2009     30.06%       3.16%
INVESCO V.I. AMERICAN FRANCHISE SERIES I
             2013     39.02%       0.44%
             2012     -3.03%       0.00%


LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT       UNITS                       TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION SERIES I
             2011                            0.80%       0.80%      $  5.64     $ 10.23      56,227   $   318,307      -8.64%
             2010                            0.80%       0.80%         6.17       11.20      57,148       353,957      14.57%
             2009                            0.80%       0.80%         5.39        9.78      58,719       317,299      20.11%
INVESCO V.I. CORE EQUITY SERIES I
             2013                            0.80%       0.80%        14.16       18.93      24,329       347,787      28.22%
             2012                            0.80%       0.80%        11.04       11.04      26,336       293,148      12.98%
             2011                            0.80%       0.80%         9.77        9.77      28,006       273,703      -0.86%
             2010                            0.80%       0.80%         9.86        9.86      32,552       320,884       8.68%
             2009                            0.80%       0.80%         9.07        9.07      34,592       313,760      27.28%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2013                            0.80%       0.80%        19.24       30.91       3,876        77,437      18.07%
             2012                            0.80%       0.80%        16.30       26.18       5,134        85,884      14.61%
             2011                            0.80%       0.80%        14.22       22.84       5,311        77,276      -7.49%
             2010                            0.80%       0.80%        15.37       24.69       7,359       118,088      11.96%
             2009                            0.80%       0.80%        13.73       22.05       7,356       104,967      34.16%
JANUS ASPEN BALANCED INSTITUTIONAL CLASS
             2013                            0.80%       0.80%        23.83       23.83      16,470       392,407      19.20%
             2012                            0.80%       0.80%        19.99       19.99      16,327       326,350      12.71%
             2011                            0.80%       0.80%        17.73       17.73      15,872       281,480       0.83%
             2010                            0.80%       0.80%        17.59       17.59      14,885       261,805       7.52%
             2009                            0.80%       0.80%        16.36       16.36      14,537       237,797      24.88%
JANUS ASPEN BALANCED SERVICE CLASS
             2013                            0.60%       0.80%        21.09       21.79       1,563        33,411      18.85%
             2012                            0.60%       0.80%        18.34       18.34       1,578        28,345      12.47%
             2011                            0.80%       0.80%        16.30       16.30         544         8,870       0.55%
             2010                            0.80%       0.80%        16.21       16.21         309         5,017       7.26%
             2009                            0.80%       0.80%        15.12       15.12       1,205        18,216      24.59%
JANUS ASPEN ENTERPRISE SERVICE CLASS
             2013                            0.80%       0.80%        30.02       36.34       2,070        63,065      30.95%
             2012                            0.80%       0.80%        22.92       27.75       2,047        47,560      16.03%
             2011                            0.80%       0.80%        19.75       23.92       1,209        24,367      -2.44%
             2010                            0.80%       0.80%        20.24       24.51       1,394        28,717      24.50%
             2009                            0.80%       0.80%        16.26       19.69       2,027        33,334      43.29%
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
             2013                            0.80%       0.80%        13.08       13.08      14,426       188,648      27.40%
             2012                            0.80%       0.80%        10.26       10.26      15,068       154,658      19.12%
             2011                            0.80%       0.80%         8.62        8.62      16,462       141,839     -14.43%
             2010                            0.80%       0.80%        10.07       10.07      16,165       162,762      14.91%
             2009                            0.80%       0.80%         8.76        8.76      15,915       139,449      36.60%
JANUS ASPEN GLOBAL RESEARCH SERVICE CLASS
             2013                            0.80%       0.80%        14.74       15.04         631         9,403      27.06%
             2012                            0.80%       0.80%        11.60       11.83         620         7,263      18.90%
             2011                            0.80%       0.80%         9.75        9.95         572         5,638     -14.68%
             2010                            0.80%       0.80%        11.43       11.67       2,212        25,730      14.60%
             2009                            0.80%       0.80%         9.98       10.18       2,201        22,355      36.31%
JANUS ASPEN GLOBAL TECHNOLOGY SERVICE CLASS
             2013                            0.80%       0.80%         7.82        7.82       1,469        11,481      34.31%
             2012                            0.80%       0.80%         5.82        5.82       1,424         8,286      18.20%
             2011                            0.80%       0.80%         4.92        4.92       2,805        13,810      -9.39%
             2010                            0.80%       0.80%         5.43        5.43       2,972        16,149      23.41%
             2009                            0.80%       0.80%         4.40        4.40       3,084        13,577      55.65%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
             2013                            0.60%       0.80%        18.50       24.40       2,306        56,016      39.29%
             2012                            0.60%       0.80%        13.28       17.48       7,906       138,043      17.59%
             2011                            0.60%       0.80%        11.29       14.83       7,308       108,229       3.46%
             2010                9/22/10     0.60%       0.80%        10.91       14.31       6,953        99,285      13.80%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION SERIES I
             2011     -8.64%       0.15%
             2010     14.57%       0.76%
             2009     20.11%       0.64%
INVESCO V.I. CORE EQUITY SERIES I
             2013     28.22%       1.38%
             2012     12.98%       0.99%
             2011     -0.86%       0.95%
             2010      8.68%       0.97%
             2009     27.28%       1.87%
INVESCO V.I. INTERNATIONAL GROWTH SERIES I
             2013     18.08%       1.07%
             2012     14.61%       1.49%
             2011     -7.48%       1.67%
             2010     11.97%       2.38%
             2009     34.17%       1.58%
JANUS ASPEN BALANCED INSTITUTIONAL CLASS
             2013     19.20%       1.55%
             2012     12.71%       2.89%
             2011      0.83%       2.50%
             2010      7.52%       2.88%
             2009     24.88%       2.94%
JANUS ASPEN BALANCED SERVICE CLASS
             2013     19.08%       1.34%
             2012     12.47%       2.64%
             2011      0.55%       2.24%
             2010      7.26%       2.79%
             2009     24.59%       3.11%
JANUS ASPEN ENTERPRISE SERVICE CLASS
             2013     30.99%       0.36%
             2012     16.05%       0.00%
             2011     -2.42%       0.00%
             2010     24.52%       0.00%
             2009     43.31%       0.00%
JANUS ASPEN GLOBAL RESEARCH INSTITUTIONAL CLASS
             2013     27.40%       1.21%
             2012     19.12%       0.91%
             2011    -14.43%       0.60%
             2010     14.91%       0.63%
             2009     36.60%       1.45%
JANUS ASPEN GLOBAL RESEARCH SERVICE CLASS
             2013     27.06%       1.08%
             2012     18.91%       0.78%
             2011    -14.68%       0.37%
             2010     14.61%       0.49%
             2009     36.33%       1.28%
JANUS ASPEN GLOBAL TECHNOLOGY SERVICE CLASS
             2013     34.31%       0.00%
             2012     18.20%       0.00%
             2011     -9.39%       0.00%
             2010     23.41%       0.00%
             2009     55.65%       0.00%
LVIP BARON GROWTH OPPORTUNITIES STANDARD CLASS
             2013     39.57%       0.22%
             2012     17.83%       1.47%
             2011      3.67%       0.00%
             2010     20.24%       0.00%


LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT       UNITS                       TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2013                            0.10%       0.80%      $ 17.16     $ 39.06      16,946   $   412,599      38.95%
             2012                            0.10%       0.80%        12.32       28.11      16,660       303,497      17.30%
             2011                            0.10%       0.80%        11.87       23.96      12,354       223,222       3.19%
             2010                            0.10%       0.80%        11.48       23.22       9,918       213,692      25.38%
             2009                            0.50%       0.80%         9.14       18.52      10,870       188,639      37.22%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
             2013                            0.60%       0.80%        14.49       18.55       1,437        18,784      17.22%
             2012                            0.60%       0.80%        12.33       15.83         741         9,582      16.09%
             2011                            0.60%       0.80%        10.61       13.63         715         7,903      -3.38%
             2010                            0.60%       0.80%         9.81       14.11       1,097        11,804      16.99%
             2009                            0.80%       0.80%         8.39       12.04         490         4,292      22.32%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
             2013                            0.10%       0.60%        10.93       11.14       3,445        38,239      -8.94%
             2012                            0.10%       0.60%        12.17       12.17         883        10,718       6.37%
             2011                            0.10%       0.10%        11.44       11.44         534         6,108      12.01%
             2010               10/14/10     0.10%       0.10%        10.21       10.21          45           458      -3.79%
LVIP CAPITAL GROWTH STANDARD CLASS
             2013                            0.60%       0.60%        14.37       14.37       1,372        19,712      35.19%
             2012                4/18/12     0.60%       0.60%        10.63       10.63       1,174        12,477       0.01%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
             2013                            0.10%       0.60%         8.86       27.36       8,914        84,388       2.69%
             2012                            0.10%       0.60%         8.63       26.51       7,503        69,009      23.93%
             2011                            0.10%       0.80%         6.90       21.28       8,240        60,245      -9.40%
             2010                            0.10%       0.80%         7.70        7.70       7,655        61,304      17.39%
             2009                            0.50%       0.50%         6.56        6.56         493         3,236      37.15%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
             2013                            0.10%       0.60%        12.51       12.61       7,328       100,023      24.07%
             2012                            0.50%       0.60%        10.08       10.16       5,903        59,559       5.84%
             2011                            0.50%       0.80%         9.44        9.59       4,906        46,696      -8.33%
             2010                            0.50%       0.80%        10.37       10.43       5,026        52,090      26.49%
             2009                            0.50%       0.60%         8.20        8.23       1,094         8,979      47.54%
LVIP DELAWARE BOND STANDARD CLASS
             2013                            0.50%       0.80%        13.99       21.48      49,972       892,845      -3.09%
             2012                            0.10%       0.80%        14.41       22.16      54,111       979,550       5.76%
             2011                            0.10%       0.80%        13.60       20.95      58,865     1,012,945       6.78%
             2010                            0.10%       0.80%        12.71       19.62      51,897       843,678       7.62%
             2009                            0.50%       0.80%        12.60       18.23      47,964       733,573      17.95%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
             2013                            0.10%       0.60%        10.41       10.41       9,709       101,693       0.15%
             2012                            0.60%       0.60%        10.40       10.40       4,373        45,459       3.60%
             2011                4/8/11      0.60%       0.60%        10.03       10.03       3,070        30,805      -1.90%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2009                            0.60%       0.60%        12.63       12.63         573         7,243      31.20%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
             2013                            0.50%       0.50%        15.61       15.61       5,349        83,513      32.60%
             2012                            0.50%       0.50%        11.77       11.77       5,674        66,808      14.74%
             2011                            0.50%       0.50%        10.26       10.26       5,868        60,210       0.69%
             2010                            0.50%       0.50%        10.19       10.19       5,902        60,143      12.37%
             2009                            0.50%       0.50%         9.07        9.07       5,708        51,764      24.06%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2013                            0.60%       0.80%        13.66       27.05       1,687        30,896      34.61%
             2012                            0.60%       0.80%        10.12       20.10       1,637        22,284      14.36%
             2011                            0.60%       0.80%         8.84       17.57       1,516        18,206      -0.16%
             2010                            0.60%       0.80%        12.78       17.60       1,402        17,110      10.68%
             2009                            0.80%       0.80%        11.55       15.90       1,131        13,153      28.95%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
             2013     40.06%       0.43%
             2012     18.24%       1.29%
             2011      4.00%       0.00%
             2010     25.75%       0.00%
             2009     37.64%       0.00%
LVIP BLACKROCK EQUITY DIVIDEND RPM STANDARD CLASS
             2013     17.51%       1.07%
             2012     16.29%       0.68%
             2011     -3.16%       0.76%
             2010     17.21%       1.69%
             2009     22.33%       0.80%
LVIP BLACKROCK INFLATION PROTECTED BOND STANDARD CLASS
             2013     -8.48%       0.57%
             2012      6.37%       0.00%
             2011     12.01%       3.55%
             2010     -3.79%       1.07%
LVIP CAPITAL GROWTH STANDARD CLASS
             2013     35.19%       0.00%
             2012      0.01%       0.00%
LVIP CLARION GLOBAL REAL ESTATE STANDARD CLASS
             2013      3.20%       0.00%
             2012     24.59%       0.00%
             2011     -8.74%       0.00%
             2010     17.39%       0.00%
             2009     37.15%       0.00%
LVIP COLUMBIA SMALL-MID CAP GROWTH RPM STANDARD CLASS
             2013     24.20%       0.00%
             2012      5.92%       0.00%
             2011     -8.07%       0.00%
             2010     26.67%       0.00%
             2009     47.83%       0.00%
LVIP DELAWARE BOND STANDARD CLASS
             2013     -2.79%       1.79%
             2012      6.51%       1.84%
             2011      7.53%       3.41%
             2010      7.95%       3.51%
             2009     18.31%       4.22%
LVIP DELAWARE DIVERSIFIED FLOATING RATE STANDARD CLASS
             2013      0.15%       1.24%
             2012      3.60%       1.36%
             2011     -1.90%       1.61%
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION STANDARD CLASS
             2009     31.20%       0.59%
LVIP DELAWARE GROWTH AND INCOME STANDARD CLASS
             2013     32.60%       1.75%
             2012     14.74%       1.10%
             2011      0.69%       1.08%
             2010     12.37%       1.01%
             2009     24.06%       1.15%
LVIP DELAWARE SOCIAL AWARENESS STANDARD CLASS
             2013     34.88%       1.31%
             2012     14.58%       0.80%
             2011      0.02%       0.79%
             2010     10.68%       0.64%
             2009     28.96%       0.75%


LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT       UNITS                       TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
             2013                            0.60%       0.60%      $ 13.99     $ 13.99       1,186   $    16,584      32.98%
             2012                            0.60%       0.60%        10.52       10.52         987        10,382      14.25%
             2011                            0.60%       0.80%         9.21        9.21       1,786        16,376      -5.77%
             2010                9/22/10     0.60%       0.60%         9.77        9.77         955         9,329      16.50%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM STANDARD CLASS
             2013                            0.10%       0.60%        11.30       11.45       5,637        64,255      14.43%
             2012                5/21/12     0.10%       0.60%         9.88        9.96       1,267        12,526      -0.19%
LVIP DIMENSIONAL U.S. EQUITY RPM STANDARD CLASS
             2013                            0.10%       0.60%        14.13       14.31       7,272       103,629      28.40%
             2012                5/21/12     0.10%       0.60%        11.00       11.09       1,800        19,834      -0.85%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
             2013                            0.10%       0.60%        10.39       10.53       2,252        23,598      -3.34%
             2012                5/21/12     0.10%       0.60%        10.75       10.84         443         4,769       0.21%
LVIP GLOBAL INCOME STANDARD CLASS
             2013                            0.10%       0.60%        12.17       12.17       9,835       119,827      -3.40%
             2012                            0.60%       0.60%        12.60       12.60       6,657        83,899       7.05%
             2011                4/8/11      0.60%       0.60%        11.77       11.77       4,865        57,272      -1.72%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
             2013                            0.10%       0.60%        13.46       13.71       8,238       110,992       5.92%
             2012                5/21/12     0.10%       0.60%        12.71       12.88       6,993        88,876      -0.06%
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
             2013                            0.10%       0.60%        12.96       12.96       2,697        35,563      23.43%
             2012                            0.60%       0.60%        10.50       10.50       8,298        87,156      13.08%
             2011                            0.60%       0.60%         9.29        9.29       7,608        70,661      -2.36%
             2010                9/22/10     0.60%       0.60%         9.51        9.51       6,650        63,256      19.21%
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
             2013                            0.60%       0.80%        12.12       12.29      60,007       729,077      12.84%
             2012                            0.60%       0.80%        10.87       10.87      77,614       837,227       7.25%
             2011                            0.60%       0.60%        10.13       10.13      27,747       281,121      -1.16%
             2010                            0.60%       0.60%        10.25       10.25      28,411       291,226      11.87%
             2009                            0.60%       0.60%         9.16        9.16      29,139       266,985      27.18%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
             2013                            0.10%       0.80%        16.37       18.25       9,095       151,843       8.88%
             2012                            0.10%       0.80%        15.04       16.64       8,366       127,956       8.90%
             2011                            0.10%       0.80%        13.81       13.99       8,984       125,687       2.86%
             2010                            0.60%       0.80%        13.42       13.58       6,941        94,083       9.62%
             2009                            0.60%       0.80%        12.25       12.36      10,808       133,370      23.85%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
             2013                            0.50%       0.50%        13.72       13.72      13,270       182,021      12.98%
             2012                            0.50%       0.60%        10.45       12.14      13,320       160,420       8.49%
             2011                            0.50%       0.60%         9.63       11.18      12,492       138,563      -0.61%
             2010                            0.50%       0.60%         9.69       11.24      11,267       125,592      12.05%
             2009                            0.50%       0.80%        10.02       10.02      15,673       164,907      28.39%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
             2013                            0.10%       0.80%        12.90       19.54      22,110       342,562      11.19%
             2012                            0.10%       0.60%        11.60       17.49      28,375       368,411       8.93%
             2011                            0.10%       0.80%        10.65       15.98      57,255       724,723       0.56%
             2010                            0.10%       0.60%        12.05       12.05      26,626       314,223      11.40%
             2009                            0.50%       0.50%        10.82       10.82      14,189       153,480      27.40%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
             2013                            0.10%       0.60%        10.39       21.96       8,858        97,413      12.93%
             2012                            0.10%       0.60%         9.20       19.35       8,552        82,578      18.68%
             2011                            0.10%       0.60%         7.75        7.75       1,462        13,805     -10.41%
             2010                            0.60%       0.60%         8.65        8.65         912         7,893      12.43%
             2009                            0.60%       0.60%         7.70        7.70         617         4,746      35.00%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE SPECIAL OPPORTUNITIES STANDARD CLASS
             2013     32.98%       1.28%
             2012     14.25%       0.65%
             2011     -5.77%       0.49%
             2010     16.50%       0.71%
LVIP DIMENSIONAL NON-U.S. EQUITY RPM STANDARD CLASS
             2013     15.00%       3.08%
             2012     18.14%       2.82%
LVIP DIMENSIONAL U.S. EQUITY RPM STANDARD CLASS
             2013     29.04%       1.68%
             2012     11.99%       1.28%
LVIP DIMENSIONAL/VANGUARD TOTAL BOND STANDARD CLASS
             2013     -2.84%       2.25%
             2012      1.56%       1.92%
LVIP GLOBAL INCOME STANDARD CLASS
             2013     -3.40%       0.25%
             2012      7.05%       1.82%
             2011     -1.72%       3.61%
LVIP JPMORGAN HIGH YIELD STANDARD CLASS
             2013      6.48%       4.91%
             2012      9.39%       6.45%
LVIP JPMORGAN MID CAP VALUE RPM STANDARD CLASS
             2013     23.43%       0.25%
             2012     13.08%       0.00%
             2011     -2.36%       0.00%
             2010     19.21%       0.08%
LVIP MANAGED RISK PROFILE 2030 STANDARD CLASS
             2013     13.06%       1.11%
             2012      7.25%       3.38%
             2011     -1.16%       0.65%
             2010     11.87%       0.84%
             2009     27.18%       1.73%
LVIP MANAGED RISK PROFILE CONSERVATIVE STANDARD CLASS
             2013      9.63%       2.12%
             2012      9.68%       3.76%
             2011      3.06%       2.25%
             2010      9.84%       2.76%
             2009     24.10%       4.75%
LVIP MANAGED RISK PROFILE GROWTH STANDARD CLASS
             2013     12.98%       1.84%
             2012      8.60%       2.63%
             2011     -0.50%       2.14%
             2010     12.16%       2.23%
             2009     28.39%       5.82%
LVIP MANAGED RISK PROFILE MODERATE STANDARD CLASS
             2013     11.74%       1.54%
             2012      9.48%       2.66%
             2011      1.07%       1.90%
             2010     11.40%       3.76%
             2009     27.40%       3.79%
LVIP MFS INTERNATIONAL GROWTH STANDARD CLASS
             2013     13.49%       0.85%
             2012     19.29%       1.58%
             2011    -10.41%       3.21%
             2010     12.43%       0.86%
             2009     35.00%       1.08%


LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT       UNITS                       TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MFS VALUE STANDARD CLASS
             2013                            0.10%       0.80%      $ 13.45     $ 26.10       5,705   $    88,310      34.86%
             2012                            0.10%       0.80%         9.97       19.22       4,158        49,741      15.40%
             2011                            0.10%       0.80%         8.64       16.54       4,766        47,651      -0.90%
             2010                            0.10%       0.80%         8.72        8.78       3,364        34,685      10.70%
             2009                            0.60%       0.80%         7.88        7.91       2,259        17,860      20.00%
LVIP MID-CAP VALUE STANDARD CLASS
             2013                            0.50%       0.80%        13.09       13.37       6,607        87,477      33.07%
             2012                            0.50%       0.80%         9.84       10.01       6,172        61,392      23.14%
             2011                            0.50%       0.80%         8.11        8.11         496         3,992      -9.76%
             2010                            0.50%       0.50%         8.99        8.99         202         1,818      23.31%
             2009                            0.50%       0.50%         7.29        7.29         148         1,076      41.85%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2013                            0.50%       0.80%         9.81       26.52      27,392       449,570      20.87%
             2012                            0.50%       0.80%        10.60       21.94      28,951       390,932       8.74%
             2011                            0.50%       0.80%         9.72       20.18      19,103       280,750      -4.98%
             2010                            0.50%       0.80%        10.20       21.24      20,901       329,444       1.65%
             2009                            0.50%       0.80%        10.00       20.89      18,987       295,082      20.27%
LVIP MONEY MARKET STANDARD CLASS
             2013                            0.50%       0.80%        10.76       11.90      40,872       425,394      -0.77%
             2012                            0.50%       0.80%        10.81       11.99      26,659       298,276      -0.78%
             2011                            0.50%       0.80%        10.86       12.08      25,681       288,491      -0.77%
             2010                            0.50%       0.80%        10.91       12.17      75,145       826,937      -0.75%
             2009                            0.50%       0.80%        10.96       12.27      42,826       493,425      -0.50%
LVIP SSGA BOND INDEX STANDARD CLASS
             2013                            0.10%       0.60%        12.03       12.10      16,144       194,795      -3.15%
             2012                            0.10%       0.60%        12.39       12.48      11,041       137,509       3.23%
             2011                            0.10%       0.60%        11.94       12.08      10,107       121,832       6.75%
             2010                            0.10%       0.60%        11.28       11.30      10,021       113,032       5.33%
             2009                5/11/09     0.50%       0.60%        10.70       10.72       7,888        84,534       2.28%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
             2013                5/31/13     0.60%       0.60%        12.47       12.47       2,548        31,781       3.54%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
             2013                            0.50%       0.60%        10.03       10.03       2,614        26,142      19.71%
             2012                            0.50%       0.50%         8.37        8.37       1,651        13,826      13.07%
             2011                            0.50%       0.50%         7.41        7.41       1,753        12,986     -12.57%
             2010                            0.50%       0.50%         8.47        8.47       1,437        12,170       6.72%
             2009                7/22/09     0.50%       0.50%         7.94        7.94       1,251         9,933      16.76%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
             2013                            0.10%       0.60%        13.60       26.88      11,042       154,580      -3.41%
             2012                            0.10%       0.60%        14.14       27.69       8,219       119,218      12.09%
             2011                            0.10%       0.80%        12.48       12.62       4,323        56,524     -15.62%
             2010                            0.50%       0.80%        14.91       14.91       3,465        51,507      27.14%
             2009                7/22/09     0.50%       0.50%        11.72       11.72         738         8,650      26.53%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
             2013                            0.10%       0.80%        14.23       14.47       3,496        54,603       8.93%
             2012                            0.60%       0.80%        13.06       13.26       6,163        81,284      10.26%
             2011                            0.60%       0.80%        11.84       12.00       5,456        65,150      -0.58%
             2010                            0.60%       0.80%        11.91       12.04       2,740        32,708       7.87%
             2009                            0.60%       0.80%        11.04       11.14       2,565        28,379      29.75%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
             2013                            0.50%       0.60%         9.65        9.70       4,811        46,487      20.26%
             2012                            0.50%       0.60%         8.02        8.06       6,321        50,765      17.42%
             2011                            0.50%       0.60%         6.83        6.86       4,919        33,645     -12.90%
             2010                            0.50%       0.60%         7.84        7.86       4,765        37,402       6.41%
             2009                5/11/09     0.50%       0.60%         7.37        7.38       4,524        33,358      15.74%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP MFS VALUE STANDARD CLASS
             2013     35.82%       2.04%
             2012     16.22%       1.21%
             2011     -0.20%       1.70%
             2010     10.92%       1.38%
             2009     20.24%       0.34%
LVIP MID-CAP VALUE STANDARD CLASS
             2013     33.48%       0.22%
             2012     23.47%       0.83%
             2011     -9.76%       0.00%
             2010     23.31%       0.25%
             2009     41.85%       0.54%
LVIP MONDRIAN INTERNATIONAL VALUE STANDARD CLASS
             2013     21.23%       2.50%
             2012      9.07%       3.34%
             2011     -4.69%       2.93%
             2010      1.95%       3.56%
             2009     20.63%       3.35%
LVIP MONEY MARKET STANDARD CLASS
             2013     -0.47%       0.03%
             2012     -0.47%       0.02%
             2011     -0.47%       0.03%
             2010     -0.45%       0.05%
             2009     -0.20%       0.29%
LVIP SSGA BOND INDEX STANDARD CLASS
             2013     -2.67%       2.13%
             2012      3.76%       2.52%
             2011      7.29%       3.12%
             2010      5.44%       2.07%
             2009      3.32%       2.43%
LVIP SSGA CONSERVATIVE INDEX ALLOCATION STANDARD CLASS
             2013      3.54%       1.49%
LVIP SSGA DEVELOPED INTERNATIONAL 150 STANDARD CLASS
             2013     19.71%       3.12%
             2012     13.07%       2.73%
             2011    -12.57%       2.68%
             2010      6.72%       1.29%
             2009     16.76%       1.70%
LVIP SSGA EMERGING MARKETS 100 STANDARD CLASS
             2013     -2.94%       2.53%
             2012     12.55%       3.85%
             2011    -15.36%       2.85%
             2010     27.14%       1.92%
             2009     26.53%       1.40%
LVIP SSGA GLOBAL TACTICAL ALLOCATION RPM STANDARD CLASS
             2013      9.15%       1.28%
             2012     10.48%       3.67%
             2011     -0.38%       1.38%
             2010      8.09%       1.06%
             2009     30.02%       6.82%
LVIP SSGA INTERNATIONAL INDEX STANDARD CLASS
             2013     20.38%       1.56%
             2012     17.54%       2.14%
             2011    -12.82%       1.34%
             2010      6.51%       1.46%
             2009     26.28%       1.73%


LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT       UNITS                       TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA LARGE CAP 100 STANDARD CLASS
             2013                            0.50%       0.80%      $ 15.17     $ 15.42       6,820   $   104,938      34.77%
             2012                            0.50%       0.80%        11.41       11.41       7,641        87,054      11.66%
             2011                            0.50%       0.50%        10.22       10.22       7,049        72,030       1.81%
             2010                            0.50%       0.50%        10.04       10.04       6,902        69,276      18.60%
             2009                7/22/09     0.50%       0.50%         8.46        8.46       2,669        22,586      24.49%
LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
             2013                            0.10%       0.10%        13.71       13.71         729         9,988      12.35%
             2012                            0.10%       0.10%        12.20       12.20         598         7,301      11.61%
             2011                1/13/11     0.10%       0.10%        10.93       10.93         456         4,989      -1.59%
LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
             2013                            0.60%       0.60%        13.33       13.33       7,939       105,853      12.13%
             2012                            0.60%       0.60%        11.89       11.89       8,511       101,204       9.88%
             2011                9/16/11     0.60%       0.60%        10.82       10.82       4,212        45,581       1.07%
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
             2013               11/20/13     0.60%       0.60%        13.89       13.89       1,497        20,792       1.86%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
             2013                            0.10%       0.60%        13.21       16.24      31,272       478,744      31.21%
             2012                            0.50%       0.80%        11.39       12.38      32,580       378,774      14.96%
             2011                            0.50%       0.60%         9.90       10.77      28,844       307,956       1.24%
             2010                            0.50%       0.60%         9.77       10.63      29,047       306,425      14.04%
             2009                            0.50%       0.60%         9.32        9.32      29,229       270,509      25.35%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
             2013                            0.10%       0.60%        14.24       30.49       3,408        51,973      37.08%
             2012                            0.10%       0.60%        10.39       22.13       3,755        41,396      15.19%
             2011                            0.10%       0.60%         9.02       19.12       7,755        71,866      -5.13%
             2010                            0.10%       0.60%         9.51        9.54       6,484        63,532      25.43%
             2009                            0.50%       0.60%         7.58        7.60       5,472        41,492      25.27%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
             2013                            0.10%       0.60%        18.77       38.34         820        18,504      33.82%
             2012                            0.10%       0.50%        14.03       28.53         721        12,344      13.26%
             2011                            0.10%       0.50%        12.39       25.09         734        10,934      -2.70%
             2010                            0.10%       0.50%        12.73       12.73         676        10,384      27.12%
             2009                7/22/09     0.50%       0.50%        10.01       10.01         562         5,628      29.66%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
             2013                            0.10%       0.60%        15.16       15.16       2,400        44,184      38.21%
             2012                            0.60%       0.60%        10.97       10.97       1,475        16,179      17.61%
             2011                            0.60%       0.60%         9.33        9.33         276         2,578      -2.23%
             2010                1/12/10     0.60%       0.60%         9.54        9.54         209         1,997      15.55%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2013                            0.10%       0.80%        18.07       24.06       5,467       108,524      33.69%
             2012                            0.50%       0.80%        13.47       18.00       5,038        70,163      15.40%
             2011                            0.50%       0.80%        11.64       15.42       4,601        55,054      -4.45%
             2010                            0.50%       0.60%        12.17       16.14       4,171        52,003      27.60%
             2009                            0.50%       0.60%         9.53        9.53       4,078        39,975      45.61%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
             2013                            0.10%       0.60%        23.20       23.20       2,064        28,981      19.81%
             2012                            0.10%       0.10%        19.37       19.37         391         7,579      21.13%
             2011                1/13/11     0.10%       0.10%        15.99       15.99         307         4,908      -5.06%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
             2013                            0.10%       0.80%        12.54       23.72       7,392        98,955      24.50%
             2012                            0.10%       0.80%        10.07       18.92       6,883        73,429      15.46%
             2011                            0.10%       0.80%         8.72       16.25       5,985        54,190      -6.44%
             2010                            0.10%       0.80%         9.33       13.16       6,916        66,222      10.46%
             2009                            0.60%       0.80%         8.44       11.89       7,008        60,442      37.42%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
             2013                2/19/13     0.60%       0.60%        14.00       14.00       3,070        42,961      20.45%



                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSGA LARGE CAP 100 STANDARD CLASS
             2013     35.17%       2.26%
             2012     11.66%       1.69%
             2011      1.81%       1.70%
             2010     18.60%       1.89%
             2009     24.49%       1.54%
LVIP SSGA MODERATE INDEX ALLOCATION STANDARD CLASS
             2013     12.35%       1.96%
             2012     11.61%       2.04%
             2011     -1.59%       0.60%
LVIP SSGA MODERATE STRUCTURED ALLOCATION STANDARD CLASS
             2013     12.13%       2.32%
             2012      9.88%       4.48%
             2011      1.07%       0.00%
LVIP SSGA MODERATELY AGGRESSIVE STRUCTURED ALLOCATION STANDARD CLASS
             2013      1.86%       2.30%
LVIP SSGA S&P 500 INDEX STANDARD CLASS
             2013     31.34%       1.59%
             2012     15.07%       0.98%
             2011      1.34%       0.92%
             2010     14.15%       1.17%
             2009     25.35%       1.57%
LVIP SSGA SMALL-CAP INDEX STANDARD CLASS
             2013     37.73%       0.77%
             2012     15.78%       0.39%
             2011     -4.64%       0.38%
             2010     25.56%       0.59%
             2009     25.37%       0.97%
LVIP SSGA SMALL-MID CAP 200 STANDARD CLASS
             2013     34.36%       2.98%
             2012     13.73%       2.57%
             2011     -2.31%       1.75%
             2010     27.12%       1.85%
             2009     29.66%       1.82%
LVIP T. ROWE PRICE GROWTH STOCK STANDARD CLASS
             2013     38.22%       0.00%
             2012     17.61%       0.00%
             2011     -2.23%       0.00%
             2010     15.55%       0.00%
LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH STANDARD CLASS
             2013     34.12%       0.00%
             2012     15.72%       0.00%
             2011     -4.35%       0.00%
             2010     27.73%       0.00%
             2009     45.61%       0.12%
LVIP TEMPLETON GROWTH RPM STANDARD CLASS
             2013     19.81%       1.63%
             2012     21.13%       1.76%
             2011     -5.06%       3.55%
LVIP UBS LARGE CAP GROWTH RPM STANDARD CLASS
             2013     25.39%       0.00%
             2012     16.39%       0.00%
             2011     -5.72%       0.21%
             2010     10.68%       0.76%
             2009     37.70%       0.87%
LVIP VANGUARD DOMESTIC EQUITY ETF STANDARD CLASS
             2013     20.45%       1.15%


LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                          MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                MINIMUM
                    COMMENCEMENT          FEE         FEE         UNIT        UNIT       UNITS                       TOTAL
SUBACCOUNT   YEAR   DATE(1)               RATE(2)     RATE(2)     VALUE(3)    VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
             2013                            0.60%       0.60%      $ 11.38     $ 11.38      13,979   $   159,052      14.06%
             2012                5/25/12     0.60%       0.60%         9.97        9.97       9,999        99,742      20.44%
M CAPITAL APPRECIATION
             2009                            0.60%       0.60%        14.43       14.43         515         7,435      47.73%
M INTERNATIONAL EQUITY
             2013                            0.60%       0.60%        16.20       16.20       1,595        25,844      15.63%
             2012                            0.60%       0.60%        14.01       14.01       1,653        23,158      19.96%
             2011                            0.60%       0.60%        11.68       11.68       1,718        20,058     -14.08%
             2010                            0.60%       0.60%        13.59       13.59       1,785        24,263       3.98%
             2009                            0.60%       0.60%        13.07       13.07       1,858        24,294      24.53%
MFS VIT GROWTH INITIAL CLASS
             2013                            0.10%       0.80%        16.85       28.14      11,791       209,940      35.76%
             2012                            0.10%       0.80%        12.41       20.59      11,148       141,506      16.45%
             2011                            0.10%       0.80%        10.66       17.55      14,129       153,188      -1.12%
             2010                            0.10%       0.80%        10.78       15.90      14,960       163,314      14.42%
             2009                            0.60%       0.80%         9.42       13.86      14,494       137,633      36.58%
MFS VIT TOTAL RETURN INITIAL CLASS
             2013                            0.10%       0.80%        14.89       21.76       8,095       163,265      18.10%
             2012                            0.10%       0.80%        12.57       18.43      10,869       176,867      10.37%
             2011                            0.10%       0.80%        11.35       16.70      21,702       300,441       0.96%
             2010                            0.10%       0.80%        11.21       16.54      22,777       311,735       9.05%
             2009                            0.50%       0.80%        10.25       15.16      15,888       202,962      17.08%
MFS VIT UTILITIES INITIAL CLASS
             2013                            0.10%       0.80%        21.49       44.50      44,906     1,398,012      19.56%
             2012                            0.10%       0.80%        17.92       37.22      41,445     1,084,745      12.58%
             2011                            0.10%       0.80%        15.87       33.06      40,890       949,395       5.93%
             2010                            0.10%       0.80%        14.94       31.21      39,233       868,322      12.90%
             2009                            0.50%       0.80%        13.19       27.64      36,208       710,682      32.16%
NB AMT LARGE CAP VALUE I CLASS
             2013                            0.80%       0.80%        20.27       20.27       3,611        73,214      30.09%
             2012                            0.80%       0.80%        15.58       15.58       3,809        59,354      15.67%
             2011                            0.80%       0.80%        13.47       13.47       4,025        54,231     -12.07%
             2010                            0.80%       0.80%        15.32       15.32       5,216        79,916      14.75%
             2009                            0.80%       0.80%        13.35       13.35       4,884        65,223      54.83%
NB AMT MID CAP GROWTH I CLASS
             2013                            0.50%       0.80%        17.57       32.82      34,096       811,866      31.56%
             2012                            0.50%       0.80%        13.32       24.95      35,799       647,388      11.52%
             2011                            0.50%       0.80%        11.90       22.37      37,338       606,374      -0.33%
             2010                            0.50%       0.80%        11.91       22.44      38,926       633,328      28.07%
             2009                            0.50%       0.80%         9.27       17.52      41,507       527,638      30.55%
NB AMT MID CAP INTRINSIC VALUE I CLASS
             2013                            0.50%       0.80%        15.50       30.05       2,090        43,600      35.96%
             2012                            0.50%       0.80%        11.37       22.11       2,729        40,883      14.61%
             2011                            0.50%       0.80%         9.89       19.29       2,905        38,015      -7.24%
             2010                            0.50%       0.80%        10.63       20.79       2,814        40,177      25.18%
             2009                            0.50%       0.80%         8.46       16.61       3,125        35,743      45.39%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
             2013                            0.60%       0.60%        12.71       12.71      11,946       151,790     -15.21%
             2012                            0.60%       0.60%        14.99       14.99       6,821       102,217       4.73%
             2011                            0.60%       0.80%        14.24       14.31      11,310       161,731      -8.30%
             2010                            0.60%       0.80%        15.52       15.57       9,017       140,344      23.53%
             2009                8/27/09     0.60%       0.80%        12.57       12.58       3,086        38,818      14.71%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2013                            0.80%       0.80%        19.49       21.69         690        14,704      40.53%
             2012                            0.80%       0.80%        13.87       13.87         726        10,965      21.28%
             2011                            0.80%       0.80%        11.44       11.44         191         2,189      -1.97%
             2010                            0.80%       0.80%        11.67       11.67         212         2,469       1.68%
             2009                            0.80%       0.80%        11.47       11.47         211         2,417      25.01%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
LVIP VANGUARD INTERNATIONAL EQUITY ETF STANDARD CLASS
             2013     14.06%       2.30%
             2012     20.44%       7.05%
M CAPITAL APPRECIATION
             2009     47.73%       0.05%
M INTERNATIONAL EQUITY
             2013     15.63%       2.40%
             2012     19.96%       2.08%
             2011    -14.08%       3.02%
             2010      3.98%       3.30%
             2009     24.53%       2.46%
MFS VIT GROWTH INITIAL CLASS
             2013     36.72%       0.24%
             2012     17.29%       0.00%
             2011     -0.46%       0.19%
             2010     14.65%       0.11%
             2009     36.86%       0.31%
MFS VIT TOTAL RETURN INITIAL CLASS
             2013     18.99%       1.94%
             2012     11.25%       2.01%
             2011      1.74%       2.59%
             2010      9.38%       2.35%
             2009     17.44%       3.56%
MFS VIT UTILITIES INITIAL CLASS
             2013     20.42%       2.37%
             2012     13.37%       6.81%
             2011      6.75%       3.29%
             2010     13.24%       3.07%
             2009     32.55%       4.18%
NB AMT LARGE CAP VALUE I CLASS
             2013     30.09%       1.16%
             2012     15.67%       0.42%
             2011    -12.07%       0.00%
             2010     14.75%       0.68%
             2009     54.83%       2.62%
NB AMT MID CAP GROWTH I CLASS
             2013     31.95%       0.00%
             2012     11.85%       0.00%
             2011     -0.03%       0.00%
             2010     28.45%       0.00%
             2009     30.94%       0.00%
NB AMT MID CAP INTRINSIC VALUE I CLASS
             2013     36.37%       1.14%
             2012     14.95%       0.61%
             2011     -6.96%       0.65%
             2010     25.56%       0.74%
             2009     45.82%       1.79%
PIMCO VIT COMMODITYREALRETURN STRATEGY ADMINISTRATIVE CLASS
             2013    -15.21%       1.71%
             2012      4.73%       2.83%
             2011     -8.11%      14.37%
             2010     23.78%      14.72%
             2009     17.28%       4.56%
PUTNAM VT GLOBAL HEALTH CARE CLASS IB
             2013     40.54%       1.09%
             2012     21.28%       0.52%
             2011     -1.97%       0.85%
             2010      1.68%       1.87%
             2009     25.01%       0.00%

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                    MINIMUM     MAXIMUM     MINIMUM     MAXIMUM                                MINIMUM
                    COMMENCEMENT    FEE         FEE         UNIT        UNIT       UNITS                       TOTAL
SUBACCOUNT   YEAR   DATE(1)         RATE(2)     RATE(2)     VALUE(3)    VALUE(3)   OUTSTANDING     NET ASSETS  RETURN(4)
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH & INCOME CLASS IB
             2013                      0.80%       0.80%      $ 17.58     $ 17.58       1,062   $    18,683      34.60%
             2012                      0.80%       0.80%        13.06       13.06       1,074        14,026      18.19%
             2011                      0.80%       0.80%        11.05       11.05       1,094        12,094      -5.40%
             2010                      0.80%       0.80%        11.68       11.68       1,118        13,064      13.47%
             2009                      0.80%       0.80%        10.30       10.30       1,142        11,760      28.78%


                    MAXIMUM     INVESTMENT
                    TOTAL       INCOME
SUBACCOUNT   YEAR   RETURN(4)   RATIO(5)
------------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH & INCOME CLASS IB
             2013     34.60%       1.61%
             2012     18.19%       1.69%
             2011     -5.40%       1.23%
             2010     13.47%       1.52%
             2009     28.78%       2.67%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.


4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2013:


                                                                                                              AGGREGATE   AGGREGATE
                                                                                                              COST OF     PROCEEDS
SUBACCOUNT                                                                                                    PURCHASES   FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                                         $   20,539  $    5,467
ABVPSF Growth and Income Class A                                                                                  16,342       6,768
ABVPSF International Value Class A                                                                                 8,913       4,097
ABVPSF Large Cap Growth Class A                                                                                        1       1,412
ABVPSF Small/Mid Cap Value Class A                                                                                73,028      65,412
American Century VP Inflation Protection Class I                                                                  33,809      27,680
American Funds Global Growth Class 2                                                                             239,708      31,022
American Funds Global Small Capitalization Class 2                                                                21,445      32,859
American Funds Growth Class 2                                                                                    168,920     114,609
American Funds Growth-Income Class 2                                                                             228,149     107,838
American Funds International Class 2                                                                             114,531     152,845
BlackRock Global Allocation V.I. Class I                                                                         450,029      21,463
Delaware VIP Diversified Income Standard Class                                                                    85,680      78,529
Delaware VIP Emerging Markets Standard Class                                                                     132,934     102,440
Delaware VIP High Yield Standard Class                                                                            31,589      10,236
Delaware VIP Limited-Term Diversified Income Standard Class                                                       11,828      10,423
Delaware VIP REIT Standard Class                                                                                 123,588     106,734

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                                                                                              AGGREGATE   AGGREGATE
                                                                                                              COST OF     PROCEEDS
SUBACCOUNT                                                                                                    PURCHASES   FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
Delaware VIP Small Cap Value Standard Class                                                                   $  128,143  $  112,746
Delaware VIP Smid Cap Growth Standard Class                                                                       71,797      45,478
Delaware VIP U.S. Growth Standard Class                                                                           34,278      14,931
Delaware VIP Value Standard Class                                                                                 82,423      29,699
DWS Alternative Asset Allocation VIP Class A                                                                      20,376       1,348
DWS Equity 500 Index VIP Class A                                                                                  44,988      40,518
DWS Small Cap Index VIP Class A                                                                                   28,787      13,798
Fidelity VIP Contrafund Service Class                                                                            168,817     122,315
Fidelity VIP Equity-Income Service Class                                                                          18,538       7,505
Fidelity VIP Growth Service Class                                                                                  7,087       3,901
Fidelity VIP Growth Opportunities Service Class                                                                      753         562
Fidelity VIP High Income Service Class                                                                            21,259      21,346
Fidelity VIP Mid Cap Service Class                                                                               216,998     127,310
Fidelity VIP Overseas Service Class                                                                                6,286       6,046
FTVIPT Franklin Income Securities Class 1                                                                         69,935       7,744
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                                            6,237       7,030
FTVIPT Mutual Shares Securities Class 1                                                                          132,882      30,381
FTVIPT Templeton Foreign Securities Class 2                                                                        5,691       6,185
FTVIPT Templeton Global Bond Securities Class 1                                                                   37,119     107,958
FTVIPT Templeton Growth Securities Class 1                                                                         7,487       7,549
FTVIPT Templeton Growth Securities Class 2                                                                         1,552       2,407
Invesco V.I. American Franchise Series I                                                                          16,410      34,380
Invesco V.I. Core Equity Series I                                                                                 14,699      38,661
Invesco V.I. International Growth Series I                                                                         8,132      28,664
Janus Aspen Balanced Institutional Class                                                                          36,982      10,756
Janus Aspen Balanced Service Class                                                                                 2,426         842
Janus Aspen Enterprise Service Class                                                                               2,115       1,710
Janus Aspen Global Research Institutional Class                                                                    4,440      11,287
Janus Aspen Global Research Service Class                                                                            483         271
Janus Aspen Global Technology Service Class                                                                          729         579
LVIP Baron Growth Opportunities Standard Class                                                                     4,737     116,485
LVIP Baron Growth Opportunities Service Class                                                                     81,062      60,162
LVIP BlackRock Equity Dividend RPM Standard Class                                                                 30,217      23,838
LVIP BlackRock Inflation Protected Bond Standard Class                                                            33,844       4,042
LVIP Capital Growth Standard Class                                                                                 2,599         463
LVIP Clarion Global Real Estate Standard Class                                                                    23,931      10,968
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                                             31,134       6,312
LVIP Delaware Bond Standard Class                                                                                149,879     187,592
LVIP Delaware Diversified Floating Rate Standard Class                                                            60,207       3,847
LVIP Delaware Growth and Income Standard Class                                                                     7,235       8,928
LVIP Delaware Social Awareness Standard Class                                                                      3,010       1,619
LVIP Delaware Special Opportunities Standard Class                                                                 4,320         681
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                                               53,289       5,589
LVIP Dimensional U.S. Equity RPM Standard Class                                                                   83,340      11,926
LVIP Dimensional/Vanguard Total Bond Standard Class                                                               21,174       1,664
LVIP Global Income Standard Class                                                                                 57,682      18,704
LVIP JPMorgan High Yield Standard Class                                                                           32,096      11,154
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                                     5,544      71,867
LVIP Managed Risk Profile 2030 Standard Class                                                                      9,226     213,790
LVIP Managed Risk Profile Conservative Standard Class                                                             22,221       5,892
LVIP Managed Risk Profile Growth Standard Class                                                                   21,952      19,005
LVIP Managed Risk Profile Moderate Standard Class                                                                 66,217     126,938
LVIP MFS International Growth Standard Class                                                                       7,633       3,348
LVIP MFS Value Standard Class                                                                                     27,383       7,581
LVIP Mid-Cap Value Standard Class                                                                                 13,832       8,959
LVIP Mondrian International Value Standard Class                                                                  18,299      32,248
LVIP Money Market Standard Class                                                                                 780,051     652,942
LVIP SSgA Bond Index Standard Class                                                                               81,631      15,317
LVIP SSgA Conservative Index Allocation Standard Class                                                            33,586       2,551
LVIP SSgA Developed International 150 Standard Class                                                              12,226       3,713
LVIP SSgA Emerging Markets 100 Standard Class                                                                     50,733       9,654

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                                                                                              AGGREGATE   AGGREGATE
                                                                                                              COST OF     PROCEEDS
SUBACCOUNT                                                                                                    PURCHASES   FROM SALES
------------------------------------------------------------------------------------------------------------------------------------
LVIP SSgA Global Tactical Allocation RPM Standard Class                                                       $   28,965  $   62,307
LVIP SSgA International Index Standard Class                                                                         783      13,235
LVIP SSgA Large Cap 100 Standard Class                                                                             8,869      12,789
LVIP SSgA Moderate Index Allocation Standard Class                                                                 3,324       1,384
LVIP SSgA Moderate Structured Allocation Standard Class                                                            9,871      15,153
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                                              21,405         524
LVIP SSgA S&P 500 Index Standard Class                                                                            46,180      57,314
LVIP SSgA Small-Cap Index Standard Class                                                                           4,979       9,305
LVIP SSgA Small-Mid Cap 200 Standard Class                                                                         5,782       2,259
LVIP T. Rowe Price Growth Stock Standard Class                                                                    20,103       1,173
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                                       23,165       8,376
LVIP Templeton Growth RPM Standard Class                                                                          22,486       4,699
LVIP UBS Large Cap Growth RPM Standard Class                                                                       7,581       1,779
LVIP Vanguard Domestic Equity ETF Standard Class                                                                  39,401       3,614
LVIP Vanguard International Equity ETF Standard Class                                                             50,550       7,269
M International Equity                                                                                               505         931
MFS VIT Growth Initial Class                                                                                      24,501       8,238
MFS VIT Total Return Initial Class                                                                                27,124      69,841
MFS VIT Utilities Initial Class                                                                                  177,370      38,367
NB AMT Large Cap Value I Class                                                                                       770       4,107
NB AMT Mid Cap Growth I Class                                                                                      8,124      48,350
NB AMT Mid Cap Intrinsic Value I Class                                                                             2,645      12,581
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                                       83,110      11,665
Putnam VT Global Health Care Class IB                                                                                543         712
Putnam VT Growth & Income Class IB                                                                                   266         304


5. INVESTMENTS

The following is a summary of investments owned at December 31, 2013:


                                                                                                NET
                                                                                      SHARES    ASSET    FAIR VALUE
SUBACCOUNT                                                                            OWNED     VALUE    OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                   7,880  $ 20.75  $    163,499  $    119,787
ABVPSF Growth and Income Class A                                                        8,425    27.80       234,206       176,302
ABVPSF International Value Class A                                                      3,370    14.99        50,515        47,121
ABVPSF Large Cap Growth Class A                                                            13    42.78           540           327
ABVPSF Small/Mid Cap Value Class A                                                     14,041    22.89       321,389       224,074
American Century VP Inflation Protection Class I                                       12,664    10.48       132,720       138,667
American Funds Global Growth Class 2                                                   12,615    29.92       377,448       314,873
American Funds Global Small Capitalization Class 2                                      7,872    25.25       198,763       149,347
American Funds Growth Class 2                                                          25,732    77.94     2,005,536     1,399,120
American Funds Growth-Income Class 2                                                   32,507    50.40     1,638,332     1,165,314
American Funds International Class 2                                                   62,252    21.15     1,316,622     1,093,855
BlackRock Global Allocation V.I. Class I                                               37,856    17.61       666,652       638,830
Delaware VIP Diversified Income Standard Class                                         32,965    10.53       347,121       353,520
Delaware VIP Emerging Markets Standard Class                                           27,078    21.47       581,358       509,318
Delaware VIP High Yield Standard Class                                                 38,234     6.19       236,667       215,260
Delaware VIP Limited-Term Diversified Income Standard Class                             3,403     9.86        33,551        34,405
Delaware VIP REIT Standard Class                                                       79,409    12.14       964,024       907,182
Delaware VIP Small Cap Value Standard Class                                            36,361    41.72     1,517,000     1,012,505
Delaware VIP Smid Cap Growth Standard Class                                            15,561    32.39       504,020       344,888
Delaware VIP U.S. Growth Standard Class                                                33,792    13.14       444,022       322,811
Delaware VIP Value Standard Class                                                      23,468    26.09       612,287       442,920
DWS Alternative Asset Allocation VIP Class A                                            1,649    13.75        22,669        22,623
DWS Equity 500 Index VIP Class A                                                       29,876    19.01       567,938       391,797
DWS Small Cap Index VIP Class A                                                        12,527    17.69       221,605       156,413
Fidelity VIP Contrafund Service Class                                                  32,867    34.24     1,125,379       840,239
Fidelity VIP Equity-Income Service Class                                                8,866    23.20       205,692       184,258
Fidelity VIP Growth Service Class                                                         794    57.00        45,271        31,395

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                                                                                NET
                                                                                      SHARES    ASSET    FAIR VALUE
SUBACCOUNT                                                                            OWNED     VALUE    OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Service Class                                           648  $ 29.91  $     19,392  $     10,450
Fidelity VIP High Income Service Class                                                 22,692     5.77       130,932       129,731
Fidelity VIP Mid Cap Service Class                                                     19,165    36.16       692,990       581,891
Fidelity VIP Overseas Service Class                                                     8,069    20.56       165,890       133,047
FTVIPT Franklin Income Securities Class 1                                              11,473    16.52       189,533       171,666
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                 2,416    28.38        68,565        47,332
FTVIPT Mutual Shares Securities Class 1                                                15,846    21.92       347,350       287,533
FTVIPT Templeton Foreign Securities Class 2                                             7,194    17.24       124,017        99,113
FTVIPT Templeton Global Bond Securities Class 1                                         8,686    19.15       166,338       158,651
FTVIPT Templeton Growth Securities Class 1                                              4,928    15.47        76,237        57,198
FTVIPT Templeton Growth Securities Class 2                                              1,370    15.23        20,867        15,861
Invesco V.I. American Franchise Series I                                                9,425    50.63       477,188       350,752
Invesco V.I. Core Equity Series I                                                       9,050    38.43       347,795       244,933
Invesco V.I. International Growth Series I                                              2,193    35.32        77,439        53,114
Janus Aspen Balanced Institutional Class                                               12,964    30.27       392,416       337,703
Janus Aspen Balanced Service Class                                                      1,053    31.72        33,412        28,972
Janus Aspen Enterprise Service Class                                                    1,110    56.80        63,066        41,203
Janus Aspen Global Research Institutional Class                                         4,838    38.99       188,652       138,221
Janus Aspen Global Research Service Class                                                 245    38.40         9,403         6,811
Janus Aspen Global Technology Service Class                                             1,377     8.34        11,481         5,953
LVIP Baron Growth Opportunities Standard Class                                          1,219    45.94        56,017        35,305
LVIP Baron Growth Opportunities Service Class                                           9,128    45.20       412,607       290,436
LVIP BlackRock Equity Dividend RPM Standard Class                                       1,076    17.46        18,784        15,115
LVIP BlackRock Inflation Protected Bond Standard Class                                  3,753    10.19        38,239        40,092
LVIP Capital Growth Standard Class                                                        522    37.74        19,712        14,626
LVIP Clarion Global Real Estate Standard Class                                          9,614     8.78        84,389        75,273
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                   7,335    13.64       100,024        83,322
LVIP Delaware Bond Standard Class                                                      66,305    13.47       892,863       884,243
LVIP Delaware Diversified Floating Rate Standard Class                                 10,032    10.14       101,694       101,522
LVIP Delaware Growth and Income Standard Class                                          1,980    42.18        83,514        63,796
LVIP Delaware Social Awareness Standard Class                                             721    42.84        30,897        21,720
LVIP Delaware Special Opportunities Standard Class                                        401    41.37        16,584        13,990
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                     6,184    10.39        64,255        59,597
LVIP Dimensional U.S. Equity RPM Standard Class                                         7,593    13.65       103,630        91,503
LVIP Dimensional/Vanguard Total Bond Standard Class                                     2,308    10.22        23,598        24,274
LVIP Global Income Standard Class                                                      10,493    11.42       119,829       121,225
LVIP JPMorgan High Yield Standard Class                                                 9,819    11.30       110,994       108,454
LVIP JPMorgan Mid Cap Value RPM Standard Class                                          2,442    14.56        35,564        24,324
LVIP Managed Risk Profile 2030 Standard Class                                          61,094    11.93       729,092       637,475
LVIP Managed Risk Profile Conservative Standard Class                                  11,146    13.62       151,846       133,799
LVIP Managed Risk Profile Growth Standard Class                                        13,696    13.29       182,023       142,510
LVIP Managed Risk Profile Moderate Standard Class                                      24,797    13.82       342,566       291,597
LVIP MFS International Growth Standard Class                                            6,681    14.58        97,414        81,084
LVIP MFS Value Standard Class                                                           2,558    34.53        88,311        64,134
LVIP Mid-Cap Value Standard Class                                                       4,112    21.27        87,479        63,028
LVIP Mondrian International Value Standard Class                                       24,796    18.13       449,579       402,723
LVIP Money Market Standard Class                                                       42,540    10.00       425,401       425,401
LVIP SSgA Bond Index Standard Class                                                    17,690    11.01       194,798       196,490
LVIP SSgA Conservative Index Allocation Standard Class                                  2,649    12.00        31,782        31,064
LVIP SSgA Developed International 150 Standard Class                                    2,754     9.49        26,142        21,975
LVIP SSgA Emerging Markets 100 Standard Class                                          15,588     9.92       154,582       159,518
LVIP SSgA Global Tactical Allocation RPM Standard Class                                 4,634    11.78        54,604        52,681
LVIP SSgA International Index Standard Class                                            4,915     9.46        46,488        33,227
LVIP SSgA Large Cap 100 Standard Class                                                  7,252    14.47       104,940        69,998
LVIP SSgA Moderate Index Allocation Standard Class                                        774    12.91         9,988         9,034
LVIP SSgA Moderate Structured Allocation Standard Class                                 8,519    12.43       105,855        94,550
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                    1,624    12.80        20,792        20,878
LVIP SSgA S&P 500 Index Standard Class                                                 36,108    13.26       478,752       310,407
LVIP SSgA Small-Cap Index Standard Class                                                1,945    26.72        51,974        31,354
LVIP SSgA Small-Mid Cap 200 Standard Class                                              1,202    15.39        18,504        14,287
LVIP T. Rowe Price Growth Stock Standard Class                                          1,540    28.68        44,184        34,653

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                                                                                NET
                                                                                      SHARES    ASSET    FAIR VALUE
SUBACCOUNT                                                                            OWNED     VALUE    OF SHARES    COST OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                             5,182  $ 20.94  $    108,525  $     70,437
LVIP Templeton Growth RPM Standard Class                                                  852    34.02        28,981        25,211
LVIP UBS Large Cap Growth RPM Standard Class                                            3,348    29.56        98,957        69,262
LVIP Vanguard Domestic Equity ETF Standard Class                                        3,201    13.42        42,962        35,959
LVIP Vanguard International Equity ETF Standard Class                                  15,484    10.27       159,055       138,176
M International Equity                                                                  1,965    13.15        25,844        33,323
MFS VIT Growth Initial Class                                                            5,374    39.07       209,944       123,903
MFS VIT Total Return Initial Class                                                      6,965    23.44       163,268       129,923
MFS VIT Utilities Initial Class                                                        43,853    31.88     1,398,036     1,116,795
NB AMT Large Cap Value I Class                                                          4,868    15.04        73,216        70,113
NB AMT Mid Cap Growth I Class                                                          19,768    41.07       811,883       404,944
NB AMT Mid Cap Intrinsic Value I Class                                                  2,662    16.38        43,601        35,914
PIMCO VIT CommodityRealReturn Strategy Administrative Class                            25,383     5.98       151,793       179,049
Putnam VT Global Health Care Class IB                                                     841    17.48        14,704        10,337
Putnam VT Growth & Income Class IB                                                        781    23.91        18,683        16,184


6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2013, is as follows:


                                                                                                    UNITS   UNITS       NET INCREASE
SUBACCOUNT                                                                                          ISSUED  REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                                1,804       (345)       1,459
ABVPSF Growth and Income Class A                                                                       825       (341)         484
ABVPSF International Value Class A                                                                     660       (457)         203
ABVPSF Large Cap Growth Class A                                                                         --        (97)         (97)
ABVPSF Small/Mid Cap Value Class A                                                                   2,700     (2,859)        (159)
American Century VP Inflation Protection Class I                                                     1,855     (1,782)          73
American Funds Global Growth Class 2                                                                17,987     (2,232)      15,755
American Funds Global Small Capitalization Class 2                                                   1,192     (1,969)        (777)
American Funds Growth Class 2                                                                       10,313     (7,301)       3,012
American Funds Growth-Income Class 2                                                                15,496     (6,608)       8,888
American Funds International Class 2                                                                 6,356     (8,491)      (2,135)
BlackRock Global Allocation V.I. Class I                                                            29,045     (1,364)      27,681
Delaware VIP Diversified Income Standard Class                                                       4,693     (4,554)         139
Delaware VIP Emerging Markets Standard Class                                                         9,385     (5,044)       4,341
Delaware VIP High Yield Standard Class                                                                 880       (438)         442
Delaware VIP Limited-Term Diversified Income Standard Class                                            939       (825)         114
Delaware VIP REIT Standard Class                                                                     5,127     (4,928)         199
Delaware VIP Small Cap Value Standard Class                                                          2,878     (4,152)      (1,274)
Delaware VIP Smid Cap Growth Standard Class                                                          2,943     (2,125)         818
Delaware VIP U.S. Growth Standard Class                                                              1,106       (673)         433
Delaware VIP Value Standard Class                                                                    5,199     (1,645)       3,554
DWS Alternative Asset Allocation VIP Class A                                                         1,475        (94)       1,381
DWS Equity 500 Index VIP Class A                                                                     1,572     (2,403)        (831)
DWS Small Cap Index VIP Class A                                                                        915       (684)         231
Fidelity VIP Contrafund Service Class                                                               11,874     (5,716)       6,158
Fidelity VIP Equity-Income Service Class                                                                62       (325)        (263)
Fidelity VIP Growth Service Class                                                                      333       (218)         115
Fidelity VIP Growth Opportunities Service Class                                                         53        (35)          18
Fidelity VIP High Income Service Class                                                                 853     (1,254)        (401)
Fidelity VIP Mid Cap Service Class                                                                   7,509     (7,130)         379
Fidelity VIP Overseas Service Class                                                                    214       (272)         (58)
FTVIPT Franklin Income Securities Class 1                                                            3,604       (438)       3,166
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                                127       (354)        (227)
FTVIPT Mutual Shares Securities Class 1                                                             11,097     (2,619)       8,478
FTVIPT Templeton Foreign Securities Class 2                                                            186       (306)        (120)
FTVIPT Templeton Global Bond Securities Class 1                                                      1,255     (5,472)      (4,217)
FTVIPT Templeton Growth Securities Class 1                                                             358       (509)        (151)
FTVIPT Templeton Growth Securities Class 2                                                              53       (107)         (54)
Invesco V.I. American Franchise Series I                                                             2,128     (4,234)      (2,106)

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                                                                                    UNITS   UNITS       NET INCREASE
SUBACCOUNT                                                                                          ISSUED  REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
Invesco V.I. Core Equity Series I                                                                      844     (2,851)      (2,007)
Invesco V.I. International Growth Series I                                                             404     (1,662)      (1,258)
Janus Aspen Balanced Institutional Class                                                               545       (402)         143
Janus Aspen Balanced Service Class                                                                      18        (33)         (15)
Janus Aspen Enterprise Service Class                                                                    70        (47)          23
Janus Aspen Global Research Institutional Class                                                        222       (864)        (642)
Janus Aspen Global Research Service Class                                                               27        (16)          11
Janus Aspen Global Technology Service Class                                                            122        (77)          45
LVIP Baron Growth Opportunities Standard Class                                                          31     (5,631)      (5,600)
LVIP Baron Growth Opportunities Service Class                                                        3,207     (2,921)         286
LVIP BlackRock Equity Dividend RPM Standard Class                                                    3,050     (2,354)         696
LVIP BlackRock Inflation Protected Bond Standard Class                                               2,915       (353)       2,562
LVIP Capital Growth Standard Class                                                                     227        (29)         198
LVIP Clarion Global Real Estate Standard Class                                                       2,475     (1,064)       1,411
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                                1,933       (508)       1,425
LVIP Delaware Bond Standard Class                                                                    7,388    (11,527)      (4,139)
LVIP Delaware Diversified Floating Rate Standard Class                                               5,679       (343)       5,336
LVIP Delaware Growth and Income Standard Class                                                         327       (652)        (325)
LVIP Delaware Social Awareness Standard Class                                                          140        (90)          50
LVIP Delaware Special Opportunities Standard Class                                                     249        (50)         199
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                                  4,881       (511)       4,370
LVIP Dimensional U.S. Equity RPM Standard Class                                                      6,381       (909)       5,472
LVIP Dimensional/Vanguard Total Bond Standard Class                                                  1,962       (153)       1,809
LVIP Global Income Standard Class                                                                    4,676     (1,498)       3,178
LVIP JPMorgan High Yield Standard Class                                                              2,058       (813)       1,245
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                         417     (6,018)      (5,601)
LVIP Managed Risk Profile 2030 Standard Class                                                           --    (17,607)     (17,607)
LVIP Managed Risk Profile Conservative Standard Class                                                1,059       (330)         729
LVIP Managed Risk Profile Growth Standard Class                                                      1,487     (1,537)         (50)
LVIP Managed Risk Profile Moderate Standard Class                                                    3,585     (9,850)      (6,265)
LVIP MFS International Growth Standard Class                                                           533       (227)         306
LVIP MFS Value Standard Class                                                                        2,033       (486)       1,547
LVIP Mid-Cap Value Standard Class                                                                    1,173       (738)         435
LVIP Mondrian International Value Standard Class                                                       590     (2,149)      (1,559)
LVIP Money Market Standard Class                                                                    76,424    (62,211)      14,213
LVIP SSgA Bond Index Standard Class                                                                  6,280     (1,177)       5,103
LVIP SSgA Conservative Index Allocation Standard Class                                               2,749       (201)       2,548
LVIP SSgA Developed International 150 Standard Class                                                 1,347       (384)         963
LVIP SSgA Emerging Markets 100 Standard Class                                                        3,451       (628)       2,823
LVIP SSgA Global Tactical Allocation RPM Standard Class                                              1,726     (4,393)      (2,667)
LVIP SSgA International Index Standard Class                                                            10     (1,520)      (1,510)
LVIP SSgA Large Cap 100 Standard Class                                                                  93       (914)        (821)
LVIP SSgA Moderate Index Allocation Standard Class                                                     238       (107)         131
LVIP SSgA Moderate Structured Allocation Standard Class                                                591     (1,163)        (572)
LVIP SSgA Moderately Aggressive Structured Allocation Standard Class                                 1,535        (38)       1,497
LVIP SSgA S&P 500 Index Standard Class                                                               2,791     (4,099)      (1,308)
LVIP SSgA Small-Cap Index Standard Class                                                               386       (733)        (347)
LVIP SSgA Small-Mid Cap 200 Standard Class                                                             225       (126)          99
LVIP T. Rowe Price Growth Stock Standard Class                                                       1,003        (78)         925
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                            912       (483)         429
LVIP Templeton Growth RPM Standard Class                                                             2,039       (366)       1,673
LVIP UBS Large Cap Growth RPM Standard Class                                                           601        (92)         509
LVIP Vanguard Domestic Equity ETF Standard Class                                                     3,351       (281)       3,070
LVIP Vanguard International Equity ETF Standard Class                                                4,583       (603)       3,980
M International Equity                                                                                  --        (58)         (58)
MFS VIT Growth Initial Class                                                                         1,097       (454)         643
MFS VIT Total Return Initial Class                                                                   1,352     (4,126)      (2,774)
MFS VIT Utilities Initial Class                                                                      4,584     (1,123)       3,461
NB AMT Large Cap Value I Class                                                                          --       (198)        (198)
NB AMT Mid Cap Growth I Class                                                                          432     (2,135)      (1,703)
NB AMT Mid Cap Intrinsic Value I Class                                                                 112       (751)        (639)
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                          5,949       (824)       5,125
Putnam VT Global Health Care Class IB                                                                   --        (36)         (36)
Putnam VT Growth & Income Class IB                                                                      --        (12)         (12)

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

The change in units outstanding for the year ended December 31, 2012, is as follows:


                                                                                                   UNITS    UNITS       NET INCREASE
SUBACCOUNT                                                                                         ISSUED   REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class A                                                                  325       (222)         103
ABVPSF Growth and Income Class A                                                                        86       (395)        (309)
ABVPSF International Value Class A                                                                   1,570     (1,111)         459
ABVPSF Large Cap Growth Class A                                                                         --        (98)         (98)
ABVPSF Small/Mid Cap Value Class A                                                                   1,576     (3,055)      (1,479)
American Century VP Inflation Protection Class I                                                     2,474     (2,143)         331
American Funds Global Growth Class 2                                                                 2,644     (2,554)          90
American Funds Global Small Capitalization Class 2                                                   4,047     (1,368)       2,679
American Funds Growth Class 2                                                                       17,816    (13,311)       4,505
American Funds Growth-Income Class 2                                                                10,667    (10,945)        (278)
American Funds International Class 2                                                                10,317    (18,199)      (7,882)
BlackRock Global Allocation V.I. Class I                                                             9,134     (2,646)       6,488
Delaware VIP Diversified Income Standard Class                                                       5,070     (4,207)         863
Delaware VIP Emerging Markets Standard Class                                                        13,151     (6,019)       7,132
Delaware VIP High Yield Standard Class                                                               1,552     (6,081)      (4,529)
Delaware VIP Limited-Term Diversified Income Standard Class                                            722       (157)         565
Delaware VIP REIT Standard Class                                                                    14,164     (2,302)      11,862
Delaware VIP Small Cap Value Standard Class                                                         11,503     (4,715)       6,788
Delaware VIP Smid Cap Growth Standard Class                                                          4,743     (1,630)       3,113
Delaware VIP U.S. Growth Standard Class                                                             19,590       (425)      19,165
Delaware VIP Value Standard Class                                                                   20,468     (1,033)      19,435
DWS Alternative Asset Allocation VIP Class A                                                            72         (1)          71
DWS Equity 500 Index VIP Class A                                                                     3,158     (2,083)       1,075
DWS Small Cap Index VIP Class A                                                                      1,838       (576)       1,262
Fidelity VIP Contrafund Service Class                                                                3,734    (26,579)     (22,845)
Fidelity VIP Equity-Income Service Class                                                               716       (761)         (45)
Fidelity VIP Growth Service Class                                                                      732       (170)         562
Fidelity VIP Growth Opportunities Service Class                                                         72     (6,279)      (6,207)
Fidelity VIP High Income Service Class                                                                  41     (1,567)      (1,526)
Fidelity VIP Mid Cap Service Class                                                                   6,541     (1,999)       4,542
Fidelity VIP Overseas Service Class                                                                    163     (2,112)      (1,949)
FTVIPT Franklin Income Securities Class 1                                                            2,416       (777)       1,639
FTVIPT Franklin Small-Mid Cap Growth Securities Class 1                                                295     (1,939)      (1,644)
FTVIPT Mutual Shares Securities Class 1                                                             15,412     (4,926)      10,486
FTVIPT Templeton Foreign Securities Class 2                                                            184       (485)        (301)
FTVIPT Templeton Global Bond Securities Class 1                                                      1,833     (2,150)        (317)
FTVIPT Templeton Growth Securities Class 1                                                             938     (1,388)        (450)
FTVIPT Templeton Growth Securities Class 2                                                              75        (65)          10
Invesco V.I. American Franchise Series I                                                            58,858     (2,505)      56,353
Invesco V.I. Capital Appreciation Series I                                                             973    (57,200)     (56,227)
Invesco V.I. Core Equity Series I                                                                    3,347     (5,017)      (1,670)
Invesco V.I. International Growth Series I                                                             474       (651)        (177)
Janus Aspen Balanced Institutional Class                                                             1,110       (655)         455
Janus Aspen Balanced Service Class                                                                   1,067        (33)       1,034
Janus Aspen Enterprise Service Class                                                                 1,166       (328)         838
Janus Aspen Global Research Institutional Class                                                      2,089     (3,483)      (1,394)
Janus Aspen Global Research Service Class                                                               69        (21)          48
Janus Aspen Global Technology Service Class                                                            201     (1,582)      (1,381)
LVIP Baron Growth Opportunities Standard Class                                                         959       (361)         598
LVIP Baron Growth Opportunities Service Class                                                        8,067     (3,761)       4,306
LVIP BlackRock Equity Dividend RPM Standard Class                                                       48        (22)          26
LVIP BlackRock Inflation Protected Bond Standard Class                                                 496       (147)         349
LVIP Capital Growth Standard Class                                                                   1,200        (26)       1,174
LVIP Clarion Global Real Estate Standard Class                                                       9,043     (9,780)        (737)
LVIP Columbia Small-Mid Cap Growth RPM Standard Class                                                7,049     (6,052)         997
LVIP Delaware Bond Standard Class                                                                    5,458    (10,212)      (4,754)
LVIP Delaware Diversified Floating Rate Standard Class                                               1,783       (480)       1,303
LVIP Delaware Growth and Income Standard Class                                                         426       (620)        (194)
LVIP Delaware Social Awareness Standard Class                                                          174        (53)         121

LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE


                                                                                                   UNITS    UNITS       NET INCREASE
SUBACCOUNT                                                                                         ISSUED   REDEEMED    (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
LVIP Delaware Special Opportunities Standard Class                                                      38       (837)        (799)
LVIP Dimensional Non-U.S. Equity RPM Standard Class                                                  1,552       (285)       1,267
LVIP Dimensional U.S. Equity RPM Standard Class                                                      2,088       (288)       1,800
LVIP Dimensional/Vanguard Total Bond Standard Class                                                    503        (60)         443
LVIP Global Income Standard Class                                                                    2,482       (690)       1,792
LVIP JPMorgan High Yield Standard Class                                                              7,134       (141)       6,993
LVIP JPMorgan Mid Cap Value RPM Standard Class                                                         873       (183)         690
LVIP Managed Risk Profile 2030 Standard Class                                                       50,533       (666)      49,867
LVIP Managed Risk Profile Conservative Standard Class                                                2,710     (3,328)        (618)
LVIP Managed Risk Profile Growth Standard Class                                                      1,738       (910)         828
LVIP Managed Risk Profile Moderate Standard Class                                                    4,076    (32,956)     (28,880)
LVIP MFS International Growth Standard Class                                                        11,334     (4,244)       7,090
LVIP MFS Value Standard Class                                                                          554     (1,162)        (608)
LVIP Mid-Cap Value Standard Class                                                                    8,014     (2,338)       5,676
LVIP Mondrian International Value Standard Class                                                    16,097     (6,249)       9,848
LVIP Money Market Standard Class                                                                   129,531   (128,553)         978
LVIP SSgA Bond Index Standard Class                                                                  1,776       (842)         934
LVIP SSgA Developed International 150 Standard Class                                                   221       (323)        (102)
LVIP SSgA Emerging Markets 100 Standard Class                                                       10,418     (6,522)       3,896
LVIP SSgA Global Tactical Allocation RPM Standard Class                                              1,047       (340)         707
LVIP SSgA International Index Standard Class                                                         1,739       (337)       1,402
LVIP SSgA Large Cap 100 Standard Class                                                                 976       (384)         592
LVIP SSgA Moderate Index Allocation Standard Class                                                     262       (120)         142
LVIP SSgA Moderate Structured Allocation Standard Class                                              5,386     (1,087)       4,299
LVIP SSgA S&P 500 Index Standard Class                                                              14,726    (10,990)       3,736
LVIP SSgA Small-Cap Index Standard Class                                                               776     (4,776)      (4,000)
LVIP SSgA Small-Mid Cap 200 Standard Class                                                              31        (44)         (13)
LVIP T. Rowe Price Growth Stock Standard Class                                                       1,240        (41)       1,199
LVIP T. Rowe Price Structured Mid-Cap Growth Standard Class                                            685       (248)         437
LVIP Templeton Growth RPM Standard Class                                                               165        (81)          84
LVIP UBS Large Cap Growth RPM Standard Class                                                         1,084       (186)         898
LVIP Vanguard International Equity ETF Standard Class                                               14,730     (4,731)       9,999
M International Equity                                                                                  --        (65)         (65)
MFS VIT Growth Initial Class                                                                           918     (3,899)      (2,981)
MFS VIT Total Return Initial Class                                                                   2,212    (13,045)     (10,833)
MFS VIT Utilities Initial Class                                                                      5,287     (4,732)         555
NB AMT Large Cap Value I Class                                                                          --       (216)        (216)
NB AMT Mid Cap Growth I Class                                                                          668     (2,207)      (1,539)
NB AMT Mid Cap Intrinsic Value I Class                                                                 162       (338)        (176)
PIMCO VIT CommodityRealReturn Strategy Administrative Class                                          6,983    (11,472)      (4,489)
Putnam VT Global Health Care Class IB                                                                  582        (47)         535
Putnam VT Growth & Income Class IB                                                                      --        (20)         (20)


7. SUBSEQUENT EVENT

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Board of Directors of Lincoln Life & Annuity Company of New York
     and
Contract Owners of LLANY Separate Account R for Flexible Premium Variable Life
     Insurance

We have audited the accompanying statements of assets and liabilities of LLANY Separate Account R for Flexible Premium Variable Life Insurance ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2013, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting LLANY Separate Account R for Flexible Premium Variable Life Insurance at December 31, 2013, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.



/s/ ERNST & YOUNG LLP
Philadelphia, Pennsylvania
April 1, 2014

                           PART C - OTHER INFORMATION

Item 26. EXHIBITS

(a) Resolution of the Board of Directors of Lincoln Life & Annuity Company of New York and related documents authorizing establishment of the Account.(2)

(b) Not applicable.

(c) (1) Principal Underwriting Agreement between Lincoln Financial Distributors, Inc. and Lincoln Life & Annuity Company of New York.(3)

(d) (1) Policy Form LN697 NY(5)

     (2) Estate Tax Repeal Rider-Policy Form LR511 NY(4)

     (3) No-Lapse Enhancement Rider-Policy Form LR697 NY(7)

     (4) Overloan Protection Rider-Policy Form LR540 NY(7)

     (5) Premium Reserve Rider-Policy Form LR543 NY(7)

(e) (1) Application-LFF06300-18 NY(9)

     (2) Addendum to Application-(9)

(f) (1) Articles of Incorporation of Lincoln Life & Annuity Company of New York.(1)

     (2) Bylaws of Lincoln Life & Annuity Company of New York.(1)

(g) Reinsurance Contracts(7)

(h) Fund Participation Agreements, and amendments thereto, between Lincoln Life & Annuity Company of New York and:

     (1) AIM Variable Insurance Fund (Invesco Variable Insurance Funds)(10)

     (2) AllianceBernstein Variable Products Series Fund, Inc.(12)

     (3) American Century Variable Portfolios II, Inc.(11)

     (4) American Funds Insurance Series(10)

     (5) BlackRock Variable Series Fund, Inc. (11)

     (6) Delaware VIP Trust(12)

     (7) DWS Variable Series II(12)

     (8) Fidelity Variable Insurance Products(12)

     (9) Franklin Templeton Variable Insurance Products Trust(11)

     (10) Legg Mason Partners Variable Equity Trust(12)

     (11) Lincoln Variable Insurance Products Trust(12)

     (12) MFS Variable Insurance Trust(10)

     (13) PIMCO Variable Insurance Trust(11)

(i) (1) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York(6)

   (2) Amended and Restated Service Agreement by and between Lincoln Life & Annuity Company of New York and The Lincoln National Life Insurance Company, effective January 1, 2004.(8)

(j) Not applicable.

(k) Opinion and Consent of John L. Reizian, Esquire. (Filed herewith)

(l) Not Applicable.

(m) Not Applicable.

(n) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

(o) Not applicable.

(p) Not applicable.

(q) Compliance Procedures(12)
--------------
(1) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 to Registration Statement on Form S-6 (File No. 033-77496) filed on April 2,
2007.

(2) Incorporated by reference to Registration Statement on Form N-8B-2 (File No. 811-08651) filed on February 11, 1998.

(3) Incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-145531) filed on November 16, 2007.

(4) Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6 (File No. 333-52194) filed on November 13, 2001.

(5) Incorporated by reference to Pret-Effective Amendment No. 1 on Form N-6 (File No. 333-149053) filed on January 23, 2009.

(6) Incorporated by reference to Registration Statement on Form N-4 (File No. 333-147673) filed on November 28, 2007.

(7) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-148917) filed on January 29, 2008.

(8) Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-84684) filed on April 7, 2004.

(9) Incorporated by reference to Registration Statement on Form N-6 (File No. 333-155333) filed on November 13, 2008.

(10) Incorporated by reference to Post-Effective Amendment No. 17 on Form N-6 (File No. 333-155333) filed on April 2, 2013.

(11) Incorporated by reference to Post-Effective Amendment No. 14 on Form N-6 (File No. 333-155333) filed on April 1, 2011.

(12) Incorporated by reference to Post-Effective Amendment No. 18 on Form N-6 (File No. 333-155333) filed on April 1, 2014.

Item 27. Directors and Officers of the Depositor


Name                               Positions and Offices with Depositor
--------------------------------   -----------------------------------------------------------------------
Dennis R. Glass**                  President and Director
Ellen G. Cooper**                  Executive Vice President, Chief Investment Officer and Director
Charles C. Cornelio**              Executive Vice President and Chief Administrative Officer and Director
Randal J. Freitag**                Executive Vice President, Chief Financial Officer and Director
George W. Henderson, III           Director
Granville Capital
300 North Greene Street
Greensboro, NC 27401
Mark E. Konen**                    Executive Vice President and Director
M. Leanne Lachman                  Director
870 United Nations Plaza, #19-E
New York, NY 10017
Louis G. Marcoccia                 Director
Senior Vice President
Syracuse University
Crouse-Hinds Hall, Suite 620
900 South Crouse Avenue
Syracuse, NY 13244
Patrick S. Pittard                 Director
20 Cates Ridge
Atlanta, GA 30327
Robert O. Sheppard*                Second Vice President, Secretary and General Counsel

   * Principal business address is 100 Madison Street, Suite 1860, Syracuse, NY 13202

     ** Principal business address is 150 Radnor Chester Road, Radnor, PA 19087

*** Principal business address is 100 North Greene Street, Greensboro, NC
27401

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

   Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System (Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-181796) filed on August 6, 2013.)


Item 29. Indemnification

     (a) Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of Lincoln Life & Annuity Company of New York provides that Lincoln New York will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln New York, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln New York. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln New York.

     Please refer to Article VII of the By-Laws of Lincoln New York (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, New York law.

     (b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

   (a) Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln New York Account N for Variable Annuities; LLANY Separate Account S for Flexible Premium Variable Life; Lincoln New York Account T Variable Annuity; and Lincoln Life & Annuity Flexible Premium Variable Life Account Y.

     (b) Officers and Directors of Lincoln Financial Distributors, Inc.:


Name                       Positions and Offices with Underwriter
------------------------   ------------------------------------------------------------
Wilford H. Fuller*         President, Chief Executive Officer and Director
Jeffrey D. Coutts*         Senior Vice President and Treasurer
Patrick J. Caulfield**     Vice President, Chief Compliance Officer and Senior Counsel
Elizabeth M. O'Brien*      Senior Vice President and Director
Thomas O'Neill*            Senior Vice President, Chief Operating Officer and Director
Ronald W. Turpin***        Vice President and Interim Chief Financial Officer
Nancy A. Smith*            Secretary

   * Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087

         ** Principal business address is 350 Church Street, Hartford, CT 06103

       *** Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

     (c)  N/A

Item 31. Location of Accounts and Records

Books of Account and corporate records are maintained by Lincoln Life & Annuity Company of New York, 100 Madison Street, Suite 1860, Syracuse, New York 13202. All other accounts, books, and documents, except accounting records, required to be maintained by the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by Bank of New York Mellon, N.A., One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258.

Item 32. Management Services

Not Applicable.

Item 33. Fee Representation

Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, LLANY Separate Account R for Flexible Premium Variable Life Insurance, has duly caused this Post-Effective Amendment Number 8 to the Registration Statement (File No.: 333-149053; 811-08651; CIK: 0001055225) on Form N-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut, on the 1st day of April, 2014. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                LLANY SEPARATE ACCOUNT R FOR FLEXIBLE PREMIUM
                VARIABLE LIFE INSURANCE
                (REGISTRANT)



                By       /s/ Michael L. Parker
                   -----------------------------------
                      Michael L. Parker
                      Vice President
                      Lincoln Life & Annuity Company of New York

                LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                (DEPOSITOR)



                By       /s/ Michael L. Parker
                   -----------------------------------
                      Michael L. Parker
                      Vice President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment Number 8 to the Registration Statement (File No.:
333-149053; 811-08651; CIK: 0001055225) has been signed below on April 1, 2014 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

SIGNATURE                                  TITLE
---------                                  -----
/s/ Dennis R. Glass *
------------------------------             President
Dennis R. Glass

/s/ Charles C. Cornelio *
------------------------------             Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                        Director

/s/ Ellen G. Cooper *
------------------------------             Executive Vice President, Chief Investment Officer and
Ellen G. Cooper                            Director

/s/ Randal J. Freitag *
------------------------------             Executive Vice President, Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III *
------------------------------             Director
George W. Henderson, III

/s/ Mark E. Konen *
------------------------------             Executuve Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman *
------------------------------             Director
M. Leanne Lachman

/s/ Louis G. Marcoccia *
------------------------------             Director
Louis G. Marcoccia

/s/ Patrick S. Pittard *
------------------------------             Director
Patrick S. Pittard



*By:    /s/ John L. Reizian
    ------------------------------
      John L. Reizian
      Attorney-in-Fact, pursuant to a Power-
      of-Attorney filed with this Registration
      Statement

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of Lincoln Life & Annuity Company of New York, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6 or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any amendment to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:
Lincoln Life & Annuity Flexible Premium Variable Life Account M: File No. 333-141782, 333-141788, 333-141789, 333-141785, 333-141790, 333-141779,
333-141767, 333-141771, 333-141775, 333-148917; 333-155333; 333-170383;
811-08559
LLANY Separate Account R for Flexible Premium Variable Life: File No. 333-141780, 333-141784, 333-141786, 333-141768, 333-141772, 333-141776;
333-149053; 811-08651
LLANY Separate Account S for Flexible Premium Variable Life: File No. 333-141777, 333-141773, 333-141769; 811-09257
Lincoln Life & Annuity Flexible Premium Variable Life Account Y: File No. 333-141781, 333-141783, 333-141787, 333-141770, 333-141774,
333-141778; 333-159954, 811-21029
Lincoln Life & Annuity Flexible Variable Life Account JA-B: 033-77496; 811-08470

VARIABLE ANNUITIES SEPARATE ACCOUNTS:
Lincoln Life & Annuity Variable Annuity Account H: 333-141756, 333-141758, 333-141761, 333-141754, 333-141763, 333-141766, 333-171097; 333-176216;
333-181617; 811-08441
Lincoln Life & Annuity Variable Annuity Account L: 333-141755; 811-07785 Lincoln New York Account N for Variable Annuities: 333-141752, 333-141757, 333-141759, 333-141760, 333-141762, 333-145531, 333-149449; 333-171096;
333-175691; 333-176213; 333-181616; 333-186895; 811-09763


Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed. This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

SIGNATURE                                  TITLE
---------                                  -----
/s/ Dennis R. Glass
------------------------------             President and Director
Dennis R. Glass

/s/ Charles C. Cornelio
------------------------------             Executive Vice President; Chief Administration Officer and
Charles C. Cornelio                        Director

/s/ Ellen Cooper
------------------------------             Executive Vice President, Chief Investment Officer and Director
Ellen Cooper

/s/ Rober W. Dineen
------------------------------             Director
Robert W. Dineen

/s/ Randal J. Freitag
------------------------------             Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/ George W. Henderson, III
------------------------------             Director
George W. Henderson, III

/s/ Mark E. Konen
------------------------------             Executive Vice President and Director
Mark E. Konen

/s/ M. Leanne Lachman
------------------------------             Director
M. Leanne Lachman

/s/ Louis G. Marcoccia
------------------------------             Director
Louis G. Marcoccia

/s/ Patrick S. Pittard
------------------------------             Director
Patrick S. Pittard


We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Brian A. Kroll, John L. Reizian, Lawrence A. Samplatsky, Stephen R. Turer and John D. Weber, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

/s/ Delson R. Campbell
------------------------------------
Delson R. Campbell

/s/ Scott C. Durocher
------------------------------------
Scott C. Durocher

/s/ Kimberly A. Genovese
------------------------------------
Kimberly A. Genovese

/s/ Daniel P. Herr
------------------------------------
Daniel P. Herr

/s/ Donald E. Keller
------------------------------------
Donald E. Keller

/s/ Brian A. Kroll
------------------------------------
Brian A. Kroll

/s/ John L. Reizian
------------------------------------
John L. Reizian

/s/ Lawrence A. Samplatsky
------------------------------------
Lawrence A. Samplatsky

/s/ Stephen R. Turer
------------------------------------
Stephen R. Turer

/s/ John D. Weber
------------------------------------
John D. Weber


Version: November 2013